                                                                   Exhibit 10.38

                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                                        Under 17 C.F.R. Sections
                                                200.80(b)(4), 200.83 and 230.406

                                  OEM AGREEMENT
                                   # LGSC103DS

THIS AGREEMENT IS MADE AND ENTERED INTO BY PREMISYS COMMUNICATIONS, INC. AND ITS PARENT PREMISYS COMMUNICATIONS HOLDINGS, INC., HAVING THEIR PRINCIPAL PLACE OF BUSINESS AT 1032 ELWELL COURT, PALO ALTO, CALIFORNIA, 94303, A CALIFORNIA CORPORATION, HEREINAFTER COLLECTIVELY REFERRED TO AS, "SELLER", AND AT&T PARADYNE CORPORATION, A DELAWARE CORPORATION, HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 8545 126TH AVENUE NORTH, P.O. BOX 2826, LARGO, FLORIDA 34649-2826, HEREINAFTER REFERRED TO AS "BUYER".

WHEREAS, Buyer desires to purchase from Seller certain Products as defined hereinafter.

WHEREAS, Seller desires to supply Buyer with such Products,

The above parties therefore agree that the following mutual promises and covenants shall govern the sale by Seller, and the purchase by Buyer, of such Products.

01.0.    DEFINITIONS

01.1.    EFFECTIVE DATE

         The "Effective Date" of this Agreement shall be the date of execution.

01.2.    TERM OF AGREEMENT

         The initial term of this Agreement shall commence upon the Effective Date of this Agreement by Seller and Buyer and shall terminate FIVE (50) years after the Acceptance Date, unless sooner terminated as hereinafter provided.

01.3.    PRODUCT

         "Product" or "Products" shall mean the Seller's Channel Bank product line as set forth in Exhibit A, including all associated hardware, software, firmware, documentation and any enhancements or modifications thereof. This shall include "New Products" that have been mutually agreed to between the parties for inclusion into this Agreement.

01.4.    RELEASE

         "Release" shall mean Buyer's printed, written or Electronic Data Interchange (EDI) order to Seller specifying Product shipment, quantities and Buyer's shipment dates.

01.5.    SPECIFICATIONS


                                       1.

         "Specifications" shall mean those purchase specifications (#351-0047-0031) for the Product as now set forth in Exhibit B and as modified from time to time in accordance with this Agreement.

01.6.    EPIDEMIC

         "Epidemic" shall mean the occurrence of one or more of the following events:

                  a. Products that are dead on arrivals (DOA's) exceeding the greater of three (3) percent of the Products delivered to Buyer or Buyer's customer within a one month period.

                  b. Four (4) percent or more of any consecutive one hundred Products delivered to Buyer or Buyer's customer that are rejected for defective materials or workmanship.

                  c. Field repair reports indicate a non conformance to the Specifications for the same defect of four (4) percent or more of the installed Product base.

                  d. Reliability plots of field data for two (2) consecutive months indicate that Products have an actual mean time between failure (MTBF) less than eighty percent (80%) of the MTBF specified at one hundred and one thousand (101,000) hours.

01.7.    NEW PRODUCT

         "New Product" shall mean any of Seller's products distributed after execution of this Agreement, that would (i) replace or obsolete existing Product or (ii) include all existing functions of the Products plus any Enhancements or
(iii) create a more favorable price/performance ratio than the Products. Further, New Product shall include any new, jointly developed with Buyer or existing models that offer new features, options or other new technology not previously offered on existing Products but would otherwise not be offered to Buyer under the existing Product specifications.

01.8.    DELIVERY SCHEDULE

         "Delivery Schedule" shall mean the mutually agreed upon date(s) of shipment of Product to Buyer's customer. This date, that Product is to ship to Buyer's designated customers, shall also be referred to as the "Scheduled Ship Date".

01.9.    ENHANCEMENT

         "Enhancements" shall mean minor modifications or additions to the Products which shall not materially alter its architecture or fundamental functionality. Enhancements include substantial cost reductions of Products, or portions of the Products.

01.10.   SOFTWARE


                                       2.

         "Software" shall mean any binary product in the form of object code, whether residing on media loadable into the Products or in the Products as firmware, and all documentation related to its use.

01.11.   SOFTWARE BUG FIX

         A "Software Bug Fix" shall mean any Software related defect that has been fixed in a later revision of software.

01.12.   SOFTWARE MAINTENANCE RELEASE

         A "Software Maintenance Release" shall mean any Software that has been revised by including one or more Software Bug Fixes into the base Software.

01.13.   SOFTWARE FEATURE RELEASE

         A "Software Feature Release" shall mean any Software that has been revised to include new features or functionally.

01.14.   ACCEPTANCE DATE

         The "Acceptance Date" of the Product shall mean the date in which the Buyer agrees that the Product has successfully passes the Buyer's internal system tests and field beta tests and the product can be introduced into the Buyer's controlled introduction process.

02.0.    PURCHASE AND SALE OF PRODUCTS

02.1.    PURCHASE AND SALE

         Seller agrees to manufacture the Products released hereunder by Buyer in accordance with the Specifications and to sell such Products, including any Enhancements, to Buyer, and Buyer agrees to purchase from Seller the Products on the terms and conditions and at the prices as hereinafter provided.

02.1.1   NO RESALE RESTRICTIONS

         Except as provided herein, nothing contained herein shall be deemed in any way restrict the rights of Buyer with respect to the resale of the Products purchased hereunder.

02.2.    EXPORTATION

         Buyer agrees not to export the Products, or any systems containing the Products, or any technical data relating to the Products without first obtaining licenses or any other approvals required by the United States Department of Commerce or other United States governmental agencies. Buyer agrees not to export to any prohibited countries listed under the United States Export Administration Act of 1979 as amended and updated from time to time and the regulations promulgated thereunder.


                                       3.

02.3.    MARKET RIGHTS

02.3.1.  WORLDWIDE MARKET RIGHTS

         Both Seller and Buyer intend that Buyer and the Buyer's distributors shall be a primary distribution channel for the Products to end-user customers for both the domestic and international markets. The Buyer shall have worldwide distribution rights to sell the Products.

         Seller shall assist Buyer in obtaining type approvals and homologation for Buyer to distribute Products worldwide. Homologation schedules and distribution of homologation costs are to be mutually agreed upon between the Buyer and Seller. Seller further agrees where applicable to list Buyer's OEM name on certificates already earned, where possible.

         With respect to non domestic market rights Seller and Buyer agree to the following:



                  a. On ore before the effective date of this Agreement, Buyer will provide to Seller a confidential list (Buyer's list) of those countries in which Buyer will support sales of the Products through Buyer's direct sales operations or its in-country distributors. The Buyer's list will also indicate the names of the distributors that Buyer intends to use for resale of the Products in each country. Seller will review the Buyer's list and within ten (10) days after receipt of such list: i.) Seller shall provide to the Buyer a list (Seller's list) that specifies any areas of potential conflicts or problems with the Buyer's list and will specify the names of the distributors within the countries on the Buyer's list that the Seller is currently in negotiation with, ii.) Seller further agrees that it will not enter into any new discussions to add other in-country distributors to the countries on the Buyer's list for at least six (6) months after the Effective Date without Buyer's written consent. After Seller has received Buyer's list and returned to the Buyer the Seller's list, the Buyer agrees to grant Seller forty five (45) day in which to close on any distribution agreements that the Seller may have in process.

                  b. Any time within one year after the Effective Date Buyer may add countries to the Buyer's list as Buyer requires. The same guidelines as outlined in item a. of this Section will be used for each country, with the six month time period starting after Seller receives Buyer's written request to add the countries to the Buyer's list.

                  c. Beginning one year after the Effective Date any new countries added to the Buyer's list, per item a. and b. above, will be subject to a four month rather than a six month window.

                  d. Buyer and Seller agree to review at least semi-annually Buyer's sales performance in each country where it is selling the Products. If minimal performance objectives are not being met in any country, Buyer and Seller will implement mutually agreeable programs to improve sales performance in those countries.


                                       4.

                  e. Notwithstanding paragraphs a. through d. above, Seller at its option may sell directly to carriers and service providers, and OEMs who may sell to these carriers and service providers. However, Seller agrees to inform Buyer, whenever practical of any opportunity for sales of Product in those international countries where Buyer has direct sales channels, except when Seller is unable to do so due to business conditions including, but not limited to, non-disclosure agreements, RFPs directed to Seller, and opportunities brought to Seller by its other partners.

         If Buyer wishes to pursue an opportunity brought to Buyer by Seller, Buyer will provide to Seller a plan to pursue the opportunity in a time frame in accordance with the following applicable situation:

                           1) Pursuit of an opportunity for which there is no
                  pressing deadline from an external entity: Buyer will submit to Seller a plan within 60 days.

                           2) Pursuit of an opportunity which is constrained by
                  a deadline imposed by an external entity. Buyer must submit a plan to Seller within a time period as required to meet Seller's needs. Seller shall make every reasonable effort to maximize the amount of time that the Buyer has to respond.

                           If rejected by the Seller, Seller will inform Buyer
                  of the reasons for rejection within four (4) business days and conversely Buyer has four days to remedy reasons for rejection, if practical. If accepted, Seller will assist Buyer in Buyer's plan to pursue that opportunity. Furthermore, Seller will not pursue direct sales to the identified customer unless such customer indicates that its does not wish to do business with Buyer.

                           In those cases where Buyer has proposed the Product
                  into an account, and that account subsequently contacts Seller directly, Seller will inform Buyer as soon as practicable. In addition, Seller will use all reasonable efforts to maintain sales of Product through Buyer. If the account informs Seller that it does not want to purchase from Buyer, Seller may pursue that business directly. In such cases, Seller will provide compensation to Buyer in the form of a commission on revenue for all Products sold to that customer for a 12 month period. Such commission will be based on the discount that Seller offers to that customer according to the following schedule:

                        Seller's Discount to Purchaser        Buyer's Commission
                                 0 to 15%                           [***]
                                15 to 20%                           [***]
                                21 to 25%                           [***]
                                26 to 30%                           [***]
                                31 to 35%                           [***]
                                36 to 40%                           [***]

--------------------------
* Confidential Treatment Requested


                                       5.

                                41% or more                         [***]

                           All such commission will be in the form of a credit
                  which Buyer may apply up to 50% of the purchase price of any future purchases of Products.

                           In addition, any U.S.-based reseller with which
                  Seller may have an agreement is not precluded from providing Product to any of its international customers.

                  f. Seller agrees to support Buyer's international sales
              efforts for the Products without preferential treatment to other resellers.

With respect to domestic (US) market rights and obligations, Buyer and Seller agree to the following:

                  g. For a period of twelve months from the general availability of the Products to the Buyer's customers ("General Availability Date"), Seller agrees to limit to twenty (20) the number of distributors authorized by Seller to sell its products. These distributors can be either stocking or non-stocking distributors classified as "VADs" (Distributors) and resellers (exclusive of OEMs).

                  h. The limit of twenty (20) distributors in (a) does not apply to OEMs, telcos, Inter-Exchange Carrier's or other providers or resellers of telecommunications services. It also does not apply to wholesale distributors which primarily sell to such telecommunications service providers. For a period of twelve months from General Availability Date, such wholesale distributors shall be limited to four (4) and shall be reviewed with Buyer. Specific wholesale distributors may change from time to time, although the number shall be limited to four.

                  i. If Buyer wishes to pursue an opportunity brought to Buyer by Seller, Buyer will provide to Seller a plan to pursue the opportunity in a time frame in accordance with the following applicable situation:

                      1) Pursuit of an opportunity for which there is no
                  pressing deadline from an external entity: Buyer will submit to Seller a plan within 60 days.

                      2) Pursuit of an opportunity which is constrained y a
                  deadline imposed by an external entity: Buyer must submit a plan to Seller within a time period as required to meet Seller's needs. Seller shall make every reasonable effort to maximize the amount of time that the Buyer has to respond. If rejected by the Seller, Seller will inform Buyer of the reasons for rejection within four (4) business days and conversely Buyer has four (4) days to respond, if practicable.

                  j. Seller agrees to review Seller's present distributors and future distributors before authorizing distribution or sale of its Products with the Buyer in order to minimize sales channel conflict and sales expense for both parties. The intent of these

----------------
*Confidential Treatment Requested


                                       6.

              reviews is to assure Seller that its desired market coverage is being met and to assure Buyer that its sales penetration is maximized.

                  k. Seller agrees to maintain a minimum differential of 19%, referenced to Seller's published list price, between the most favorable VAD or Distributor (not OEM's) contract pricing and that of the Buyer. In the event of an exception to this for specific distributor sales opportunities, the Seller shall notify the Buyer and gain the Buyer's agreement as to the special pricing for that opportunity.

                  l. In those cases where Buyer has proposed the Product into an account, and that account subsequently contacts Seller directly, Seller will inform Buyer as soon as practicable. In addition, Seller will use all reasonable efforts to maintain sales of Product through Buyer. If the account informs Seller that it will not purchase from Buyer, Buyer shall inform Seller and Seller with Buyer's approval may pursue that business directly. In such cases, Seller will provide compensation to Buyer in the form of a commission on net revenue on all Product sold to that customer for a 12 month period. Such commission will be based on the discount that Seller offers to that customer according to the following schedule:

                        Seller's Discount to Purchaser       Buyer's Commission
                                 0 to 15%                          [***]
                                15 to 20%                          [***]
                                21 to 25%                          [***]
                                26 to 30%                          [***]
                                31 to 35%                          [***]
                                36 to 40%                          [***]
                                41% or more                        [***]

                           All such commission will be in the form of a credit
                  which Buyer may apply up to 50% of the purchase price of any future purchases of Products.

02.3.2.       OTHER MARKET RIGHTS

              Seller will agree not to enter into any technology transfers, joint development efforts, manufacturing rights, or distribution agreements for Products with the following: Codex, Racal-Milgo, N.E.T., Timeplex, Newbridge, Stratacom, G.D.C., or Gandalf. Buyer and Seller may from time to time add companies to this list by mutual agreement.

              Buyer may provide Seller with a list of it's customers (not to exceed 1,600) and Seller agrees that it will not pursue direct sales with said customers. This list may be updated from time to time. Seller agrees that if its direct sales force attempts to sell Products to customers of Buyer, then Seller at the request of Buyer will support Buyer in the sale, unless that customer has stated that it only buys product directly from the manufacturer or will not purchase Products from the Buyer. Seller in these cases will not show preferential financial consideration to any of the Sellers

--------------------------
* Confidential Treatment Requested


                                       7.

distribution channels in competitive sales situations. In the event that Seller does sell under this paragraph, the commission schedule applicable to domestic sales in sub paragraph 1. shall apply.

02.3.3.       RETENTION OF MARKET RIGHTS

              In order to retain the preferential market rights specified in paragraphs 2.3.1. a-d with respect to the international rights, paragraphs
2.3.1. g-j with respect to domestic rights and paragraph 2.3.2 (hereinafter collectively called "Preferential Market Rights"), Buyer and Seller agree to the following:

              a. From the Effective Date of this Agreement the Buyer agrees to attempt to achieve purchase objectives of Products of six hundred (600) units by September 1, 1993, purchases of an additional seven hundred (700) units by March 1, 1994, purchases of an additional one thousand (1,000) units by September 1, 1994, and an additional one thousand four hundred and fifty (1,450) units by March 1, 1995.

              b. Buyer and Seller will review Seller's purchase performance on said dates. Buyer's Preferential Marketing Rights may thereafter terminate, at the election of Seller after thirty days written notice, if Buyer failed to meet the purchase objectives unless Seller was unable to meet Buyer's requested deliveries during such period, if such requests were consistent with the forecast provided under section 03.3. The above state performance objectives and remedies apply solely to the Preferential Marketing Rights and shall in no way be construed to affect Buyer's other rights under this Agreement or any other terms and conditions of this Agreement.

              c. On or before March 1, 1995, Buyer and Seller shall in good faith meet and negotiate the six month purchase targets for the remainder of the term of this Agreement. Absent reaching agreement the Preferential Marketing Rights shall terminate on March 1, 1995, unless Buyer has offered to attempt to purchase at least in the aggregate the same number of units purchased during the prior six months and thereafter such Preferential Marketing Rights shall terminate.

03.0.         ORDERING OR PRODUCTS

03.1.         USE OF RELEASES

              Buyer shall issue Releases via Buyer's purchase orders, or customer drop ship orders confirmed in writing and/or via Electronic Data Interchange (EDI), specifying Buyer's part numbers and/or model numbers, quantities, prices, destination and Delivery Schedule(s) for the Products furnished under this Agreement. Releases for Products which are the subject of this Agreement will be considered released under the provisions of this Agreement unless otherwise specified in writing. This Agreement will take precedence over any preprinted terms of Buyer's Releases in the event there are conflicting or additional terms and conditions.

              Seller shall have EDI available, in a format compatible with Buyer's current software, within six (6) months of the Effective Date of this Agreement.


                                       8.

              Seller shall drop ship Releases and logistics spare parts at Buyer's request to Buyer or Buyer's customer at locations specified by Releases as defined, above. Seller shall utilize freight carriers designated by Buyer in Buyer's Corporate Routing Guide, a copy of which is attached hereto as Exhibit C, unless otherwise specified on Buyer's Release.

0.3.2.        RELEASE ACKNOWLEDGMENT

              Seller shall acknowledge to Buyer each Release within 24 hours where possible, but no more than 48 hours of Seller's receipt of same. Such acknowledgment shall constitute acceptance of the Release, and Seller will at the same time confirm the Scheduled Ship Date.

03.3.         FORECAST

              Buyer will provide a rolling monthly forecast of Buyer's demand for the Product with visibility for the next six (6) months. The quantity of Products forecast for the first month of a given forecast will be no more than one hundred twenty percent (120%) of the Products forecast for the second month of the immediately prior forecast. This shall hold true for any ninety (90) day period of the then current monthly rolling forecast. The forecast given for any period beyond this ninety (90) day window may be increase by any amount.
This forecast will be for planning purposes only.

03.4.         RELEASE RESCHEDULE BY BUYER

              Buyer has the right to reschedule any Release up to an including twenty one (21) calendar days before a Release's Scheduled Ship Date. Buyer may reschedule any Release one (1) time without surcharge within twenty one (21) calendar days of the Release's Schedule Ship Date. Buyer may reschedule the same Release additional times upon payment of two (2) percent of the Buyer's purchase price of such Release or five hundred dollars ($500.00), whichever is less, for each time the Buyer makes such additional reschedulings. All rescheduled ship date under this Section shall be no more than thirty (30) days after the then current ship date for the Release.

              Notwithstanding the above, Buyer may reschedule in any manner 100% of any Release under this Agreement without surcharge or penalty in the event of Seller's delay in delivery of production quantities of the products ordered in conformity with this Agreement.

03.5.         RELEASE RESCHEDULE BY SELLER

              At no time can the Seller reschedule any of the Buyer's Releases that were previously committed and assigned Scheduled Ship Dates by the Seller without the express advance authorization of the Buyer. This advance notice of the Seller's potential rescheduling of the Buyer's Release must be provided to the Buyer, with all reasonable effort, five (5) business days before the Release's Scheduled Ship Date.

03.6.         RELEASE INCREASE AND RELEASE DECREASE

              Notwithstanding anything else in this Agreement to the contrary, Buyer may, up to and including twenty (21) business days before a Scheduled Shipment Date, without surcharge or


                                       9.

penalty, increase or decrease the quantity of Products previously ordered for such shipment. If Buyer increases a Release within twenty (21) business days before Scheduled Shipment Date for that Release, Seller shall use reasonable commercial efforts to meet such increased Release. Buyer and Seller shall negotiate in good faith any associated expediting fees, provided Seller provides documented evidence of such charges which are agreed to and accepted by Buyer.

03.7.         CANCELLATION

              Buyer may cancel a Release up to and including twenty one (21) calendar day before the scheduled ship date without surcharge. Releases cancelled within twenty one (21) calendar days of the Scheduled Ship Date will be subject to a [***] percent cancellation charge. This cancellation charge shall not exceed [***] ($[***]) for any one (1) Release. A Release shall not be considered to be cancelled where it is immediately replaced by another identical Release.

              Cancellation charges are expressed as a percentage of the Buyer's purchase price of a Release which would have been applicable had it not been canceled. Payment of the applicable cancellation charges shall be invoiced by Seller and paid by Buyer within thirty (30) calendar days of its receipt of such invoice.

03.8.         PRODUCT SHIPMENT AND DELIVERY

03.8.1.       EQUIPMENT PACKAGING

              Seller shall package Products for shipment in conformance with the specifications as contained in Exhibit D and will utilize only Electro-Static Discharge (ESD) protective packaging.

              All logistics spares shall be packaged in reusable containers capable of withstanding shipment to multiple destinations and packaged at the Field Replacement Unit level (FRU). The outer package will be marked with the Buyer's model or part number, serial number (if applicable), manufacturing date and the description of the part ordered.

              All Product chassis will be labeled with the Buyer's part number, model number, serial number and manufacturing date.

              All Products will be labeled on the outside of the box with the Buyer's part number, unit model number, serial number and manufacturing date.

              The shipping label and packing slips will state, at a minimum, the customer's name and telephone number, street address, city, state, zip code, Buyer's Release number, Buyer's customer purchase order number (if supplied), and the number of each box of a total box count.

03.8.2.       DELIVERY

              Until such time as Releases issued and accepted require shipment in a given month of Products aggregating more than one hundred ten percent (110%) of the then current forecast

--------------------------
* Confidential Treatment Requested


                                      10.

quantity (pursuant to Section 03.3 above) for that month all shipments will be made within twenty one (21) calendar days after receipt of Buyer's Release by Seller, unless a later date is specified on the Release. Otherwise, Seller shall use reasonable commercial efforts to deliver Products in accordance with the Delivery Schedules set forth in any Release issued and accepted in conformity with this Agreement. Seller shall ship to the locations designated by Buyer. Seller will provide proof of delivery for all shipments to Buyer's customers, if requested by Buyer. Seller will drop ship Product to Buyer's customers. Seller will not ship any of the Buyer's Release short any parts on the Release without the approval of Buyer.

03.8.3.       F.O.B. POINT

              Shipments of Product shall be F.O.B. Seller's manufacturing facility in the domestic United States. Freight charges for shipments of Product will be billed third party to Buyer's freight account unless otherwise specified on the Release. Seller will comply with all shipping instructions specified in the Buyer's Routing Guide. Title to shipped Products and risk of loss passes to Buyer upon delivery of the Product to Buyer, Buyer's Customer, Buyer's Agent, or designated common carrier at the F.O.B. point specified above. Insurance coverage on all shipments will be the responsibility of the Buyer.

              Seller will bear the cost of transportation for non-conforming, and defective in warranty material.

03.9.         SHIPMENT ACKNOWLEDGMENT

              Seller will provide Buyer with a shipment acknowledgment form within twenty four (24) hours of the shipment to the Buyer's customer. Buyer will include at a minimum, the serial number of the unit, the date shipped, the part number and quantity shipped, the carrier name, and the waybill number on the shipment acknowledgment form.

04.0.         PRICES

              Buyer and Seller agree that the Seller's list prices, Buyer's purchase prices and discount levels for the Products are as set forth in Exhibit A for the term of this Agreement unless changed and amended as mutually agreed by the parties. The parties agree that it is in their mutual interest to meet semi-annually to review market position, market pricing, competition, pricing structures, manufacturing costs, product improvements and sales plans to determine ways to increase market shares and reduce costs. Based on the above semi-annual meeting the then current pricing and discount structures will be established. Mutually agreed upon recommendations will be set forth for the relevant party to pursue to enhance market position, reduced costs, increased sale efficiency or gain additional market share. Both parties agree to establish, on or before three months after the Effective Date of this Agreement, the appropriate measurements and to share the cost information with one another in an effort to establish a baseline for these evaluations. The parties will make every reasonable effort to reduce cost in their respective areas, as a goal, by seven (7) percent per year.


                                      11.

              Should any recommendation result in a cost savings to either party, the parties agree to share in these benefits. Information regarding the savings or cost reductions will be shared between the parties. Resulting savings will be allocated between the parties semi-annually on a [***] percent ([***]%)
- [***] percent ([***]%) basis. The party responsible for implementing the saving will receive [***] percent ([***]%), and the other party will receive [***] percent ([***]%) of the resulting saving.

              Prices are exclusive of all sales, use, property, and the like taxes. Any such tax Seller may be required to collect or pay upon the sale or delivery of the Product shall be paid or collected by the Buyer and such sums shall be promptly due and payable to Seller by Buyer under the payment terms of the Agreement; however, Seller agrees to accept valid tax exemption documents in lieu of payment where applicable.

04.1.         TERMS OF PAYMENT

              Seller shall render and date its invoice and shipment acknowledgment form for any Products it shall deliver hereunder to Buyer or Buyer's customer concurrent with the shipment of such Product. Terms of payment are net thirty (30) days from the date of invoice. Incorrect invoices will be returned unpaid for correction, with every reasonable effort, within seventy-two
(72) hour of receipt.

0.4.2.        TAXES

              Buyer shall bear all applicable federal, state, municipal, and other government taxes (such as sales, use or similar taxes) and all personal property taxes assessable on the Products after delivery to the carrier by Seller unless Buyer provides Seller with a proper tax exempt certificate. Custom duties and brokerage fees incurred due to a shipment to Buyer's customer shall be borne by Buyer.

04.3.         CASH ADVANCE

              Buyer agrees to provide Seller certain cash advances in accordance with Exhibit G. The amounts reflected in Exhibit G represent the parties' best estimate of shipments to occur during the period specified; in the event actual shipments vary from those set forth in Exhibit G, the amounts will be adjusted accordingly. In addition, if the Agreement terminates before the Net Balance on Account (as set forth in Exhibit G) reaches zero, Seller will remit to Buyer any such outstanding balance within thirty (30) days of the effective date of termination.

05.0.         WARRANTY AND LIMIT OF LIABILITY

05.1.         WARRANTY PERIOD

              Seller warrants that the Products will conform to the applicable Specifications set forth in Exhibit B and will be free from defects in materials and workmanship under normal use for a period of sixty (60) months after shipment from Seller's plant. Buyer's inspection, approval,

--------------------------
* Confidential Treatment Requested


                                      12.

acceptance, use of or payment for all or any such Product shall be deemed not to constitute a waiver of any warranty or of any term or condition hereof.

05.2.         BREACH

              In the event of a breach of warranty, Buyer shall provide Seller with the opportunity to inspect and test product claimed to be defective on Buyer's premises, or if Seller deems it necessary, at Seller's factory. Corrective action required on the part of Seller is contingent upon Seller's examination disclosing that claimed defects have not been caused by misuse, abuse, neglect, unauthorized alteration or modification, improper installation or mishandling. The liability of Seller is limited, at the option of Seller, to either (1) repair of the defective Product or (2) the replacement by Seller at its cost of the defective Product, or (3) refund of the purchase price of the defective Product, in the event that the previously stated remedies are not reasonably available. Whenever the preceding remedies are not practicable, Buyer may, at its option, remedy any defect in the Product using available parts and other resources to accomplish such repair or replacement. Buyer's actions under such condition will be considered to be "authorized" by Seller so that warranty and the correction of further deficiencies will not be affected. Unless otherwise agreed to in writing, Seller will bear all costs associated with correction of the Product, including Buyer's labor, incurred to identify, remove, package, ship, reinstall and test the replacement for the defective Product up to a maximum of two (2) times the Buyer's total purchase price of the defective Product. All transportation and insurance costs, whether incurred by Buyer or Seller are Seller's responsibility. In the event that Seller can demonstrate to Buyer's satisfaction that Buyer's claim of breach of warranty is invalid, e.g., the claimed defect cannot be duplicated or was caused by Buyer's actions (except as provided above), or that the Product was incorrectly diagnosed as defective by Buyer, then the above remedies do not apply to the respective Product which Buyer claimed to be defective. Other remedies and obligations pertaining to other equipment/Product are unaffected.

05.3.         WARRANTY RESPONSE TIME

              Buyer, if practicable, shall use its spare parts inventory to effect immediate replacement of the defective item(s) and return the defective item(s) to Seller for repair/replacement. Seller will effect the repair/replacement and return the item(s) to Buyer within fifteen (15) days after receipt of the defective item(s); however, Seller will respond to emergency situations by immediately shipping Product on hand within twenty four
(24) hours.

05.4.         WARRANTY LIMITATION

              THE ABOVE WARRANTIES COVERING THE PRODUCTS DO NOT INCLUDE AND SELLER DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE PROVISIONS OF THIS CONTRACT ARE SELLER'S SOLE OBLIGATIONS, AND BUYER'S EXCLUSIVE REMEDIES, FOR BREACH OF ANY WARRANTY, EXCEPT FOR THE PROVISIONS OF THE PARAGRAPH ENTITLED "EPIDEMIC". UNDER NO CIRCUMSTANCES SHALL SELLER BE LIABLE IN ANY WAY TO BUYER FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, ANY LOSS OF BUSINESS OR PROFITS,


                                      13.

WHETHER OR NOT FORESEEABLE AND WHETHER OR NOT BASED ON BREACH OF WARRANTY, IN CONNECTION WITH THE SALE OF PRODUCTS.

05.5.         WARRANTY EXCLUSIVITY

              The warranties of Seller contained herein extend solely to Buyer and shall only be enforceable by Buyer. Seller makes no warranty to any persons other than Buyer.

06.0.         QUALITY ASSURANCE

              Notwithstanding the post-acceptance obligations of Seller, Buyer has a significant interest in the quality of the Product. Because the Product has a useful life expectancy greater than the warranty obligation period and because of the goodwill lost by malfunctioning Products even though they may be corrected at Seller's expense, it is agreed by Buyer and Seller that without limiting or abridging Buyer's rights to inspect the Product prior to acceptance or Seller's post-acceptance obligations, the following provisions shall apply to ensure acceptable quality for Products manufactured for Buyer under the terms of this Agreement:

06.1.         QUALITY CONTROL MONITORING

              At any and all reasonable times during the term of this Agreement, provided Buyer has notified Seller at least two (2) days in advance, Buyer's representatives shall have access to Seller's facilities to monitor its quality control system.

06.2.         QUALITY CONTROL MAINTENANCE

              Seller shall maintain the quality control system mutually agreed upon at the Effective Date and as specified in the Specifications. Changes to such documents must be submitted to Buyer.

06.3.         ACCEPTANCE TESTS

              Acceptance test procedures for final manufacturing testing are as set forth in Exhibit E of this contract.

06.4.         SOURCE INSPECTION

              All Products shall be subject to inspection and test by Buyer at Seller's facility if Buyer so desires. Buyer may, at its option, implement a sampling inspection with lot rejection in accordance with an appropriate sampling plan and inspection procedure to be accomplished at Seller's facility. If any inspection or test is made on Seller's premises, Seller shall, without additional charge, provide all reasonable facilities and assistance for the safety and convenience of Buyer's inspector subject to the security and safety regulations existing at the facilities.

06.5.         WORKMANSHIP STANDARDS


                                      14.

              All Products shall be in compliance to the Buyer workmanship standards, IPC 610, as a minimum criteria of workmanship.

06.6.         ISO 9000 COMPLIANCE

              Seller shall, with every reasonable effort, apply for ISO 9001 registration by October 30, 1993 and be registered by March 30, 1994.

06.7.         SELLER/BUYER CONTINUOUS IMPROVEMENT EFFORTS

              Buyer and Seller mutually agree to develop continuous improvement task teams in an effort to reduce costs in both processes and Products that will mutually benefit both parties in the areas of:

              a.  Target Costs
              b.  Cost Reduction Efforts, including both materials and processes
              c. On Time Shipments as measured by Customer Request Date and Scheduled Ship Date.
              d. Repair Data, including DOA's, Infant mortality and Root Cause Analysis.
              e. Cycle Time Reductions, including Manufacturing, Repair, Release Processing Spare Parts Delivery and Others.
              f.  Electronic Data Interchange (EDI).

07.0.         INSPECTION

07.1.         INSPECTION AT DESIGNATED DELIVERY LOCATION

              Within thirty (30) days of the receipt of any Product at its designated delivery location, Buyer may submit such Product to the criteria as set forth in the Specification, Section 4.2, entitled "Acceptance Testing", attached hereto and made a part of this Agreement. Buyer shall be entitled to reject any product that fails to conform to the Purchase Specifications. Notice of any such rejection shall be issued within five (5) business days by Buyer to Seller.

              Upon rejection, Buyer will notify Seller of such rejection and cause for rejection and return the entire shipment or any portion, to Seller. Seller accepts all cost of rejected lots, including but not limited to shipping charges back to Buyer, any insurance costs, and all risk of loss (F.O.B. Destination) for rejected Products. If Seller does not receive such notice of any such rejection from Buyer within thirty (30) calendar days after shipment of Product, such Product shall be deemed accepted by Buyer for purposes of this
Section 7. Any Products returned under this Section 7 will be shipped by a carrier selected by Seller, or Seller will be liable for freight charges at a rate equivalent to Buyer's documented freight rates. If it is determined that any Products returned by Buyer under this Section 7 are conforming to the Specification then (i) Seller shall utilize such Products for Buyer's releases and Buyer shall, notwithstanding anything to the contrary in this Section 7, pay for the expenses associated with Buyer's original return of such Products to Seller under this Section 7.


                                      15.

              Notwithstanding the foregoing, damage to Products caused by Buyer's Shipper shall not be considered a nonconformity to the Specification.

07.2.         INSPECTION AT SELLER'S LOCATION

              Buyer may, at its option, inspect the Product at Seller's facility prior to shipment. Buyer's inspection shall be done by its designated representative (hereinafter referred to as "Representative") who will be permitted by Seller to witness the Acceptance Test of Product purchased by Buyer hereunder. In the event that the Representative ascertains that an item of Product is defective, said Representative will advise Seller's authorized personnel and such defect shall be remedied prior to shipment. Rejected lots (or Products) will then be corrected and re-submitted for re-inspection at Seller's expense. All Products shall be subject to inspection and test by Buyer at Seller's facility if Buyer so desires. Buyer may, at its option, implement a sampling inspection with lot rejection in accordance with an appropriate sampling plan and inspection procedure to be accomplished at the Seller's facility. If any inspection or test is made on Seller's premises, Seller shall without additional charge, provide all reasonable facilities and assistance for the safety and convenience of Buyer's inspectors subject to the security and safety regulations existing at the facility. Seller shall take the responsibility to coordinate all source inspection schedules to allow Seller to meet the Scheduled Ship Dates committed by Seller to Buyer.

07.3.         QUALITY LEVEL REQUIREMENTS

              Seller shall maintain the quality levels specified in the Specifications. Seller shall be responsible for any and all reasonable inspection costs resulting from Seller being disqualified from the surveillance plan as set forth in the Specifications after the first six (6) months from the initial shipment of the Products under this Agreement. The first six (6) months will be the quality history and data collection period.

07.4.         FIRST INSTALL SUPPORT

              Seller will provide, at Buyer's request, at locations selected by Buyer and at no cost to Buyer, technically competent personnel and any necessary spare parts to assist in the identification and resolution of any performance problems which jeopardize the progress of the first four (4) installations of the Product in the continental United States. Seller will also provide, at Buyer's request, any performance information available which could assist Buyer in an evaluation of Product performance.

08.0.         SELLER'S LEGAL AUTHORITY

              Seller represents and warrants that it presently has and will retain the unencumbered legal authority to convey to Buyer the title, rights and licenses to the Products, and that the performance by Seller of its obligations hereunder is not and will not be in violation of the rights of any third party. The foregoing representation and warranty does not apply to the infringement by the Products of proprietary rights, for which Section 16.7. below sets forth the exclusive remedy.

09.0.         COMPLIANCE TO STANDARDS

09.1.         SELLER'S CERTIFICATION REQUIREMENTS

              Seller agrees, at its expense and a mutually agreeable schedule, to obtain the applicable approvals and certifications of FCC, UL, CSA, BSI, BABT, DOC and VDE, and other safety and emission standards as listed in the Purchase Specifications # 351-0047-0031, for equipment supplied by Seller.

              Sellers shall obtain such approvals and certifications prior to the shipment of any Products requiring such approvals. If Seller cannot meet his requirement, Seller shall so advise Buyer in writing. Buyer, at its option, may grant limited waivers to receive such non-compliant Product. Seller agrees to assure that all Product shipment made to countries outside of the Continental United States will be certified and approved to the appropriate levels as required by said countries. All cable purchased under this Agreement must meet the applicable UL and CSA requirements.

09.2.         BUYERS CERTIFICATION REQUIREMENTS

              Buyer shall be responsible for obtaining all required approvals and certifications for its product incorporating Seller's Product, at its expense. Seller agrees to consult with Buyer in connection with Buyer's applications for such approvals and certifications and to provide testing, data, and documentation in connection therewith.

09.3.         BUYERS REMEDY FOR NON-COMPLIANCE

              If Seller ships Product to Buyer or Buyer's customer in violation of Section 09.1 above then Buyer may, at its option, (1) terminate this contract in its entirety, (2) terminate its obligations within the contract for the Product or Products not in compliance (including terminating any outstanding Releases for such Products) without liability or consequence and without affecting any other Products that may be a part of this contract, (3) waive any or all of these compliance requirements for any Release of such Product(s) without waiving the requirement for full compliance of all other Products shipped if applicable, such waiver to be in accordance with Section 16.14., "WAIVER", (4) hold the Seller responsible for the reimbursement of all costs incurred by the Buyer or Buyer's customer, to include but not be limited to penalties, agency fees and shipping charges, for such non-compliant product.

10.0.         PRODUCT CHANGES

10.1.         PRODUCT CHANGES BY BUYER

              In the event that a change to the Specifications or a modification to the Products is requested by Buyer:


                                      16.

              a. Buyer shall advise Seller of the requested change.

              b. Seller, after reviewing the requested change, shall within the time periods specified in Section 7.0 of the Specification advise Buyer of the costs and length of time to effect such change. The lead time into production and the per unit price change, if any. Seller shall not implement such change without Buyer's prior written consent. Seller is under no obligation to make any changes requested by Buyer without Seller's agreement.

              Seller shall not implement such change without producing required engineering change requests in accordance with Section 7.0 of the Specifications.

              In the event Seller's quote time to effect the requested change and the lead time into production is not acceptable to Buyer based on Buyer's good faith analysis of its market requirements, Buyer will so notify Seller. At Buyer's request, the parties will negotiate in good faith a mutually acceptable development and production schedule and Seller will provide Buyer a revised non-reimbursable engineering ("NRE") cost and per unit price change estimate within sixty (60) days of such request. Buyer will then have thirty (30) days to elect to have Seller implement such modification at Buyer's expense. In the event Seller wishes to provide the modification to its third party customers, Seller and Buyer will negotiate, prior to delivery of the modification to any such customer, a reasonable schedule for reimbursing Buyer for its payments of NRE costs.

              If Seller is unwilling or unable to undertake the requested modification project, it will promptly inform Buyer, and Buyer will have the option, exercisable within sixty (60) days of Seller's notification, to undertake the modification project itself. If Buyer exercises such option, Seller will promptly provide Buyer such Manufacturing Information reasonably required to product a Modified Product (as defined below), and will grant Buyer a non-exclusive, non-transferable license (i) to use, copy and modify the applicable Manufacturing Information to product the Modified Product, and (ii) subject to agreement on appropriate license and/or royalty fees to be paid to Seller (to be negotiated in good faith by the parties), to use and distribute the Modified Product Developed by Buyer in accordance with the terms of this Agreement.

              Notwithstanding the foregoing, the obligations of Seller under the preceding paragraph are conditional upon Buyer's ability to secure such manufacturing licenses or other proprietary rights of third parties, if any, as may be required to undertake any modifications or produce or distribute Modified Products. Seller agrees to provide reasonable assistance to Buyer to secure such rights. Moreover, Seller's obligations under this Section shall not apply to any requested modification to the extent Seller's compliance with the provisions of this Section would breach Seller's obligations to a third party.

              For the purposes of this Section, "Modified Product" shall mean a Product (such as a voice card, WAN card or other separately identified product) which is the subject of the modification and in which the modification is incorporated.

10.2.         NEW PRODUCT DEVELOPED BY SELLER


                                      17.

              If Seller develops a New Product, Seller shall notify Buyer in writing at least thirty (30) days prior to the time of the initial public announcement of such New Product, unless other terms are mutually agreed upon, in advance and in writing, by the parties. At the time of such written notice, Seller shall also provide to Buyer the available specifications, description, and technical data necessary to evaluate the New Product. Further, Seller shall notify Buyer when a working model of the New Product is available for an engineering evaluation. Buyer reserves the right to replace an existing Product with the New Product for all future Releases at the time the New Product is offered commercially and at a price which is mutually agreeable.

10.3.         PRODUCT CHANGES BY SELLER

              Seller shall not change the Specifications or make any engineering changes to the Products affecting form, fit, function, backward compatibility, or spare parts without Buyer's prior written approval. Buyer will approve or disapprove any such change within the time periods as specified in Section 7.0 of the Specification. If the Buyer's disapproval is not given within such time periods of receipt of such notice, Seller shall be authorized to make the necessary change, unless otherwise mutually agreed to by the parties. However, Seller may change the Specifications or Products without Buyer's prior written approval if such changes are for reasons of Product safety, certification compliance or to avoid or eliminate any actual or alleged infringement or potential infringement by the Product of any patent or copyright. Seller will provide Buyer all necessary documentation concerning any change by Seller, as outlined in Section 7.0 of the Specification, at least 30 days prior to the first shipment of changed Product.

10.4.         PRODUCT DISCONTINUANCE

              Seller agrees to notify Buyer at least fifteen (15) months prior to the discontinuance of any Products listed in Exhibit A of this Agreement provided Buyer agrees to reasonably cooperate with Seller to shorten this notice period. New Products that are introduced to replace a discontinued Product will be functionally equivalent or better than the Products being replaced, and the terms and conditions in section 10.0. of this Agreement related to functional equivalence will apply to all proposed New Products.

10.5.         PRODUCT COLOR AND LOGO

              Seller will paint, logo and label the Product to the specifications provided by the Buyer, which include the Buyer's Paint/Finish and Color, Corporate Logo Guidelines, and Corporate Product Marking Specifications. Seller agrees to complete this task, with every reasonable effort, 90 days after a written request has been received from the Buyer. All non-recurring expenses will be the responsibility of the Seller. If this Agreement is terminated prior to the Buyer purchasing one thousand (1000) Products than the Buyer will reimburse the Seller for all reasonable non-recurring expenses.

11.0.         MARKETING LITERATURE/MANUALS

11.1.         SALES KITS/LITERATURE


                                      18.

              Sample sales literature, specification sheets and other materials of an inexpensive nature will be provided free of charge as these materials become available. Seller shall, at the time of execution of this agreement, provide Buyer an initial quantity of one thousand five hundred (1500) marketing brochures. Costlier items such as point of purchase kits, merchandising kits, demonstration programs, etc., will be provided free of charge in single quantities or in quantities deemed reasonable by the Seller. Additional quantities of such items as previously stated will be offered by Seller to Buyer at Seller's cost.

11.2.         MANUAL UPDATES

              Seller shall provide, in electronic format where possible, Buyer with timely updates for manuals designated as deliverable with the Product and those necessary for Product support.

11.3.         MANUAL DEVELOPMENT

              Seller and Buyer agree to jointly develop a marketing guide for this Product. This marketing guide should be completed three (3) months after this agreement has been executed. Buyer agrees to bear the costs of the production and duplication for this document.

12.0.         SELLER'S COPYRIGHTED MATERIALS

              Seller agrees to grant and hereby grants to Buyer a worldwide, paid-up right to reproduce and distribute any copyrightable materials owned by Seller that Seller makes generally commercially available to end-users of the Products. Such materials shall include, but not be limited to, end-user documentation, software and firmware fixes and maintenance releases (provided that Buyer may only distribute such updates to end-users of the Products solely for use with the Products), marketing materials, and technical bulletins. The Buyer's name and trademarks can be used on such material. The Seller's name and trademarks can be used on such material provided that each item of such material shall contain trademark notices as may be reasonably requested by Seller to protect Seller's trademark rights. Each item of such material shall the statutory copyright notices.

13.0.         CUSTOMER SERVICE SUPPORT

13.1.         INITIAL DOCUMENTS

              Upon the execution of this Agreement, if not previously furnished, or as soon thereafter as possible, but in no event later than sixty (60) days prior to the schedule delivery of the first production unit, the Seller shall furnish, at Buyer's option, and if generally commercially available from Seller, the following:

13.1.1.       SELLER TECHNICAL MANUALS

              One reproducible copy of the Seller technical manuals.

13.1.2.       LINE ART AND ILLUSTRATIONS


                                      19.

              Reproducible (quality black on white first generation printed copy) full sized copy of all line art and illustrations.

13.1.3.       PARTS LIST

              Parts breakdown within each Technical Manual. The parts breakdown will list the part numbers of the typical field replaceable assemblies, to include, but not be limited to, printed circuit board assemblies, power supplies, and socket mounted chips.

13.2.         DOCUMENT UPDATES

              During the term of this Agreement, Seller shall provide the following to Buyer Customer Service, if generally available from Seller:

13.2.1.       TECH BULLETINS/SERVICE AIDS

              A copy of Seller generated technical bulletins, subsystem service aids and other instructions to the field covering problems, changes in maintenance practices, parts, tools, etc.

13.2.2.       DATA PACKAGE

              For each Product model the applicable current data package shall include, but is not limited to, flyers, boilerplates technical specification lists, and other pertinent documentation intended for use by the Buyer's customer or support personnel.

13.2.3.       SPECIFICATION CHANGE REPORTS

              Provide Buyer with copies of any changes of the Specifications of the Product or any part, or any changes in the documentation or publications itself. Such reports must be submitted within 30 days of publication by Seller.

13.2.4.       SERVICE LITERATURE

              Service literature shall consist of, but is not limited to, troubleshooting guides, test data, service bulletins, training guides, other media training tools (videos, computer based training software, course development tools and information, self-study guides, etc.), application notes, part numbers, and catalogs and will be made available to Buyer at Seller's cost. Buyer may copy these materials for providing maintenance to its own customers (in accordance with Section 12.0.).

13.3.         TRAINING

13.3.1.       INITIAL TRAINING

              Seller shall provide free of charge, at a mutually agreed upon time, training at Buyer's Customer Service Headquarters in Largo, Florida in the selling, marketing, operation, installation, maintenance and board level diagnosis, if board level diagnosis is applicable, of Product for the Buyer's personnel. Training will be of a level and of such depth that qualified Buyer's personnel


                                      20.

so trained can, in turn, train other qualified Buyer's personnel. This training shall be jointly developed and reviewed for acceptance by the Buyer. Such training shall include the following courses and materials offered at no charge:

              a. Three (3) training sessions for up to twelve (12) of Buyer's Customer Service employees which may be recorded in audio or video by the Buyer for its later use in training employees and any third party support as approved by Seller.
              b. Two (2) training sessions for up to a total of twenty-five (25) of Buyer's Sales, Marketing and/or System Engineering personnel. This training shall consist of sufficient information to properly sell and market the Products and should include subject matter concerning the following items: new or enhanced applications, new or enhanced feature/functionality, and competitive market information.
              c. All manuals and other course materials will be provided free of charge for such training courses. Buyer may copy such materials in accordance with Section 12.0. of this agreement.

13.3.2.       NEW OR IMPROVED PRODUCT TRAINING

              If additional or New Products (as defined in 1.7.) are added to this Agreement or improvements or Enhancements are made by Seller to Products purchased by Buyer then as mutually agreed to by the parties Seller shall provide training in accordance with Section 13.3.1.

13.3.3.       SUPPLEMENTAL TRAINING

              Supplemental training will be provided at times and locations mutually agreeable to both parties at Seller's then-current most favorable charges for training.

              If the training is to be performed in Seller's facilities, Seller shall furnish all necessary course material required for such training. Buyer shall bear the cost of travel and living expenses of its personnel.

              If training is to be performed at other than Seller's facilities, Buyer shall reimburse Seller for reasonable travel expenses incurred by Seller's personnel to the extent that such expenses arise directly from training being performed at other than Seller's facilities. In such cases Buyer shall provide adequate training facilities and training equipment. Seller will provide all appropriate training materials as specified in Section 13.3.1.

13.4.         SUPPORT

              Seller shall, at all times, have available to Buyer qualified System Engineering and/or Customer Service Engineering support and personnel to provide telephone assistance in resolving field installation, configuration, and maintenance problems encountered by Buyer. If Seller is unable to solve Buyer's problems via telephone, Seller shall, at Buyer's expense and within twenty-four
(24) hours after notice from Buyer, supply technical personnel competent to resolve the problem at Buyer's designated location at Seller's then prevailing rate per day, plus travel, living, and incidental expenses, (excluding First Install Support Section 7.4). However, to the extent that the problems encountered by Buyer are due to "Epidemics" as defined in Section 1.6,


                                      21.

Seller shall provide personnel, if necessary, at a representative site until the problems are resolved, without charge to Buyer.

13.5.         SPARE PARTS

13.5.1.       SPARE PARTS DELIVERY

              Subject to the provisions of Section 13.5.2. below, Seller shall use best efforts to ship spare parts in accordance with Buyer's schedules; provided, however, such schedules allow Seller at least the following lead-times, after receipt of Buyer's Releases, to ship the parts Release(s):

TYPE OF RELEASE                             LEAD-TIME FOR SHIPMENT (ARO)

Emergency Releases                          24 HOURS
Initial Provisioning                        90 Calendar Days
Replenishment Releases                      21 Calendar Days (if forecasted)
                                            90 Calendar Days (if unforecasted)

Buyer requests for shipments sooner than the lead-time set forth above are subject to Seller's agreement.

13.5.2.       LIST OF SPARE PARTS AND SUPPLIERS

              Seller will provide Buyer with a list of those Seller's vendors who are suppliers to Seller of spare parts for Products. Seller will also provide Buyer with a recommended spare parts list. Such lists will be provided to Buyer within thirty (30) days after execution of this Agreement.

13.5.3.       SPARE PARTS AVAILABILITY WARRANTY

              Seller shall stock sufficient quantities of spare units and spare parts to insure twenty-four (24) hour response time. Seller will ship such emergency Releases to the location identified by Buyer. Buyer will pay for any shipping and handling charges.

13.6.         REPAIR AND REFURBISHMENT SERVICES

13.6.1.       REPAIR COST PRICE WARRANTY

              Seller warrants that the prices charged and/or discounts granted for the sale and repair of Products and spare parts will not be any less favorable than prices charged and/or discounts granted by Seller to any Seller's authorized wholesale distributors who purchase similar value of spare parts under similar terms and conditions. This section shall survive the termination of this agreement until Seller is no longer obligated to provide support under
Section 13.6.3.

13.6.2.       REPAIR/REFURBISHMENT SERVICES BY SELLER

              Seller shall provide repair and refurbishment services for Products listed under Exhibit A which are no longer under warranty. For Products manufactured by Seller within three (3)


                                      22.

years of the date such repair or refurbishment is requested, prices for such out of warranty repair and refurbishment shall not exceed twenty percent (20%) of the then current Buyer's purchase prices. For Products returned for repair and refurbishment under this section for which no defect is found, a charge not to exceed seven percent (7%) of the then current Buyer's purchase price or fifty
(50) US dollars, whichever is greater, will be assessed for test and handling. Products shall be returned to Seller freight prepaid. Seller shall complete authorized services and reship to Buyer freight prepaid within fifteen (15) days after receipt of the Products and authorization from Buyer. Seller warrants that any out of warranty Products repaired and/or refurbished by Seller will be in conformance with the Specifications and free from defects in material and workmanship for a period, from date of shipment to Buyer, of 12 months.

              Seller agrees to provide information and training to Buyer that will allow Buyer to establish and maintain an authorized pass/fail test for the Products. Seller further agrees to provide Buyer, if necessary, any special materials, piece parts or test equipment required for this pass/fail test at Seller's current cost for such items.

13.6.3.       REPAIR PERIOD

              Seller agrees to repair a particular type of Product for a period of at least five (5) years following delivery of the last unit of such Product delivered under this Agreement. Seller agrees to provide and maintain an adequate stock of parts peculiar to the Product during this time period. Further, Seller will provide Buyer a last buy opportunity on any components or sub-assemblies to be discontinued or no longer available.

13.6.4.       REPAIR/REFURBISHMENT SERVICES BY BUYER

              Buyer shall have the right to perform repair and refurbishment of the Product. Seller shall, not later than thirty (30) days after Buyer's written request, provide Buyer with a reproducible copy of all normal Product documentation and manuals necessary for Buyer to repair/refurbish and test the Products, and shall throughout the term of this Agreement furnish reproducible copies of any changes to such information. In the event that repair/refurbishment of the Products require use of special material, tools, fixtures, jigs, apparatus or parts of Seller's design, Buyer shall have the right to purchase such items from Seller or its suppliers.
This information shall be treated as proprietary.

14.0.         REMEDIES

14.1.         TERMINATION

14.1.1.       INSOLVENCY

              If either party ceases doing business as a going concern, becomes insolvent, suffers or permits the appointment of a receiver for its business or assets or shall avail itself of, or become subject to, any proceeding under the Federal Bankruptcy Code of 1978, (as amended), or any statute of any state relating to insolvency or the protection of the rights of creditors, then (at option of the other party) this Agreement shall terminate and be of no further force and effect.


                                      23.

14.1.2.       FOR BREACH

              Either party may terminate this Agreement if the other party is in material breach and has failed to cure such breach within forty-five (45) days after receipt of written notice thereof. Amounts withheld from Seller for reason of valid dispute shall be excluded.

14.2.         MANUFACTURING RIGHTS

              A perpetual, royalty free, license to manufacture the Products listed in Exhibit A shall be granted to Buyer under the following conditions:

              a. Discontinuance of Product or support of Product listed in
                 Exhibit A.

              b. New Product (as defined) replaces or obsoletes existing
                 Product but New Product fails to meet Buyer's Specification.

              c. Seller becomes insolvent.

If more than thirty percent of the voting stock of Seller shall be under the control of a competitor of Buyer, Buyer shall have, upon such occurrence, an immediate right and license to manufacture the Products subject to a reasonable license fee, to be agreed upon by the parties. Absent such agreement, the determination of such fee shall be subject to arbitration under Section 16.19.

Buyer will have the right to withdraw the Manufacturing Information contained in the escrow account for manufacturing the Products.

              Notwithstanding the foregoing, the obligations of Seller under the preceding sentence are conditional upon Buyer's ability to secure such manufacturing licenses or other proprietary rights of third parties, if any, as may be required to manufacture such Product. Seller agrees to provide reasonable assistance to Buyer to secure such rights including the assignment of its rights under such licenses.

              Furthermore Seller will grant to Buyer the license to manufacture the Products listed in Exhibit A under the following conditions: (1) Seller is in material breach of this Agreement and such breach in not cured within the time period specified in Section 14.1.2.; and (2) Buyer is not currently manufacturing the Products, listed in Exhibit A, under a different agreement with the Seller. The parties agree that the following will apply:

              a. The Seller shall retain all the intellectual property rights to the Products.

              b. Seller shall maintain full Product revenue recognition for the Products during this period. The transfer pricing guidelines between the parties shall be as follows:

                  1. The Buyer's Manufacturing Costs shall consist of materials, labor, overhead and a fifteen (15) percent profit margin for each Product manufactured.

                  2. The Transfer Price shall be the price as stated in Exhibit A, under the heading "AT&T Purchase".

                  3. The Seller's Current Manufacturing Cost shall be that price which is being paid by the Seller to its current subcontract manufacturer.




                                      24.

                  4. If the Buyer's Manufacturing Costs are less than the current Transfer Price but greater than the Seller's Current Manufacturing Cost then the Buyer will sell the Product to the Seller at the Buyer's Manufacturing Costs, and the Seller will in turn sell the Product back to the Buyer at a price which is the higher of (1) the Transfer Price or (2) one hundred six
                  (106) percent of the Buyer's Manufacturing Costs.

                  5. If the Buyer's Manufacturing Costs are greater than the Seller's Current Manufacturing Cost and is greater than or equal to the Transfer Price then the Buyer will sell the Product to the Seller at the Buyer's Manufacturing Costs, and the Seller will in turn sell the Product back to the Buyer at a price not to exceed one hundred six (106) percent of the Buyer's Manufacturing Cost.

                  6. If the Buyer's Manufacturing Costs are less than or equal to the Seller's Current Manufacturing Cost then the Buyer will sell the Product to the Seller at the Seller's Current Manufacturing Cost, and the Seller will in turn sell the Product back to the Buyer at the Transfer Price.

                  7. Both parties agree to share cost data sufficient to evaluate adherence to the above requirements.

              c. Where the Seller is able to cure the material breach outside of the time periods specified in Section 14.1.2. and has proven to the Buyer that the material breach has been cured, the Seller will be granted the option to discontinue the Buyer's right to manufacture the Products under the following conditions:

                  1. The Seller must reimburse the Buyer for all customary and reasonable costs incurred in the start up phases of the Buyer manufacturing processes; and

                  2. Seller cannot discontinue the Buyer's right to manufacture until one (1) year has expired after the Buyer has begun manufacture of Products.

14.3          ESCROW

              Seller certifies it will deposit all Manufacturing Information, including the items listed in Exhibit F, for Buyer to manufacture the Products listed in Exhibit A, with an escrow agent within forty five (45) days of signing this Agreement. The escrow account will be updated on a monthly basis or as appropriate, but no less than every three (3) months, to insure that all technical information remains current.

              A mutually acceptable escrowee is to be selected within forty-five
(45) days of the effective date of this Agreement. Seller and the escrowee agree to maintain materials in escrow. Seller agrees to initiate the immediate release of all materials in escrow upon receipt of request from Buyer under the existence of the conditions for release specified in Section 14.2., of this Agreement entitled "Manufacturing Rights".

14.4.         EPIDEMIC


                                      25.

              If an Epidemic shall occur at any time prior to the expiration of this Agreement, then Seller shall, as mutually agreed to by the parties, do the following at Seller's expense:

              a.  Forthwith investigate the same and determine its cause;

              b. Supply on-site technical support and all necessary parts to repair or replace Product known to be affected by the Epidemic;

              c. Permit Buyer to return all known defective Product of the same model designation and all effected spare parts not field repaired or replaced which were affected by the Epidemic to Seller's factory for either repair or replacement at no charge to Buyer (and Seller shall pay all shipment costs both to and from Seller's factory);

              d. Ensure that the appropriate quality controls and other measures are taken so that all Product of similar type supplied subsequent to the date of such an Epidemic shall not have the problems which caused the Epidemic.

15.0.         FORCE MAJEURE

              Neither party hereto shall be deemed to be in default of any failure in performance of this Agreement, resulting from acts beyond the control of such party but only during the time period that such Force Majeure event is in affect. For the purposes of this Agreement, such acts shall include but not be limited to, Acts of God, civil or military authority, civil disturbances, war, strikes, fires, other catastrophes, or other "force majeure" events beyond the parties control. The party whose performance is affected by a force majeure event must provide to the other party a written notice of a force majeure event within two (2) days after the force majeure event occurs. If the force majeure condition precludes performance for more than forty five (45) days, then the other party may elect to terminate this Agreement without additional liability to either party.

16.0.         GENERAL

16.1.         RENEWAL

              This Agreement may be renewed, as mutually agreed to by the parties, for successive one (1) year periods after the expiration of the initial term. Notice of renewal must be in writing and submitted to the other party at least sixty (60) days prior to the end of the initial term or any renewal term, provided that prior to the commencement date of a renewal term the parties shall have agreed to the purchase price and purchase commitments applicable to such renewal term.

16.2.         SUCCESSORS AND ASSIGNS

              Except as otherwise provided in this section, the rights and duties of Buyer and Seller hereunder are personal to them and are not assignable or delegable; any assignment or attempted assignment of rights or delegation of duties shall be void except for the assignment of receivables for financial reasons. Either party may assign this Agreement to a parent, subsidiary, or affiliated entity or to another entity in connection with the sale or transfer of substantially all of its business assets provided the non-assigning party is notified promptly of such assignment and such assignee undertakes in writing to assume the obligations of this Agreement.

16.3.         MOST FAVORED CUSTOMER


                                       26.

              Notwithstanding any other provisions of this Agreement, all of the prices, warranties, and terms granted by Seller to Buyer hereunder are hereby warranted by Seller to be comparable to, or more favorable to Buyer than the equivalent prices, warranties, and terms that have been offered by Seller to any other Customer during the period from the effective date of this Agreement to its termination. If at any time during this period, Seller shall have contracted with any other Customer for the identical or substantially similar Product as listed in Exhibit A hereto, on a basis that provides prices, warranties or terms to that customer more favorable than those provided to Buyer hereunder, then:
Seller shall within thirty (30) days after the effective date of such other contract 1) notify Buyer in writing of such fact, explaining the more favorable basis in detail and 2) regardless of whether such notice is sent by Seller or received by Buyer, this Agreement shall be deemed to be automatically amended, effective retroactively to the effective date of such other contract, to offer the same prices, warranties, or terms to the Buyer. The provision of this clause shall survive the closing and termination of this Agreement.

16.4.         INDEMNITY

              Seller agrees that it will indemnify and hold harmless Buyer against and from any and all claims, damages, and liability, including expenses and reasonable attorneys' fees, suffered by Buyer resulting from personal injury and/or tangible property damage to third parties, including without limitation, Buyer's employees, caused by the failure of the Products to conform to Specifications or defects in materials and workmanship of the Products, or the negligent acts of Seller, arising out of the performance under this Agreement or Seller's breach of this Agreement; provided, however, that this obligation shall not cover any damage to the Products themselves. Buyer agrees that it will indemnify and hold harmless Seller against and from any and all claims, damages and liability, including expenses and reasonable attorneys' fees, suffered by Seller resulting from personal injury and/or tangible property damage to third parties, including without limitation Seller's employees, caused by defects in components supplied by Buyer and incorporated into the Products, or the acts of Buyer or buyer's breach of this Agreement provided that such defects in such components do not result from defects in the Products. In the event any claim covered by this indemnity is asserted against either party, the other party shall provide reasonable cooperation and assistance in the defense thereof and the other party will grant the indemnifying party control over the defense of any action.

16.5.         TRADEMARKS AND TRADENAMES

              Buyer may use Seller's trade name, trademarks and product names only in connection with Buyer's distribution of the Products and in a format and style approved by Seller. Buyer will use such trademark notices as may be reasonably requested by Seller to protect Seller's trademark rights.

16.6.         PROPRIETARY INFORMATION

              Certain data or information disclosed by the Seller may be proprietary in nature and must be so marked or identified ("Proprietary Information") or if provided orally or visually the aforementioned information must be claimed as such and provided to the other party in writing, within thirty (30) calendar days of the date of disclosure. Buyer agrees to take all reasonable


                                      27.

measures to protect Proprietary Information and, without limiting the foregoing, agrees to exert at least the same effort to prevent disclosure of such Proprietary Information as it would its' own proprietary information and to not disclose any part thereof without the Seller's written consent (such consent not be unreasonably withheld). Notwithstanding any provisions herein concerning non-disclosure of the Proprietary Information, Buyer shall have no obligations hereunder for any such information which Buyer can document 1) is already known to Buyer at the time Seller disclosed such Proprietary Information to Buyer, 2) is or becomes known to the general public through publications, inspection of Product or otherwise and through no wrongful act of Buyer, 3) is received from a third party without that party's breach of disclosure restriction and without breach of this Agreement, 4) is shown to have been independently developed by Buyer, 5) is disclosed to a third party by Seller without a similar restriction on the third party's rights, or 6) is approved for release or use by written authorization of Seller. The obligations of this section shall survive termination of this Agreement for a period of two (2) years. Seller retains exclusively for itself all proprietary rights in and to all designs, engineering details, and other data pertaining to all Products.

16.7.         PATENT/COPYRIGHT INFRINGEMENT INDEMNIFICATION

              Seller is unaware of any claim, either threatened or impending, that the Products infringe any patent, trademark or copyright. Seller agrees to indemnify and hold harmless Buyer from and against all damages, liability and cost suffered or incurred as a result of any claim that any Products furnished pursuant to this Agreement constitutes an infringement of any patent, trademark or copyright provided that Buyer gives Seller reasonable notice of any such claims. Said indemnification shall extend only to damages assessed against or costs incurred by Buyer as the result of a judgment rendered by a court of last resort or a court of lower jurisdiction from which no appeal has been taken holding that any Product, spare parts and documentation furnished pursuant to this Agreement constitutes an infringement of any patent, trademark or copyright, or to any settlement of such claim consented to in writing by Seller. Buyer shall not be entitled to recover from Seller any loss of profits suffered by Buyer as a result of such infringement or alleged infringement.

              At the request and expense of Seller, Buyer shall assist and cooperate with Seller in defending against any such alleged infringement. It is agreed that Seller shall undertake the sole and complete defense of any such claim of infringement through counsel of its own choice and at its expense. In case any Product is held to constitute an infringement in such suit or proceeding and the use of said Product is enjoined, Seller shall, at its own expense and option, either (a) procure for Buyer the right to continue using such Product, (b) modify said Product so as to render it non-infringing, or (c) accept the return of said Product and refund the purchase price. The provisions of this Section shall not apply with respect to any claim of patent, trademark, or copyright infringement based solely on the components added to the Products by Buyer. Further the provisions of this Section shall not apply if the infringement arises out of a modification of said Products after delivery by Seller. The rights granted to Buyer under this section 16.7. are Buyer's sole and exclusive remedy for any alleged infringement of any proprietary rights of any kind.

16.8.         INDEPENDENT CONTRACTOR


                                      28.

              It is understood and agreed that nothing stated in the Agreement shall be construed as creating the relationship of employer and employee or principal and agent between the parties hereto. Buyer and Seller shall be deemed independent contractors at all times with respect to their performance and neither shall have the right or authority to assume or create any obligation, express or implied, on behalf of the other except as may be otherwise provided herein. Neither Buyer nor Seller will use any words, perform any act, or make any statement, written or oral, which would imply or indicate, or tend to imply or indicate, that it or its business is an agent or representative of the other party; an agency, division, subsidiary, or branch of the other; or that one, in any manner, either directly or indirectly, owns, controls, maintains, or operates the other or its business. Neither party is in any manner responsible or liable for the other's obligations; nor does any relationship exist between Seller and Buyer, other than that of independent contractor.

16.9.         GOVERNING LAW

              This Agreement shall be governed by and construed according to the laws of the State of Florida.

16.10.        SEVERABILITY

              If any provisions of the Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16.11.        NOTICES

              Every notice or other communication required or contemplated by this Agreement by either party shall be delivered by (a) personal delivery, (b) certified or registered mail (postage prepaid, return receipt requested), or (c) "tested telecopy" (a telecopy for which the proper answer back has been received) addressed to the parties for whom intended at the following address:

              If to Seller, at the following address:

                  Premisys Communications, Inc.
                  1032 Elwell Court
                  Suite 111
                  Palo Alto, California  94303
                  Attn:  Robert Dilfer

                  Telecopy Number:  (415) 940-7713

              If to Buyer, at the following address:

                  AT&T Paradyne
                  8545 126th Avenue North
                  P.O. Box 2826
                  Largo, Florida  34649-2826


                                      29.

                  Attn:  Subcontracts Manager
                  Telecopy Number:  (813) 530-2623

or at such other address as the intended recipient previously shall have designated by written notice to the other party. Notice by mail shall be effective on the date it is officially recorded as delivered to the intended recipient by return receipt or equivalent. All notices and other communication required or contemplated by this Agreement delivered in person or sent by "tested" telecopy shall be deemed to have been delivered to and received by the addressee and shall be effective on the date of the personal delivery or on the date sent, respectively. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to whom it was given.

16.12.        ENTIRE AGREEMENT

              This Agreement, including any exhibits attached hereto, constitutes the entire Agreement and supersedes all prior communications, representations, agreements, understandings, either verbal or written, between the parties with respect to the subject matter hereof. This Agreement may not be altered, modified, amended or otherwise changed except by supplemental written agreement signed by duly authorized officers of both parties.

16.13.        AUTHORITY TO COMMIT

              Buyer and Seller each represent and warrant that the representatives executing this Agreement are duly authorized and empowered to sign on their behalf.

16.14.        WAIVER

              A waiver by either party of any default of the other party shall not be deemed to be a continuing waiver or a waiver of any other default or of any other provision of this Agreement, but shall apply solely to the instance to which the waiver is directed.

16.15.        PRIVACY

              Neither Buyer nor Seller shall, without first obtaining the other party's written authorization, in any manner disclose the terms and conditions of this Agreement; (except as may be necessary to perform in accordance with the terms of this Agreement or as required by law), or any information in any way related to this Agreement, or any Release or the business of the other party.

16.16         SURVIVING PROVISIONS

              The rights and obligations of Buyer and Seller arising under the Sections 5.0., 13.6.3., 16.4., 16.5., 16.6., and 16.7. shall survive the termination of this Agreement for a period of three (3) years unless otherwise stipulated elsewhere.

16.17.        ORDER OF PRECEDENCE


                                      30.

              If acknowledgments and invoices are issued on Seller's standard forms containing printed terms and conditions therein, then such printed terms and conditions shall be of no force and effect. The terms and conditions of this Agreement shall take precedence over Buyer's Releases terms and conditions. The Specifications and other such documents made as part of this Agreement shall take precedence over any other such documents not attached or referenced within this Agreement.

16.18.        HEADINGS NOT CONTROLLING

              Headings used in this contract are for reference only and shall not be deemed a part of this contract.

16.19.        ARBITRATION

              Except as provided herein, any controversy or claim arising out of or related to this Agreement, or the breach hereof, will be settled by arbitration before a panel of one arbitrator in ORLANDO, FLORIDA, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator will have knowledge of and experience with the telecommunications industry. The arbitration hearing will commence within ninety (90) days after appointment of the arbitrator. Unless the arbitrator finds that exceptional circumstances justify delay, the hearing will be completed and an award will be rendered in writing within ninety (90) days after the commencement of the hearing. The arbitrator shall include in the award the prevailing party's costs of arbitration and reasonable fees of attorneys, accountants and other professionals connected with the arbitration.

              Seller or Buyer will not be required to arbitrate any dispute relating to actual or threatened unauthorized use or disclosure of its confidential information or violation of its proprietary rights in the Products, jointly or individually developed products or enhancements thereto, or their designs.

16.20.        FEES

              In any suit or arbitration to enforce this agreement, the prevailing party will have the right to recover its costs and reasonable fees of attorney, accountants, and other professionals.

17.0.         ADDITIONAL AGREEMENTS

              It is the intent of both the Buyer and the Seller to review as required the need to amend this agreement or to enter into new agreements for the mutual benefit of the parties.

              Buyer and Seller agree to meet at least every six (6) months to review market conditions and business opportunities that may require new agreements to increase sales, market share and/or market position. Such agreements may include, but are not limited to bi-lateral technology transfer, joint development of new products, or enhancements to existing Products.


                                      31.

              Should these meeting identify a market opportunity for either party, Buyer and Seller agree to enter into "Good Faith" negotiations toward an Agreement that benefits both parties.

18.0.         MANUFACTURING

              Buyer shall have the right to become a primary manufacturing source for the Seller's Products and New Products, at the Buyer's or any of it affiliate's manufacturing locations, if it can meet or beat the material terms and conditions of Seller's then current primary manufacturing source. All bids shall be fairly reviewed by the Seller for meeting product manufacturing and quality standards that the Seller would propose to any other sub-contract manufacture. Seller agrees to share all manufacturing cost data for the Products with the Buyer and to actively pursue the exchange of the manufacturing information required for the Buyer to submit such a bid. If the bid to manufacture the Products is rejected by Seller, Seller will within ten (10) days of such rejection submit to the Buyer a memorandum detailing the reason why the bid was rejected.

              If during the term of this Agreement Buyer elects to manufacture the Products for its customers at its facilities or any affiliated facility, then Buyer shall have such right provided the transfer price to Seller is no greater than the aggregate of the costs Seller would have otherwise incurred if manufacturing had been done by its then existing supplier, assembly was done by the Seller (including freight, duty, testing, inspection) and any other costs that Seller would have otherwise incurred.

              For any products or enhanced products jointly developed by the parties pursuant to Section 17.0., both parties will have the rights to manufacture and market (such marketing rights subject to limitations contained in this agreement) such products. If Buyer develops enhanced products it shall have the right to manufacture and sell such products subject to a reasonable royalty for any incorporated Seller proprietary technology.

19.0.         SOFTWARE

19.1.         SOFTWARE LICENSE

              Buyer acknowledges and agrees that the Products contain software and firmware (the "Software") that is not sold to Buyer. Seller hereby grants Buyer and Buyer's authorized distributors a license to reproduce and distribute the Software to and sublicense end-users of the Product to use the Software solely in connection with the Products.

              The Buyer shall sublicense the Software under a license agreement with the Buyer's end user customer that contains substantially the same provisions as are contained herein and Buyer will ensure that its distributors also comply with this requirement.

19.2.         SOFTWARE AVAILABILITY

              All software will be made available to the Buyer in both a hard coded (firmware EPROM, etc.) and a soft coded copy (diskette, tape, etc.) as deemed necessary by the Buyer for the particular application.


                                      32.

19.3          SOFTWARE WARRANTY

              Seller agrees that the Software shall be warranted to the same terms and conditions as specified for the Products.

19.4          SOFTWARE MODIFICATIONS

              Seller agrees to provide Buyer with two (2) master copies of all requested Software Bug Fixes, Software Maintenance Releases and the associated documentation at no charge for the term of this Agreement. All Software Feature Releases will be provided to the Buyer at a cost mutually agreed to by the parties and in accordance with Section 16.3 of this Agreement. If Software Bug Fixes are incorporated into the Software Feature Releases and not made available as a Software Maintenance Release then the Software Feature Release will be provided, as requested, to the Buyer at no charge.

              All Software Bug Fixes and Software Maintenance Releases will be made available to the Buyer on the day that it is generally available. All Software Feature Releases will be available to the Buyer as required by the Buyer. All technical documentation for a Software Feature Release will be available to the Buyer in a camera ready state thirty (30) days prior to the general availability of such release.

19.5.         SOFTWARE SUPPORT

              Seller agrees to provide support services to the Buyer for the Software in accordance with the support provisions as defined for the Products of this Agreement. Seller further agrees to coordinate the prioritization of all Software problems as reported by the Buyer into the follow on releases based upon the priorities reviewed with the Buyer. The Seller will issue monthly reports to the Buyer covering status of the Software problems, current time frames for repair, current development testing and results. Software for which new versions have been issued will continued to receive support for two (2) years post issuance of versions by Seller.

              Seller agrees to provide a single point of contact within their development organizations for consultation, defining unique features, establishing priorities for unique features, new Software Feature Releases information, establishing priorities, status and results for Software Bug Fixes.

              Seller agrees to provide support service response times for Buyer's Software reported problems, proposed changes and Enhancements (also referred to by Buyer as Modifications Requests (MR)) as specified in the Specification.

20.0.         SIGNATURE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date(s) set forth below.

              AT&T PARADYNE CORPORATION


                                      33.

              BY:  /s/ J. P. Hectus

              TITLE:  Sr. V.P., CEO and Treasurer

              DATE:  12/4/92



              PREMISYS COMMUNICATIONS, INC.

              BY:  /s/ Raymond Lin

              TITLE:  President / CEO

              DATE:  12/4/92



              PREMISYS COMMUNICATIONS HOLDINGS, INC.

              BY:  /s/ Raymond Lin

              TITLE:  President / CEO

              DATE:  12/4/92


                                      34.

[AT&T PARADYNE LOGO]
                                                      AGREEMENT NUMBER LGSC103DS
                                                      AMENDMENT NUMBER 1
                                                      PAGE 1 OF 4
                                                      DATE: 7/8/93

PREMISYS COMMUNICATIONS, INC.
1032 ELWELL COURT
PALO ALTO, CALIFORNIA 94303

Agreement number LGSC103DS, dated and signed, December 24, 1992, by and between Premisys Communications Inc. and AT&T Paradyne will be amended as follows:

1.0 Exhibit A, Product Model Numbers/Descriptions/List Prices/Discount Levels, is hereby deleted in its entirety and replaced by a new Product Model Numbers/Descriptions/List Prices/Discount Levels, Exhibit A, revision 1, dated 7/8/93, attached hereto and made a part hereof.

2.0 All other term and conditions of the above stated Agreement remain unchanged.

This Amendment shall be effective for all Releases received by Premisys for AT&T Paradyne on or after August 1, 1993.

ACCEPTED:  July 16, 1993                          ACCEPTED:  July 19, 1993
AT&T Paradyne                                     Premisys Communications, Inc.



By:  /s/ James L. Slattery                        By:  /s/ Raymond Lin

Title:  Sr. Vice President, Secretary &           Title:  President / CEO
         General Counsel


                           AT&T PARADYNE - PROPRIETARY
                       USE PURSUANT TO COMPANY INSTRUCTION
                         AMENDMENT NUMBER 1 - LGSC103DS
                                  1 - 07/08/93

COMPANY CONFIDENTIAL                                           INTERNAL USE ONLY

                          PREMISYS COMMUNICATIONS, INC.
                                    IMACS/800
                       PRICE LIST EFFECTIVE AUGUST 1, 1993

                                                                                  U.S.
                                                                                  LIST     AT&T      AT&T
MODEL NO.     PEC CODE        DESCRIPTION                                        PRICE     PRICE   DISCOUNT
Common Equipment:
  8901        25801           AC power supply                                    [***]     [***]   [***]
  8902        25802           DC power supply                                    [***]     [***]   [***]
  8903        25803           -48V DC converter                                  [***]     [***]   [***]
  8904        25804           -48V Ringing generator                             [***]     [***]   [***]

  8918        25800           Universal enclosure with installation kit          [***]     [***]   [***]
  8920        25816           Interface card with 2,400 baud modem               [***]     [***]   [***]

  8800        25806           CPU control card with 2 T1/E1 bus-connect          [***]     [***]   [***]
                              (non-redundant)                                    [***]     [***]   [***]
  8804                        CPU control card with 4 T1/E1 bus-connect          [***]     [***]   [***]
                              (redundant-capable)                                [***]     [***]   [***]
  8801        25807           CPU control card with cross-connect                [***]     [***]   [***]
                              (redundant-capable)                                [***]     [***]   [***]

T1/E1 WAN Cards:
  8000        25811           Single T1/E1 line interface                        [***]     [***]   [***]
  8010        25812           Dual T1/E1 line interfaces                         [***]     [***]   [***]
  8014                        Dual T1/E1 line interfaces with 1 x 3 relays       [***]     [***]   [***]
   811        25814           DSX/CEPT plug-in module                            [***]     [***]   [***]
   812        25815           CSU plug-in module                                 [***]     [***]   [***]

Voice Cards:
  8108        25819           8-port, 2-wire E&M/TO                              [***]     [***]   [***]
  8118        25821           8-port, 4-wire E&M/TO                              [***]     [***]   [***]
  8119                        8-port, 4-wire E&M/TO - Extended Range             [***]     [***]   [***]
  8128        25823           8-port, 2-wire FXS/FXSDN/PLAR/DPO - 900 Ohm        [***]     [***]   [***]
  8129                        8-port, 2-wire FXS/FXSDN/PLAR/DPO - 600 Ohm        [***]     [***]   [***]
  8138        25826           8-port, 2-wire FXO/FXODN/MRD/DPT - 900 Ohm         [***]     [***]   [***]
  8139                        8-port, 2-wire FXO/FXODN/MRD/DPT - 600 Ohm         [***]     [***]   [***]

Data Cards:
  8202        25826           2-port RS-530/V.35 super-rate data                 [***]     [***]   [***]
  8212        25827           2-port V.35 super-rate data                        [***]     [***]   [***]
  8215                        4-port RS-530/V.35 super-rate data                 [***]     [***]   [***]
  8220        25828           10-port RS-232C sub-rate data                      [***]     [***]   [***]
  8248                        5-port OCU-DP                                      [***]     [***]   [***]
  8249        25829           2-port OCU-DP with error correction                [***]     [***]   [***]
  8254        25883           4-port DSO-DP/G.703 co/contra directional          [***]     [***]   [***]

Other Cards:
  8401        25830           External alarm card                                [***]     [***]   [***]

* Confidential Treatment Requested


                                       2.


                                                                                                      U.S.
                                                                                                      LIST     AT&T       AT&T
MODEL NO. PEC CODE  DESCRIPTION                                                                       PRICE    PRICE     DISCOUNT
Cables and Accessories:                                                                               [***]    [***]     [***]
1106                RJ48 to 2 BNC Adapter (for E1)                                                    [***]    [***]     [***]
1114X     25881     5-ft RJ48M to DB25M Cross-Over Cable (for SRU)                                    [***]    [***]     [***]
1114M     25882     5-ft RJ48M to DB25M Straight-Thru Cable (for SRU)                                 [***]    [***]     [***]
1121      25888     50-Pin to 2 RJ48 Adapter with Test Jacks (for T1)                                 [***]    [***]     [***]
1161      25880     50-Pin to 8 RJ48 Adapter (for T1)                                                 [***]    [***]     [***]
1203X     25858     5-ft DB25M to V.35M Cross-Over Cable (for V.35 HSU)                               [***]    [***]     [***]
1203M     25885     5-ft DB25M to V.35M Straight-Thru Cable (for V.35 HSU)                            [***]    [***]     [***]
1204X     25858     5-ft DB25M to RS530M Cross-Over Cable (for RS530M HSU)                            [***]    [***]     [***]
1204M     25857     5-ft DB25M to RS530M Straight-Thru Cable (for RS530M HSU)                         [***]    [***]     [***]
1207      25863     6-ft 3-to-4 50-Pin E&M Cable (All Male Connectors)                                [***]    [***]     [***]
1208      25860     6-ft 3-to-1 50-Pin FXS Cable (All Male Connectors)                                [***]    [***]     [***]
1208                6-ft 3-to-1 50-Pin TO Cable (All Male Connectors)                                 [***]    [***]     [***]
1210      25861     5-ft 50-Pin Male to Male Amphenol Cable (for Multiple Uses)                       [***]    [***]     [***]
1212X     25883     5-ft DB25M to RS449M Cross-Over Cable (for RS449 HSU)                             [***]    [***]     [***]
1212M     25882     5-ft DB25M to RS449M Straight-Thru Cable (for RS449 HSU)                          [***]    [***]     [***]
1215X     25885     5-ft RJ48M to DB15F Cross-Over Cable (for PBX)                                    [***]    [***]     [***]
1215M     25864     5-ft RJ48M to DB15M Straight-Thru Cable (for CSU)                                 [***]    [***]     [***]
1216F     25852     15-ft RJ48M to DB25F Straight-Thru Cable (for VT100)                              [***]    [***]     [***]
1216M     25851     15-ft RJ48M to DB25M Straight-Thru Cable (for VT100)                              [***]    [***]     [***]
1217      25854     25-ft RJ11M to RJ11M Cable (for Modem)                                            [***]    [***]     [***]
1220      25877     25-ft 50-Pin Male to Female Amp/Champ Extension Cable                             [***]    [***]     [***]
1221      25878     25-ft DB25M to DB25F Extension Cable (for RS232 operation)                        [***]    [***]     [***]
1222      25875     25-ft DB25M to DB25F Extension Cable (for RS530 operation)                        [***]    [***]     [***]
1224      25874     25-ft DB25M to DB25F Extension Cable (for V.35 operation)                         [***]    [***]     [***]
1230                1-ft RJ48M to RJ48M Shielded Cable (for T1)                                       [***]    [***]     [***]
1231      25853     25-ft RJ48M to RJ48M Shielded Cable (for T1)                                      [***]    [***]     [***]
1232      25873     50-ft RJ48M to RJ48M Shielded Cable (for T1)                                      [***]    [***]     [***]
1233      25872     100-ft RJ48M to RJ48M Shielded Cable (for T1)                                     [***]    [***]     [***]
1239                Y Adapter for WAN Card Redundancy (Bus Connect Systems)                           [***]    [***]     [***]
1240                5-inch DB25M to DB25F RS530 Adapter Cables                                        [***]    [***]     [***]
1251      25869     RS-530 to V.35 Personality Module                                                 [***]    [***]     [***]
1252      25870     RS-530 to RS-232 Personality Module                                               [***]    [***]     [***]
1255      25871     RS232/RS-232 DB25 Female-to-Female Gender Changer                                 [***]    [***]     [***]
1257      25885     V.35 M34 Female-to-Female Gender Changer                                          [***]    [***]     [***]
1258      25888     RS449 DB37 Female-to-Female Gender Changer                                        [***]    [***]     [***]
1263X               5-ft DB28M to V.35M (M34) Cross-Over Cable (for 4-port HSU)                       [***]    [***]     [***]
1263M               5-ft DB28M to V.35M (M34) Straight-Thru Cable (for 4-port HSU)                    [***]    [***]     [***]
1264X               5-ft DB28M to RS530M (DB25) Cross-Over Cable (for 4-port HSU)                     [***]    [***]     [***]
1264M               5-ft DB28M to RS530M (DB25) Straight-Thru Cable (for 4-port HSU)                  [***]    [***]     [***]
1265X               5-ft DB28M to RS449M (DB37) Cross-Over Cable (for 4-port HSU)                     [***]    [***]     [***]
1285M               5-ft DB28M to RS449M (DB37) Straight-Thru Cable (for 4-port HSU)                  [***]    [***]     [***]
1288                25-ft DB28M to DB28F Extension Cable (for V.35 operation)                         [***]    [***]     [***]
1289                25-ft DB28M to DB28F Extension Cable (for RS530/RS449 operation)                  [***]    [***]     [***]
1604      25888     M88 Block with 2 Female 50-Pin Amp/Champ Connectors                               [***]    [***]     [***]
1609      25887     Type 1 Dual Tap Adapter with 2 RJ48X Jacks (for T1)                               [***]    [***]     [***]


* Confidential Treatment Requested


                                       3.

                                                                                  U.S.
                                                                                  LIST     AT&T      AT&T
MODEL NO.     PEC CODE        DESCRIPTION                                        PRICE     PRICE   DISCOUNT
Factory Upgrades:
  6001                        Model 8800 CPU to Model 8804 CPU                   [***]     [***]    [***]
  6002                        Model 8800 CPU to Model 8801 CPU                   [***]     [***]    [***]
  6003                        Model 8804 CPU to Model 8801 CPU                   [***]     [***]    [***]

--------------------------
* Confidential Treatment Requested



                                       4.

[AT&T PARADYNE LOGO]
                                                      AGREEMENT NUMBER LGSC103DS
                                                      AMENDMENT NUMBER 2
                                                      PAGE 1 OF 5
                                                      DATE: 3/17/94

PREMISYS COMMUNICATIONS, INC.
1032 ELWELL COURT
PALO ALTO, CALIFORNIA 94303

Agreement number LGSC103DS, dated and signed, December 4, 1992, by and between Premisys Communications Inc. and AT&T Paradyne will be amended as follows:

1.0 Exhibit A, Product Model Numbers/Descriptions/List Prices/Discount Levels, dated 7/8/93, is hereby deleted in its entirety and replaced by a new Product Model Numbers/Descriptions/List Prices/Discount Levels, Exhibit A, dated 3/17/94, attached hereto and made a part hereof.

2.0 All other term and conditions of the above stated Agreement remain unchanged.

This Amendment shall be effective for all Releases received by Premisys for AT&T Paradyne on or after March 15, 1994.

ACCEPTED:  March 30, 1994                   ACCEPTED:  March 30, 1994
AT&T Paradyne                               Premisys Communications, Inc.



By:  /s/ Mike Kazban                        By:  /s/ Robert M. Lefkowits

Title:  Product Manager                     Title:  V.P. of Marketing


                           AT&T PARADYNE - PROPRIETARY
                       USE PURSUANT TO COMPANY INSTRUCTION
                         AMENDMENT NUMBER 2 - LGSC103DS
                                   1 - 3/17/94

                              COMPANY CONFIDENTIAL
                          PREMISYS COMMUNICATIONS, INC.
                                      IMACS
                       PRICE LIST EFFECTIVE MARCH 15, 1994

                                                                                                                U.S.
                                                                                                                LIST         AT&T
MODEL NO.                        PEC CODE          DESCRIPTION                                                 PRICE         PRICE
Common Equipment:
   8901                          25801             AC power supply                                             [***]         [***]
   8902                          25802             DC power supply                                             [***]         [***]
   8903                          25803             -48V DC converter                                           [***]         [***]
   8904                          25804             -48V Ringing generator                                      [***]         [***]

   8916                                            IMACS/600 Universal enclosure with installation kit         [***]         [***]
                                                   (cover not included)*
   8918                          25800             IMACS/800 Universal enclosure with installation kit         [***]         [***]
   8920                          25816             Interface card with 2,400 baud modem                        [***]         [***]

   8800                          25806             CPU control card with 2T1/E1 bus-connect (non               [***]         [***]
                                                   redundant)
   8801                          25807             CPU control card with cross-connect (redundant-capable)     [***]         [***]
   8804                                            CPU control card with 4 T1/E1 bus-connect (redundant-       [***]         [***]
                                                   capable)

T1/E1 WAN Cards:
   8000                          25811             Single T1/E1 line interface                                 [***]         [***]
   8010                          25812             Dual T1/E1 line interfaces                                  [***]         [***]
   8014                                            Dual T1/E1 line interfaces with 1 x 3 relays                [***]         [***]
    811                          25814             DSX/CEPT plug-in module                                     [***]         [***]
    812                          25815             CSU plug-in module                                          [***]         [***]

Voice Cards:
   8108                          25815             8-port, 2-wire E&M/TO                                       [***]         [***]
   8118                          25821             8-port, 4-wire E&M/TO                                       [***]         [***]
   8119                                            8-port, 4-wire E&M/TO - Extended Range                      [***]         [***]
   8128                          25823             8-port, 2-wire FXS/FXSON/PLAR/DPO - 900 ohm                 [***]         [***]
   8129                                            8-port, 2-wire FXS/FXSDN/PLAR/DPO - 600 ohm                 [***]         [***]
   8138                          25825             8-port, 2 wire FXO/FXODN/MRD/DPT - 900 ohm                  [***]         [***]
   8139                                            8-port, 2-wire FXO/FXODN/MRD/DPT - 600 ohm                  [***]         [***]

Data Cards:
   8202                          25826             2-port RS-530/V.35 super-rate data                          [***]         [***]
   8212                          25827             2-port V.35 super-rate data                                 [***]         [***]
   8213                                            2-port RS-530/RS-368/V.25bls super-rate data*               [***]         [***]
   8215                                            4-port RS-530/V.35 super-rate data                          [***]         [***]
   8220                          25828             10-port RS-232C sub-rate data                               [***]         [***]
   8224                                            4-port RS-232C sub-rate data*                               [***]         [***]
   8230                                            8-port subrate FRAD card*                                   [***]         [***]
   8248                                            5-port OCU-DP                                               [***]         [***]
    845                                            5-port OCU-DP child card*                                   [***]         [***]
   8249                          25829             2-port OCU-DP with error correction                         [***]         [***]
   8254                          25883             4-port DSO-DP/G.703 co/comtra directional                   [***]         [***]

Server Cards:
   8840A                                           ISDN PRI server card - 1 D channel*                         [***]         [***]
   8840B                                           ISDN PRI server card - 2 D channels*                        [***]         [***]
   8840C                                           ISDN PRI server card - 8 D channels*                        [***]         [***]

Other Cards:
   8401                          25830             External alarm card                                         [***]         [***]

Network Management Software:
   7002B                                           PremLink Network Management (base license)*                 [***]         [***]
   7002U                                           PremLink Network Management (additional user workstation)   [***]         [***]

                                                   * - consult factory for delivery lead times


* Confidential Treatment Requested

                                       2.


                                                                                                  US
                                                                                                 LIST           AT&T
MODEL NUMBER     PEC CODE    DESCRIPTION                                                        PRICE           PRICE
Cables and Accessories:                                                                         [***]           [***]
1106                         RJ48 to 2 BNC Adapter (for E1)                                     [***]           [***]
1114F            25882       5-ft RJ48M to DB2SF Straight-Thru Cable (for SRU)                  [***]           [***]
1114M            25882       5-ft RJ48M to DB2SM Straight-Thru Cable (for SRU)                  [***]           [***]
1114X            25881       5-ft RJ48M to DB25M Cross-Over Cable (for SRU)                     [***]           [***]
1118                         25-ft RJ48M to RJ48M Silver-Satin Cable (for OCU-DP)               [***]           [***]
1121             25866       50-Pin to 2 RJ48 Adapter with Test Jacks (for T1)                  [***]           [***]
1181             25880       50-Pin to 8 RJ48 Adapter (for T1)                                  [***]           [***]
1201F                        15-ft DB9 to DB2SF Straight Thru                                   [***]           [***]
1201M                        15-ft DB9 to DB25M Straight Thru                                   [***]           [***]
1203F            25855       5-ft DB25M to V.3SF Straight-Thru Cable (for V.35 HSU)             [***]           [***]
1203M            25855       5-ft DB25M to V.35M Straight-Thru Cable (for V.35 HSU)             [***]           [***]
1203X            25856       5-ft DB25M to V.35M Cross-Over Cable (for V.35 HSU)                [***]           [***]
1204F            25857       5-ft DB25M to RS59OF Straight-Thru Cable (for RS530 HSU)           [***]           [***]
1204M            25857       5-ft DB25M to RS53OM Straight-Thru Cable (for RS530 HSU)           [***]           [***]
1204X            25858       5-ft DB25M to RS53OM Cross-Over Cable (for RS530 HSU)              [***]           [***]
1207             25859       6-ft 3-to-4 50-Pin E&M Cable (All Male Connectors)                 [***]           [***]
1208             25860       6-ft 3-to-1 50-Pin FXS Cable (All Male Connectors)                 [***]           [***]
1209                         6-ft 3-to-1 50-Pin TO Cable (All Male Connectors)                  [***]           [***]
1210             25861       5-ft 50-Pin Male to Male Amphenol Cable (for Multiple Uses)        [***]           [***]
1212F            25862       5-ft DB25M to RS449F Straight-Thru Cable (for RS449 HSU)           [***]           [***]
1212M            25862       5-ft DB25M to RS449M Straight-Thru Cable (for RS449 HSU)           [***]           [***]
1212X            25863       5-ft DB25M to RS449M Cross-Over Cable (for RS449 HSU)              [***]           [***]
1215M            25864       5-ft RJ48M to DB15M Straight-Thru Cable (for CSU)                  [***]           [***]
1215X            25865       5-ft RJ48M to DB15F Cross-Over Cable (for PBX)                     [***]           [***]
1216F            25852       15-ft RJ48M to DB2SF Straight-Thru Cable (for VT100)               [***]           [***]
1216M            25851       15-ft RJ48M to DB25M Straight-Thru Cable (for VT100)               [***]           [***]
1217             25854       25-ft RJ11M to RJ11M Cable (for Modem)                             [***]           [***]
1220             25877       25-ft 50-Pin Male to Female Amp/Champ Extension Cable              [***]           [***]
1221             25876       25-ft DB25M to DB25F Extension Cable (for RS232 operation)         [***]           [***]
1222             25875       25-ft DB25M to DB25F Extension Cable (for RS530 operation)         [***]           [***]
1224             25874       25-ft DB25M to DB25F Extension Cable (for V.35 operation)          [***]           [***]
1230                         1-ft RJ48M to RJ48M Shielded Cable (for T1)                        [***]           [***]
1231             25853       25-ft RJ48M to RJ48M Shielded Cable (for T1)                       [***]           [***]
1232             25873       50-ft RJ48M to RJ48M Shielded Cable (for T1)                       [***]           [***]
1233             25872       100-ft RJ48M to RJ48M Shielded Cable (for T1)                      [***]           [***]
1239                         Y Adapter for WAN Card Redundancy (Bus Connect Systems)            [***]           [***]
1240                         5-inch DB26M to DB25F RS530 Adapter Cables                         [***]           [***]
1251             25869       RS-530 to V.3S Personality Module                                  [***]           [***]
1252             25870       RS-530 to RS-232 Personality Module                                [***]           [***]
1253             25871       RS232/RS530 DB25 Female-to-Female Gender Changer                   [***]           [***]
1257             25885       V.35 M34 Female-to-Female Gender Changer                           [***]           [***]
1258             25886       RS449 DB37 Female-to-Female Gender Changer                         [***]           [***]
1263F                        5-ft DB26M to V.35F (M34) Straight-Thru Cable (for DB26 HSUs)      [***]           [***]
1263M                        5-ft DB36M to V.35M (M34) Straight-Thru Cable (for DB26 HSUs)      [***]           [***]
1263X                        5-ft DB26M to V.3SM (M34) Cross-Over Cable (for DB26 HSUs)         [***]           [***]
1264F                        5-ft DB26M to RS53OF (DB25) Straight-Thru Cable (for DB26 HSUs)    [***]           [***]
1264M                        5-ft DB26M to RS53OM (DB25) Straight-Thru Cable (for DB26 HSUs)    [***]           [***]
1264X                        5-ft DB26M to RS53OM (DB25) Cross-Over Cable (for DB26 HSUs)       [***]           [***]
1265F                        5-ft DB26M to RS449M (DB37) Straight-Thru Cable (for DB26 HSUs)    [***]           [***]
1265M                        5-ft DB26M to RS449M (DB37) Straight-Thru Cable (for DB26 HSUs)    [***]           [***]
1265X                        5-ft DB26M to RS449M (DB37) Cross-Over Cable (for DB26 HSUs)       [***]           [***]
1268                         25-ft DB26M to DB26F Extension Cable (for V.35 operation)          [***]           [***]
1269                         25-ft DB26M to DB26F Extension Cable (for RS53O/RS449              [***]           [***]
                             operation)
1504             25868       M66 Block with 2 Female 50-Pin Amp/Champ Connectors                [***]           [***]

Reference Manuals:
1901                         IMACS/800 Reference Guide                                          [***]           [***]
1902                         PremLink Reference Guide                                           [***]           [***]
1903                         Cable and Equipment Guide                                          [***]           [***]
1904                         IMACS/600 Reference Guide                                          [***]           [***]

      NOTE: Cables, accessories, and manuals are not subject to discount.
         *  Confidential Treatment Requested.


                                       3.

                                                                                                                U.S.
                                                                                                                LIST         AT&T
MODEL NO.   PEC CODE   DESCRIPTION                                                                             PRICE         PRICE
Advanced Replacement Upgrades:                                                                                 [***]         [***]
 CPU Cards
  5001AR    25889      Model 8800 CPU to Model 8804 CPU                                                        [***]         [***]
  6002AR    25890      Model 8800 CPU to Model 8801 CPU                                                        [***]         [***]
  6003AR    25891      Model 8804 CPU to Model 8801 CPU                                                        [***]         [***]

 CPU Cards
  9001AR    20111      8800 CPU card firmware upgrade to latest version                                        [***]         [***]
  9002AR    20112      8801 CPU card firmware upgrade to latest version                                        [***]         [***]
  9003AR               8804 CPU card firmware upgrade to latest version                                        [***]         [***]

 Data Cards
  8202AR    20104      2-port RS-530/V.35 super-rate data                                                      [***]         [***]
  8212AR    20105      2-port V.35 super-rate data                                                             [***]         [***]
  8213AR               2-port RS-530/RS-366/V.25bis super-rate data                                            [***]         [***]
  8215AR    20106      4-port RS-530/V.35 super-rate data                                                      [***]         [***]
  8220AR    20107      10-port RS-232C sub-rate data                                                           [***]         [***]
  8224AR               4-port RS-232C sub-rate data                                                            [***]         [***]
  8230AR    20107      8-port subrate FRAD card                                                                [***]         [***]
  8248AR    20108      5-port OCU-DP                                                                           [***]         [***]
  8249AR    20109      2-port OCU-DP with error correction                                                     [***]         [***]
  8254AR    20110      4-port DSO-DP/G.703 co/contra directional                                               [***]         [***]

Terms and conditions on advanced replacement upgrades:
 User must order an advanced replacement upgrade from Premisys.
 Advanced replacement board will be sent, with return label for old board.
 Old board must be returned freight pre-paid to Premisys within 21 days of receipt of replacement board.
 If old board is not received within 21 days, user will be billed for the list price of the board.
 Upgraded boards retain the warranty period of the original board.

Factory Upgrades:
 CPU Cards
  6001FG               Model 8800 CPU to Model 8804 CPU                                                        [***]         [***]
  6002FG               Model 8800 CPU to Model 8801 CPU                                                        [***]         [***]
  6003FG               Model 8804 CPU to Model 8801 CPU                                                        [***]         [***]

 CPU Cards
  9001FG               CPU card firmware upgrade to latest version                                             [***]         [***]

 Data Cards:
  8202FG               2-port RS-530/V.35 super-rate data                                                      [***]         [***]
  8212FG               2-port V.35 super-rate data                                                             [***]         [***]
  8213FG               2-port RS-530/RS-366/V.25bis super-rate data                                            [***]         [***]
  8215FG               4-port Rs-530/V.35 super-rate data                                                      [***]         [***]
  8220FG               10-port RS-232C sub-rate data                                                           [***]         [***]
  8224FG               4-port RS-232C sub-rate data                                                            [***]         [***]
  8230FG               8-port subrate FRAD data                                                                [***]         [***]
  8248FG               5-port OCU-DP                                                                           [***]         [***]
  8249FG               2-port OCU-DP with error correction                                                     [***]         [***]
  8254FG               4-port DSO-DP/G.703 co/contra directional                                               [***]         [***]

Terms and conditions on factory upgrades:
 User must obtain an RA number from Premisys before returning board for upgrade.
 Board must be sent freight pre-paid to Premisys.
 Premisys will return the upgraded board via standard ground freight within 21 days of receipt.
 Upgraded boards retain the warranty period of the original board.
 Advanced replacement is not included in upgrade price.

* Confidential Treatment Requested

                                       4.

                                                                                                        U.S.
                                                                                                        LIST          AT&T
MODEL NO.                 PEC CODE          DESCRIPTION                                                 PRICE         PRICE
EEPROM Upgrade
  CPU Cards
    9001EP                                  CPU card firmware upgrade to latest version                 [***]         [***]

Data Cards:
    8202EP                                  2-port RS-530/V.35 super-rate data                          [***]         [***]
    8212EP                                  2-port V.35 super-rate data                                 [***]         [***]
    8213EP                                  2-port RS-530/RS-366/V.25bls super-rate data                [***]         [***]
    8215EP                                  4-port RS-350/V.35 super-rate data                          [***]         [***]
    8220EP                                  10-port RS-232C sub-rate data                               [***]         [***]
    8224EP                                  4-port RS-232C sub-rate data                                [***]         [***]
    8230EP                                  8-port sub-rate FRAD card                                   [***]         [***]
    8248EP                                  5-port OCU-DP                                               [***]         [***]
    8249EP                                  2-port OCU-DP with error correction                         [***]         [***]
    8254EP                                  4-port DSO-DP/G703 co/contra directional                    [***]         [***]

--------------------------
Terms and conditions on EEPROM upgrades:
  A non-discountable handling fee of $150 will be added to each order for EEPROM upgrades.
  EEPROM upgrades are available only to authorized Premisys service organizations.
  Improper installation of EEPROM(s) may void the Premisys warranty.
  Upgraded boards retain the warranty period of the original board.
  Advanced replacement is not included in upgrade price.
* Confidential Treatment Requested


                                      5.

[AT&T PARADYNE LOGO]
                                                      AGREEMENT NUMBER LGSC103DS
                                                      AMENDMENT NUMBER 3
                                                      PAGE 1 OF 1
                                                      DATE: 5/24/94

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DR.
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS, dated and signed, December 4, 1992, by and between Premisys Communications Inc. and AT&T Paradyne will be amended as follows:

1.0 Exhibit B, the purchase specification (Specification), AT&T Paradyne part number 351-0047-0031, revision A, is hereby deleted in its entirety and replaced with, revision B, attached hereto and made apart hereof.

2.0 All other term and conditions of the above stated Agreement remains unchanged.

This Amendment shall be effective upon the parties' acceptance of the same, as signed and dated below.

ACCEPTED:  June 20, 1994                        ACCEPTED:  July 8, 1994
AT&T Paradyne                                   Premisys Communications, Inc.



By:  /s/                                        By:  /s/

Title:                                          Title:  V.P.



                           AT&T PARADYNE - PROPRIETARY
                       USE PURSUANT TO COMPANY INSTRUCTION
                         AMENDMENT NUMBER 3 - LGSC103DS
                                   1 - 5/24/94

                                   EXHIBIT B

                             PURCHASE SPECIFICATION

-----------------------------------------------------------------------------------------
REV.     ECF #                                                                 INITIALS
-----------------------------------------------------------------------------------------
A        57744      INITIAL RELEASE
B        58198      ADDED AT&T PARADYNE COLORS & ARTWORK
B1      HL/3066     UPDATED SHEETS TO REFLECT CHANGES CAUSED BY
                      REFORMATTING












-----------------------------------------------------------------------------------------

                             PURCHASE SPECIFICATION

                                    FOR THE

                                PREMISYS DSS/800

                        (DISTRIBUTIVE SWITCHING SYSTEM)

--------------------------------------------------------------------------------------------------------------------------
REV.          B        A        B        A        A        A        A        A        A        A        A        A
--------------------------------------------------------------------------------------------------------------------------
SHT.          1        2        3        4        5        6        7        8        9       10       11       12
--------------------------------------------------------------------------------------------------------------------------
REV.          B        B        B        B        B        B        B
--------------------------------------------------------------------------------------------------------------------------
SHT.         13       14       15       16       17       18       19       20       21       22       23       24
--------------------------------------------------------------------------------------------------------------------------
REV.
--------------------------------------------------------------------------------------------------------------------------
SHT.         25       26       27       28       29       30       31       32       33       34       35       36
--------------------------------------------------------------------------------------------------------------------------
    **            AT&T Paradyne Corporation                     **     Largo, FL      **
--------------------------------------------------------------------------------------------------------------------------
WRITER: T. ECKERSON                     KNG: C. TROTTO                      Q.A.: T. ECKERSON
--------------------------------------------------------------------------------------------------------------------------
SAFETY: D. BITUME                       C.S. C. WILEY                       MECH. ENG: C. FRIES
--------------------------------------------------------------------------------------------------------------------------
TITLE: PREMISYS DSS                     DWG. 351-0047-0031                           REV B    SHT 1 OF 19
--------------------------------------------------------------------------------------------------------------------------

1.0    SCOPE

2.0    SPECIAL REQUIREMENTS

3.0    ORDER OF PRECEDENCE/APPLICABLE DOCUMENTS

4.0    QUALITY ASSURANCE PROVISIONS

       4.1   Workmanship Standards
       4.2   Acceptance Testing
       4.3   Warranty

5.0    RELIABILITY/MAINTAINABILITY

6.0    LOGISTICS

       6.1   Special Fixtures/Tools/Accessories
       6.2   Packing and Shipping
       6.3   Documentation Requirements

7.0    GENERAL AND PRODUCT CHANGES

8.0    ITEM SPECIFICATIONS

       8.1   Functional Description
       8.2   Identification and Markings
       8.3   Mechanical Specifications
       8.4   Electrical Specifications
       8.5   ASD Requirements
       8.6   Controls and Indicators
       8.7   Strapping Options
       8.8   Interface Requirements
       8.9   Test Requirements
       8.10  Safety/Emissions Certification
       8.11  Environmental Parameters
       8.12  Special/Additional Characteristics

9.0    NON-DISCLOSURE AGREEMENT

A      APPENDIX A - PREMISYS SURVEILLANCE PLAN

1.0  SCOPE

     This specification describes the Logistical, Mechanical, and electrical requirements of the Products. The Products described herein will be marketed and/or installed only in the United States of America and Canada.

2.0  SPECIAL REQUIREMENTS

     N/A

3.0  ORDER OF PRECEDENCE/APPLICABLE DOCUMENTS

     ORDER OF PRECEDENCE

     As stated in the O.E.M. agreement

     APPLICABLE DOCUMENTS

     AT&T Paradyne OEM Agreement, Terms, and Conditions
     AT&T Paradyne Packaging Specification, No. 782-0051
     AT&T Paradyne Workmanship Standards, Document No. 788-0107
     AT&T Practices - Use and Elimination of Chlorofluorocarbons and
          Halons No. AT&T 010-160-290
     AT&T Paradyne Environmental Qualification Criteria, No. 788-0735 AT&T Paradyne Temperature and Humidity Tests, No. 788-0459
     AT&T Paradyne Test for AC Line Conditions, No. 788-0460
     AT&T Paradyne Shock Test for AT&T Pdn Products, No. 788-0465 AT&T Paradyne Vibration Test of AT&T Pdn Products, No. 788-0466 AT&T Pdn Transportation Testing of Shipping Pkgs, No. 788-0734 AT&T Paradyne ESD Procedure, No. 788-0468
     AT&T Paradyne General Spec. for Wire/Cable, No. 835-5022-0131 AT&T Paradyne Paint/finish and Color Control, No. 782-0033
     AT&T Paradyne Graphics Application Spec., No. 782-0099
     AT&T Paradyne Artwork, number 800-1674-9082/A
     Guidelines for AT&T Paradyne Logo's and Color on OEM Products,
          No. OEM-30
     Premisys User/Operators Manual, No. 1901 Rev 1.05
     Military Standard MIL-STD-105D
     Military Standard MIL-HDEX-217
     FCC Rules and Regulations, Part 15
     Canadian DOC Radio Interference Regulation
     Code of Federal Regulations (CFR), Parts 1000-1020
     FCC Rules and Regulations, Part 68
     VCCI Regulations For Voluntary Control Measures

4.0  QUALITY ASSURANCE PROVISIONS

4.1  WORKMANSHIP STANDARDS

     Prior to shipment of the product, the supplier shall submit their workmanship standards to Supplier Quality Engineering, via the purchasing agent for approval. If the supplier's workmanship standards are not submitted or approved, then AT&T Paradyne Corporation's workmanship standards, procedure no. 794-0107, shall apply.

4.2     ACCEPTANCE TESTING

        Buyer Corporation reserves the right to perform any test, including Source and/or Process inspection, necessary to assure that each device conforms to the specifications and requirements outlined in this document.

        The detailed Surveillance Plan is outlined in Appendix A.

4.3     WARRANTY - Per OIK Agreement.

5.0     RELIABILITY/MAINTAINABILITY

        The predicted MTBF (Mean Time Between Failures) calculations shall be formulated in accordance with MIL-HDSK-217. Detailed calculations shall be furnished upon request to Vendor Quality Engineering of the AT&T Paradyne Corporation.

        A minimum of 24 hour burn-in at 25 degrees C. with power applied, shall be required, unless the supplier can show, through documented evidence of an on-going nature an acceptable, alternate plan to eliminate infant mortality failures. Written approval by Buyer is required prior to substitution.

6.0     LOGISTICS

6.1     CUSTOM FIXTURES/TOOLS/ACCESSORIES

        If any custom fixtures/tools/accessories are required for assembly/disassembly, installation or operation of this product, written notification of this fact shall be made known to Buyer Corporation prior to shipment.

6.2     PACKING AND SHIPPING

        The Products, shall be packaged and shipped in accordance with Buyer Packaging Specification 782-0031. In addition all packaging used for AT&T shall be free of CVCs. That is, the packaging shall not contain CVCs nor shall CVCs have been used in its manufacture. (See AT&T Practices - Use and Elimination of Chlorfluorocarbons and Halons).

6.3     DOCUMENTATION REQUIREMENTS

        If available the following information/documentation shall be available to Component Engineering of Buyer via the Purchasing Agent. Any additional information required to support this procurement will be negotiated as needed.

        - Installation drawings/manuals           - Testing & troubleshooting
        - Operating instructions                    guides
        - Strapping lists                         - Marking Drawings
        - Such other literature as
          required to test, install,
          operate and maintain the equipment.

7.0  GENERAL AND PRODUCT CHANGES

     7.1 This Specification establishes the requirements for the Products as described in Section 8.0. (All reference to "Section" numbers shall mean the Sections of this Specification.) Seller's obligations set forth in this Specification shall not diminish Seller's obligations set forth in the "Warranty" clause or any other clauses in this Agreement.

     7.2 This Specification does not cover the manufacture of the Products in detail but is intended only to define the special arrangements and operational requirements in which Buyer is directly interested. All aspects not covered by this Specification shall be in accordance with the standard practice of Seller.

     7.3 Prior to the first shipment of Products, Seller shall submit to Buyer copies of the Documentation in accordance with Section 6.3 and shall have received production sample approval from Buyer.

     A production sample of the Products, identical to the proposed production units, shall be qualified at Seller's facility for conformity to this Specification and Seller's production test requirements as set forth in
     Section 8.9. Prior to qualification, Seller shall submit to the Buyer written test procedure which Seller intends to use for the qualification program. If the production sample conforms with the requirements of
     Section 6.3 documentation and all other parts of this Specification, final approval of the production sample will be granted.

     7.4 Any change proposed to be made by Seller in the PRODUCT (hardware or software) furnished in accordance with this Agreement, or in the Specification and Documentation covered by this Agreement that would impact upon (1) reliability, (2) the requirements of the Specification, or (3) form, fit, or function (as defined below) requires advanced written notification to and approval by the Buyer in accordance with the following procedures.

     In order for Buyer to review these proposed changes advance written notice in the form of an Engineering Change (EC) will be required except for those cases where an extremely unsatisfactory condition requires immediate action. In that instance, verbal notification to Buyer shall be used, followed by Seller's immediate written confirmation. Such written proposal shall be reviewed by the Buyer within the following times from receipt of the EC:

          a)   Emergency EC's - one week

          b) Urgent EC's - two weeks unless otherwise agreed upon in writing by Buyer.

          c) Normal EC's - one month unless otherwise agreed upon in writing by Buyer.

          7.4.1. "Form" shall mean changes in appearance visible to the user (customer, repair personnel, developer) of the PRODUCT.

          7.4.2. "Fit" shall mean changes in parts or components, that are not physically interchangeable.

          7.4.3. "Function" shall mean changes that affect operational characteristics of the PRODUCT or require the operator to change the method of operation.

     7.5. Buyer may propose changes or enhancements (collectively "changes") to the design of existing PRODUCT covered by this Agreement by submitting a Modification Request (MR) to Seller. All MR's require internal Buyer approval. Properly approved MR's will be forwarded to the Seller by Buyer's responsible Purchasing and Transportation contract Manager.

     7.5.1. The MR will include details of the suggested changes; including but not limited to priority, functional requirements, development work statements, physical drawings, etc., and reason for the request.

     7.5.2.  MR's will be generally classified as:

             a) Emergency: Changes are being requested to correct Severity 1 or Class A problems when detected by Buyer.

             b) Urgent: Changes are being requested to correct Severity 2 or Class AC and AR conditions when detected by Buyer.

             c) Normal: Changes being requested to enhance PRODUCT features such as Class B, BU and U, or Severity 3 or 4 changes.

     7.5.3 Seller will submit a formal response to the MR in the form of a written proposal to Buyer, specifically documenting all cost factors, implementation schedules, Documentation changes, test procedure changes, service and repair changes associated with the MR. Such written proposal shall be furnished to Buyer within the following times from receipt of the
     MR:

            a)  Emergency MR's - one week

            b) Urgent MR's - two weeks unless otherwise agreed upon in writing by Buyer.

            c) Normal MR's - one month unless otherwise agreed upon in writing by Buyer.

     7.5.4. If Buyer accepts Seller's proposal, the Specification and other applicable sections of this Agreement will be amended to reflect the agreed upon MR.

      7.6 Any change proposed by Seller or Buyer in hardware shall be classified into one of the following six classifications:

      Class A - Corrections

      A. Changes which are (1) needed to correct (a) inoperative electrical or mechanical conditions, or unsatisfactory maintenance or operating conditions, (b) conditions which result in safety hazards, or (c) conditions which result in non-compliance with federal registration or radiation requirements or other federal, state or local safety regulations or UL requirements; and (2) judged by Buyer severe enough to have to be made to all hardware in process, in stock or installed.

           AC. Changes in which are (1) needed to correct (a) inoperative electrical or mechanical conditions, or unsatisfactory maintenance or operating conditions or (b) conditions which result in safety hazards where the conditions in (a) or (b) are caused by circuit combinations or options which exist only on certain hardware; (2) needed to compensate for marginal (worse circuit) cases where the inoperative or unsatisfactory conditions exist on certain hardware and cannot be associated with specific circuit combinations or options. Such changes shall be made on Products in process and if requested by Buyer on Products in stock or already installed.

           AR. Changes which are needed to correct unsatisfactory electrical, mechanical or operating conditions, which may be allowed to exist on a temporary basis. Such changes shall be made to Products in process, except that in some cases, if Buyer gives written consent, Products may be shipped for a period of time specified by Buyer without incorporating the change at that time to Products in process. If Buyer requests that such changes be made to Products in stock or already installed, supplier shall make such changes.

      Class B - Enhancements

           B. Changes which are sufficiently important to require their application to Products being manufactured (as soon as reasonably possible) and/or which may also be recommended for application to existing stock and installations in the field. Examples of this class of changes may include, but are not limited to:

                 a) Providing new features that directly affect customer service or operability.

               b) Providing design improvements which result in better service capabilities, longer life or improved operability margins.

               c) Providing changes in design which result in important cost savings to Buyer.

          BU. For conditions of a mandatory nature, for example, the fulfillment of future federal registration or future compatibility requirement or for conditions of sufficient importance to be intended for universal application. Such changes would only be required of Products in process.

     Class D - Non-Customer Affecting

          D. Other changes not sufficiently important to justify application to Products being manufactured within any specified time frame and not sufficiently important to recommend for application to existing stock and installations in the field.

     7.7. Any change proposed by Seller or Buyer in software (firmware, operating system or applications software) shall be classified into one of the following four classes:

     Severity 1 - Changes needed to correct significant portion(s) of the software which has been identified as unusable, and which use has been suspended pending the resolution of the program error.

     Severity 2 - Changes needed to correct the subsystem portion(s) of the software which has been identified as usable, and which has been suspended pending the resolution of the subsystem error.

     Severity 3 - Changes needed to correct a difficulty in programming or processing difficulty experienced by users and which require inconvenient circumvention to get around the program error.

     Severity 4 - Changes needed to correct a difficulty in programming or processing for which there exists an easy method to avoid the program error.

     7.8. The format of Seller's notification document required by Section 7.4 above shall be the responsibility of the Seller but said notification document shall contain at least the following information:

          1.   Seller name

          2.   Agreement number

          3.   Products description

           4.   Classification (as described in Section 7.6 and 7.7 above)

           5.   Change number

           6.   Products affected

           7.   Reason for change (reference to the original EC, if applicable)

           8.   Description for Change (including impact upon (1) reliability,
                (2) the requirements of the Specification, and (3) form, fit or function)

           9. Cost impact (including but not limited to costs for field modification kits

           10.  Marking and method of identifying changed units

           11. Documentation: (a) marked up documents and drawings shall be provided until the document or drawing is reissued, (b) listing of documents and drawings to be changed, and (c) field repair or modification kit documentation (if applicable)

           12.  Units in process, in stock and installed affected by change

           13.  Date changes are proposed to be implemented

           14. All necessary and relevant temporary changes affected by this notice

           15.  All necessary and relevant attachments

           16.  Additional comments

      7.9. Chart 1-1 describes Seller's obligations with respect to Products (hardware and software) changes which have been agreed to by Buyer pursuant to the procedures set forth above. Seller shall, at Buyer's request, perform those obligations set forth in Chart 1 which obligations are selected by Buyer.

      7.10. If, in the judgment of Buyer, sufficient changes have been made to warrant a Products re-qualification, such re-qualification will be performed at not cost to Buyer unless otherwise agreed.

      7.11. The Products shall be in accordance with the latest information stated or referenced in the Specification.

      7.12. This Specification and all Buyer drawings and technical information referred to or contained in this Specification are Buyer property, except insofar as they cover the Seller's standard Products.

     7.13. The quality of the materials used and the method of manufacturing, handling and shipping shall be such that the finished Products meets the properties and requirements specified or referenced in this Specification and in the other clauses in this Agreement.

     7.14. Where dimensions are given in this Specification without specific tolerances, or where no dimensions are given, the tolerances and dimensions shown in Seller's drawings or permitted by good shop practices, shall be considered acceptable.

     7.15. Seller shall be responsible for providing Products under this Specification which complies with the applicable Federal Communication Commission (FCC) requirements, federal, state and local regulations, Underwriter's Laboratories (UL) requirements and the other requirements listed in Section 8.10. If changes are made by Seller to the Products to comply with FCC rules, safety regulations or UL regulations not presently required, the extent to which the Products will be evaluated and tested for its intended application shall be mutually agreed upon between Seller and Buyer.

                              SELLER'S OBLIGATION

     Seller OBLIGATION                                 CHANGE CLASSIFICATION
     -----------------                                 ---------------------
1.   Update Documentation in process at no             A, AC, AR, 1, 2
     charge to Buyer

2.   Update Documentation in stock at no               A, AC, 1, 2
     charge to Buyer

3.   Update Documentation to customer's site           A, 1
     at no charge to Buyer

4.   Upgrade and/or repair, Products in                A, AC, AR, 1, 2
     process at no charge to Buyer

5.   Upgrade and/or repair, Products in                A, AC, 1, 2
     stock at no cost to Buyer

6.   Upgrade and/or repair Products at                 A, 1
     Customer's site at no charge to
     Buyer

7.   Make available to Buyer, at no charge,            A, AC, AR, 1, 2
     upgrade or repair kits.

                                   CHART 1-1

     Seller OBLIGATION                                    CHANGE CLASSIFICATION
     -----------------                                    ---------------------
8.   Make available to Buyer, at prices to be agreed      B, BU, D, 3, 4
     upon, upgrade or repair kits.

9.   Reimburse Buyer for Buyer's labor costs to upgrade   A, AC, AR, 1, 2
     or repair Products in Buyer's stock and installed
     at Customer's site.

10.  Provide at no charge to Buyer replacement (swap      A, AC, AR, 1, 2
     out) units for Products installed at Customers'
     site.

11.  Reimburse Buyer's transportation cost both ways      A, AC, AR, 1, 2
     for swap out of Products in stock and installed
     at Customer's site.

12.  Accept return of Products installed for refund       A, AC, AR, 1, 2
     of price paid for Products less depreciation.

13.  Provide, at no charge to Buyer, on-site technical    A, AC, AR, 1, 2
     assistance for repair or upgrade of Products in
     stock and installed.

14.  Make available to Buyer technical assistance for     B, BU, D, 3, 4
     repair or upgrade of Products in stock and
     installed.

15.  Provide Buyer at no charge, repair procedures and    A, AC, AR, 1, 2
     training.

16.  Make available to Buyer repair procedures and        B, BU, D, 3, 4
     training.

17.  Reimburse Buyer for Buyer's reprints and             A, AC, AR, 1, 2
     redistribution costs of support documentation
     i.e., sales brochures, technical manuals, user
     manuals.

8.0   ITEM SPECIFICATIONS

8.1   FUNCTIONAL DESCRIPTION

      See Premisys User/Operators Manual for details.

8.2   IDENTIFICATIONS AND MARKINGS

      - An I.D. plate with all electrical/amperage information.
      - NRTL logo and CSA logo
      - FCC Compliance Labels.
      - Supplier name and logo.
      - Manufacturing Date Code.
      - Country of Origin if not U.S.A.

8.3   MECHANICAL SPECIFICATION

      Product Marking

      The Products meet the requirements of the AT&T Paradyne Marking
      Guidelines.

      Approval for product marking shall be made using the Guidelines for AT&T Paradyne Logo's and Colors on OEM Products, no. OPM-30.

      Paint and Artwork

      Logotype, Trade mark and Common Name (Product Name), etc. and all topography shall match Dark Gray no. 305. (For silk-screening use color no. 213-G, Nasdar no. 6009000, Atlanta. For Pad print use color no. 215-G, Transfer no. TP300-60-203TP). All colors per AT&T Paradyne Specification, no. 782-0033.

      The paint colors and artwork colors for the Products shall meet the requirements in the AT&T Paradyne Paint/Finish and Color Control Specification, no. 782-0033.

      Use AT&T Paradyne Artwork, no. 800-1647-9082/A.

      Packaging Graphics

      The packaging for the Products shall meet the requirements of AT&T Paradyne Graphics Application Specifications, no. 782-0099.

      Plastic Parts

      Plastic parts, use (General Electric) GM ML5670L or Nobay Bayblend FR 1441. Color no. 2549, to match AT&T Paradyne Paint/finish and Color Control Specifications, no. 782-0033.

      Exterior Metal Parts

      Exterior metal parts (cover), shall be painted color light gray no. 303-MT, Medium Texture per AT&T Paradyne Specifications, no. 782-0033. Samples of color and texture must be submitted to Supplier Quality Engineering for approval.

8.4   ELECTRICAL SPECIFICATIONS

      See Premisys User/Operators Manual for details.

8.5   FSD REQUIREMENTS

      The Products must comply with Buyer Procedure No. 788-0468, Electrostatic Discharge Procedure, Rev B. (This is comparable to IEC 801-2).

8.6   CONTROLS AND INDICATORS

      See Premisys User/Operators Manual for details.

8.8   INTERFACE REQUIREMENTS

      See Premisys User/Operators Manual for details.

8.9   TEST REQUIREMENTS

      Each unit shall be functionally tested and inspected by the supplier to assure full compliance with this specification.

8.10   SAFETY/EMISSIONS CERTIFICATIONS

       UL Listing or Recognition

       The Products shall be Listed or Recognized, whichever is applicable, by a Nationally Recognized Test Laboratory (NRTL), to comply with the UL Standard for Safety which is applicable for the Product and shall be marked accordingly.

       CSA Certification

       The Products shall be Certified by the Canadian Standards Association
       (CSA), to comply with a CSA Standard which is applicable for the Product and shall be marked accordingly.

       FCC Part 15

       The Products shall meet the provisions of FCC Rules and Regulations, Part 15, for Class A digital devices and shall be marked accordingly.

       FCC Part 68

       The Products shall meet the provisions of FCC Rules and Regulations Part 68.

       Canadian Department of Communications Radio Interference Regulations - (Radio Act Registration SOP/68-4751)

       The following information shall be placed on the digital apparatus, its container or user manual;

       Notice to Users of Digital Apparatus in Canada;

       This digital apparatus does not exceed the Class A limits for radio noise emissions from digital apparatus set out in the Radio Interference Regulation of the Canadian Department of Communications.

       DOC C8-03

       The Products shall meet the provisions of C8-03, "Standard for Terminal Equipment, Systems, Network Protection Devices and Connection Arrangements".

       VDE Certification

       The Products shall be Certified by the Verband Deutscher Electrotechniker
       (VDE) or the Technischer Uberwschunge Verein (TUV) to comply with VDE specification 0805. European Standard EN 41003 and European Standard EV 60950 and shall be marked accordingly.

       BABT Certification

       The Engineering and Manufacturing facility for the Products shall be approved by the British Approval Board for Telecommunications (BABT), under BABT 340, "The Facility Certificate Scheme for the Approval of Telecommunications.

     Apparatus Manufacturing Facilities". Other facilities may act as the agent for the Product's manufacturing with approval from the BABT.

     The Products shall be Certified by the BABT to comply with British Standards BS 6301:1989, Electrical Safety Requirements For Apparatus for Connection To British Telecommunications Networks.

     VDE

     The Products shall be designed to comply with the requirements of German Std. VDE 0878.

8.11 ENVIRONMENTAL REQUIREMENTS

     See Premisys User/Operators Manual for details.

8.12 SPECIAL/ADDITIONAL CHARACTERISTICS

     N/A

9.0  NON-DISCLOSURE AGREEMENT

As stated in the O.E.M. Agreement

                                   APPENDIX A

                           PREMISYS SURVEILLANCE PLAN


1.0  GENERAL INFORMATION

2.0  QUALIFICATION

3.0  SUPPLIER RESPONSIBILITIES

4.0  SAMPLING PLANS

5.0  DISQUALIFICATION

6.0  REQUALIFICATION

7.0  PRODUCT DISPOSITION

8.0  TRACTABILITY

1.0    GENERAL INFORMATION

1.1 The intent of this surveillance plan is to achieve a Supplier/Buyer relationship based on mutual cooperation and trust, and to assist the Supplier in attaining customer satisfaction through ongoing quality improvement processes.

2.0    QUALIFICATION

2.1 Qualification for this surveillance plan will consist of the following criteria. In the event the supplier fails to qualify under this criteria, then Lot by Lot sampling shall be instituted using the plans identified in sections four and five of this specification. While in the Lot by Lot mode, the Supplier Quality Engineer will assist the Supplier in identifying and making the improvements necessary to qualify under this plan.

2.1.1 The Quality System Audits (QSA) conducted by AT&T Paradyne Quality Engineering result in a rating of at least "ACCEPTABLE" (700 Points).

       NOTE: This audit may be waived if Supplier has a quality system which is registered with an accredited quality system registrar.

2.1.2 The supplier demonstrates a commitment to continuous quality improvement through the application of statistical process control techniques and process analysis.

2.1.3 The supplier maintains measurements which reflect current operating quality levels and improvement.

2.1.4 Flow diagrams for each production process have been provided to Buyer Quality Engineering.

2.1.5 Three consecutive successful source inspections have been conducted or witnessed by Buyer Quality Engineering using acceptance tests methods approved by AT&T (refer to section 4).

3.0    SUPPLIER RESPONSIBILITY

3.1 Supplier will be responsible to conduct product audits on finished product in accordance with the sampling plans in section 4, and will provide summarized quality results to AT&T on a monthly basis. Supplier also agrees to provide data from other processes which are identified as critical by AT&T Paradyne Quality Engineering.

3.2 Supplier will allow AT&T to conduct process audits in accordance with recognized standards on a quarterly basis to verify processes are in control. The process audit is based on ANSI/ASQC Q93-1987 "Quality Systems - Model for Quality Assurance in Final Inspection and Test." Results of this audit will be documented and provided to Supplier. Supplier agrees to implement effective corrective action on any deficiencies identified in the audit.

3.2.1 The initial frequency of the process audit will be quarterly, however, the frequency is subject to change based on the audit results and product quality levels.

3.3 Supplier agrees to collect and analyze Data on Buyer returned Products as defined by Premisys's internal processes, and report this information to Buyer in a summarized format, by product type, on a monthly basis.

4.0     SAMPLING PLANS

4.1 Samples will be selected using an Acceptable Quality Level (AQL) of 0.65%, single, normal, level II. Systems will be audited using suppliers acceptance test procedures, which have been approved by Buyer, prior to shipment. The approved supplier workmanship standards or the Buyer workmanship standards will apply for visual criteria.

4.2 Spare boards will be tested at the system level using the test procedures and workmanship standards referenced above.

        ---------------------------------------------------------
        SECTION    GROUP      CHARACTERISTICS       AQL     LEVEL
        ---------------------------------------------------------
           A         1      Major Visual & Mech.    0.65      II
        ---------------------------------------------------------
           A         2      Major Functional        0.65      II
        ---------------------------------------------------------
           A         3      Minor Visual & Mech.     2.5      II
        ---------------------------------------------------------

5.0     DISQUALIFICATION FROM SURVEILLANCE
        (LOT BY LOT INSPECTION)

5.1 The existence of any of the following conditions will constitute immediate termination of this surveillance plan and lot by lot inspection shall be performed by Buyer or their designated agent, using the sampling criteria specified in section 4.0. The supplier may be responsible to burden the cost of this inspection (refer to contract):

5.1.1   MAJOR COMPLAINT FOR WHICH SUPPLIER FAILS TO TAKE PROMPT EFFECTIVE ACTION

5.1.2 DEFICIENCIES IDENTIFIED DURING PROCESS AUDITS OR QUALITY SYSTEM SURVEYS THAT ARE NOT SATISFACTORILY CORRECTED BY SUPPLIER

5.1.3   FAILURE TO PROVIDE QUALITY DATA

5.1.4 RESULTS OF QUALITY DATA INDICATE LACK OF PROCESS CONTROL OR UNACCEPTABLE DEFECT RATES

5.1.5 FAILURE TO PROVIDE NOTIFICATION TO Buyer QUALITY ENGINEERING OF CHANGES IN PRODUCT OR PROCESSING

6.0  RE-QUALIFICATION FOR SURVEILLANCE

6.1 In the event Supplier is disqualified, Buyer Vendor Quality Engineering will determine the appropriate action plan for requalification based on the nature of the problem. Lot by lot inspection will be instituted.

7.0  DISPOSITION

7.1 All material found nonconforming in any respect during product audits shall be rejected, and the associated product shall be screened for similar defects.

7.2 If Supplier believes that any of the material which is rejected may be satisfactory to the customer, the material shall be held pending disposition from Buyer Vendor Quality Engineering.

8.0  EVIDENCE OF SURVEILLANCE & TRACEABILITY

8.1 Supplier will apply the AT&T Ship-To-Stock labels (see figure 1) to all material that passes the product audit. Each label and the associated report containing the quality data (see figure 2) will be identified with a stamp containing the MONTH, DAY, and YEAR the product audit was performed.

[AT&T PARADYNE LOGO]

                                                      AGREEMENT NUMBER LGSC103DS
                                                      AMENDMENT NUMBER 4

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DR.
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS, dated and signed December 4, 1992 by and between Premisys Communications Inc. and AT&T Paradyne Corporation is hereby amended as follows. In the event there are conflicts in the terms of this Amendment and the OEM Agreement, the terms of the Amendment will apply.

1.0      BASE PRICES

1.1 For Product shipped under this amendment, AT&T PDN will pay Base Prices per attachment "B", which will average an additional [***] off the current Price List as of January 1, 1995. Such Base Pricing in Attachment B will be decreased an additional [***] and an additional [***] in 1997.

1.2 The new Base Prices and discounts will become effective on the date the contract amendment is signed and will be applied to all unshipped orders as well as future orders. Discount levels will reflect date of order receipt. In such cases where special pricing has been agreed upon between Premisys and AT&T PDN in response to special bids, present or future, the discount structure will reflect the lower of the special pricing or the discounts under the terms of this amendment.

1.3 Pricing and discounts under this amendment are warranted by Premisys to be comparable to or more favorable to AT&T PDN than equivalent prices, warranties and terms offered by Premysis to any other customer for the term of this amendment.

2.0      DISCOUNT STRUCTURE

2.1. AT&T PDN will be granted additional price discounts off of the Base Price according to the discount tables below.

         a. Product discounts will depend upon AT&T PDN's shipment volumes and will include current Products as listed in the then-current Attachment B and any "new" Products which AT&T PDN might choose to ship in the future (exclusive of Product(s) which might be developed through any joint development efforts). Shipments will be valued at the prices actually paid by AT&T PDN during the same period.

--------------------------
* Confidential Treatment Requested


                         AMENDMENT NUMBER 3 - LGSC103DS
                 USE PURSUANT TO PROPRIETARY DOCUMENT PROCEDURE

                                                       AGREEMENT NUMBER LSC103DS
                                                              AMENDMENT NUMBER 4

                               CALENDAR YEAR 1995

                     Shipment Volume              Discount
                        ($million)
                           [***]                   [***]%
                           [***]                   [***]%
                           [***]                   [***]%
                           [***]                   [***]%


                               CALENDAR YEAR 1996

                     Shipment Volume              Discount
                        ($million)
                           [***]                   [***]%
                           [***]                   [***]%
                           [***]                   [***]%
                           [***]                   [***]%

                               CALENDAR YEAR 1997

                     Shipment Volume              Discount
                        ($million)
                           [***]                   [***]%
                           [***]                   [***]%
                           [***]                   [***]%
                           [***]                   [***]%


3.0      ECLIPSE PRODUCT DEVELOPMENT

         AT&T PDN within 60 days of execution of this amendment will cease its current development of the Eclipse Product as defined by the Eclipse Architecture Specification Draft Issue 1.0, dated October 21, 1994, and the Eclipse Release One System Requirements Specification Draft Issue 1, dated February 13, 1995. This decision will be represented by an internal announcement, which will be provided under confidentiality to Premisys. This does not preclude any future developments from using the technology and know-how gained from the Eclipse Product development effort.

4.0      DISTRIBUTION AGREEMENT

4.1 Distribution to AT&T entities - It Is agreed that AT&T PDN will have sole marketing and sales rights to all AT&T entities. If Premisys knows or has reason to know that AT&T or any AT&T entity (to include Business Units, divisions or majority-owned subsidiaries) is

--------------------------
* Confidential Treatment Requested

                         Amendment Number 3 - LGSC103DS
                  Use Pursuant to Propriety Document Procedure

                                                       AGREEMENT NUMBER LSC103DS
                                                              AMENDMENT NUMBER 4


         the end-user customer or is in the distribution chain of any sale by Premisys' Distributors or OEMs, then Premisys will provide no other than standard Product support or pricing in support of such sale.

4.2 In the event that AT&T has the ability to enter international markets based on its local manufacturing capabilities or content and where Premisys has no current form of distribution, AT&T Paradyne will be able to request and, upon agreement of mutually agreed to objectives, be granted an exclusive marketing and sales rights in that country. Buyer and Seller will establish mutually agreeable performance objectives for each country in which it is selling Products and will review at least semi-annually Buyer's sales performance in those countries. If minimal performance objectives are not being met in any country, Buyer and Seller will implement mutually agreeable programs to improve sales performance in those countries. In the event that AT&T Paradyne does not meet performance objectives agreed upon, such exclusive marketing rights will be forfeited. Upon forfeiting such exclusive marketing and sales rights, AT&T PDN will immediately be granted nonexclusive marketing and sales rights for those same countries.

4.3 Except for the provisions of this amendment upon execution of this amendment Premisys will not be limited in any fashion in having relationships with other companies.

4.4 It is the intent of AT&T PDN to more fully utilize Premisys and their partners as a distribution vehicle for products developed and/or bundled with other Premisys Products and Technologies. These developments may include, but not be limited to CAP and related Transmission Products, [MU] Law modem Products and other complementary Network Access Products. This relationship will be developed and defined under a separate Distribution Agreement.

5.0      JOINT DEVELOPMENT

5.1 AT&T PDN will develop and submit to Premisys a Technology Plan which will be updated quarterly. The Technology Plan will include AT&T PDN's plans for integrating technologies and features into the Premisys Product platform as well as any other plans for joint development activities. Such planned technologies and features to be integrated will be reasonably achievable and will be in support of AT&T Paradyne's then-current Technology Roadmap. Premisys agrees to implement the Technology Plan of which an implementation schedule will be mutually agreed upon. Such implementation schedule will reflect commercially reasonable project start dates and completion dates which will be incorporated into a documented project plan and the Premisys Master Release Plan. In the event AT&T PDN wishes to undertake additional integration or joint development efforts not included in the Technology plan, AT&T PDN and Premisys will negotiate such projects in good faith.

5.2 The terms of the current joint Development Agreement LGSC104DS, dated September 30, 1993, and as amended from time to time, will remain in effect.

                         Amendment Number 3 - LGSC103DS
                  Use Pursuant to Propriety Document Procedure

                                                       AGREEMENT NUMBER LSC103DS
                                                              AMENDMENT NUMBER 4

6.0      TRAINING AND SUPPORT

         Premisys agrees to provide training and support to AT&T Tier 4 Support group. Such training and support will consist of one Tier 4 training class as soon as practicable, one Tier four training class by end of 1995, and one Tier 4 class for each major release. Classes will be held at a location of AT&T PDN's choosing and will include all training materials. Training and materials will be adequate to ensure that AT&T PDN has the ability to be self-sustaining in internal training and Tier 4 support.

7.0      GENERAL

7.1 The term of this amendment and OEM Agreement LGSC103DS will, be five years from the execution of this amendment with an option to extend the agreement an additional two years at AT&T Paradyne's sole discretion. Pricing for the fourth and fifth years of this agreement period will be negotiated in good faith prior to December 31, 1997.

7.2 This terms of this amendment are confidential except for any disclosures which might be necessary to meet the minimum disclosure requirements of the SEC.

7.3 Within 30 days of the execution of this amendment, AT&T PDN and Premisys will issue a mutually agreed-to news release describing its key elements.

This amendment shall be effective upon the parties' acceptance of the same, as signed and dated below.

ACCEPTED:   March 20, 1995                    ACCEPTED:   April 1, 1995
AT&T Paradyne                                 Premisys Communications, Inc.



By:  /s/                                      By:  /s/

Title:  V.P. & GM Access Products             Title:  CFO


                         Amendment Number 3 - LGSC103DS
                  Use Pursuant to Propriety Document Procedure

COMPANY CONFIDENTIAL                                                ATTACHMENT B

                          Premisys Communications, Inc.
                                  IMACS Pricing
                             Effective March 5, 1995

                                                                                               U.S.                 AT&T
Model No.           Description                                                                List Price           Price
-------------------------------------------------------------------------------------------------------------------------

Common Equipment
----------------

         8901       AC power supply                                                            [***]                [***]
         8902       48V DC power supply                                                        [***]                [***]
         8903       48V DC converter                                                           [***]                [***]
         8904       48V Plinging generator                                                     [***]                [***]
         8907       24V DC power supply                                                        [***]                [***]

         8916       IMACS/500 universal enclosure with installation kit (cover not included)   [***]                [***]
         8915       IMACS/500 universal enclosure with installation kit                        [***]                [***]
         8918       IMACS/500 universal enclosure with installation kit **(2)                  [***]                [***]

         8920       8 T1/E1 interface card with 2,400 baud modem - 32 Kb NVRAM                 [***]                [***]
         8922       8 T1/E1 interface card with 2,400 baud modem - 125Kb NVRAM (2)             [***]                [***]
          922       2-port external synchronization module for 8922 **(2)                      [***]                [***]
         8925       2 T1 interface card without modem                                          [***]                [***]
         8926       2 T1 interface card with modem **(1)                                       [***]                [***]
         8927       2 E1 interface card without modem **(1)                                    [***]                [***]

CPU Control Card
----------------
         NOTE:      Firmware version must be specified for the following CPU control cards.
                    See IMACS Firmware Options on page 2.

         8800       CPU control card with 2 T1/E1 bus-connect (non-redundant) - 258K           [***]                [***]
         8801       CPU control card with cross-connect (redundant capable) - 258K             [***]                [***]
         8802       CPU control card with cross-connect (redundant capable) - 258K             [***]                [***]
         8804       CPU control card with 4 TU/E1 bus-connect (redundant capable) - 258K       [***]                [***]
         8805       CPU control card with 4 T1/E1 bus-connect redundant capable) - 512K **(2)  [***]                [***]
                    (2)

T1/E1 WAN Cards
---------------
         8000       Single T1/E1 line interface                                                [***]                [***]
         8010       Dual T1/E1 line interfaces                                                 [***]                [***]
         8014       Dual T1/E1 line interfaces with 1 x 3 retrys                               [***]                [***]
          811       DSX/CEPT plug-in module                                                    [***]                [***]
          812       CSU plug-in module                                                         [***]                [***]

Voice Cards
-----------
         8108       8-port, 2-wire E&M/TO                                                      [***]                [***]
         8115       4-port, 4-wire E&M/TO - Extended Range **(1)                               [***]                [***]
         8118       8-port, 4-wire E&M/TO                                                      [***]                [***]
         8119       5-port, 4-wire E&M/TO - Extended Range                                     [***]                [***]
         8124       4-port, 2-wire FXS/FXSON/PLAR/DPO - 900 Ohm **(1)                          [***]                [***]
         8125       4-port, 2-wire FXS/FXSON/PLAR/DPO - 800 Ohm **(1)                          [***]                [***]
         8128       8-port, 2-wire FXS/FXSON/PLAR/DPO - 900 Ohm                                [***]                [***]
         8129       6-port, 2-wire FXS/FXSON/PLAR/DPO - 800 Ohm                                [***]                [***]
         8134       4-port, 2-wire FXS/FXSON/MRD/DPT - 900 Ohm **(1)                           [***]                [***]
         8135       4-port, 2-wire FXS/FXSON/MRD/DPT - 800 Ohm **(1)                           [***]                [***]
         8138       8-port, 2-wire FXS/FXSON/MRD/DPT - 900 Ohm                                 [***]                [***]
         8139       8-port, 2-wire FXO/FXDON/MRD/DPT - 600 Ohm                                 [***]                [***]
                    ** consult factory for delivery lead times
                    (1) requires version 3.2 or higher host firmware
                    (2) requires version 4.0 or higher host firmware

[***] Confidential treatment has been requested for certain portions of this document.

COMPANY CONFIDENTIAL                                                ATTACHMENT B

                          Premisys Communications, Inc.
                                  IMACS Pricing
                             Effective March 5, 1995

                                                                                               U.S.                 AT&T
Model No.           Description                                                                List Price           Price
-------------------------------------------------------------------------------------------------------------------------

Data Charts
-----------

         8202       2-port RS-630/V 35 super-rate data                                         [***]                [***]
         8212       2-port V35 super-rate data                                                 [***]                [***]
         8213       2-port MS-630/RS-300/V.25 bis super-rate card                              [***]                [***]
         8215       4-port RS-530V 35 supermate data                                           [***]                [***]
         8220       10-port RS-2320 super-rate data                                            [***]                [***]
         8228       8-port sub-rate B7R IP concentrator card (1)                               [***]                [***]
         8230       8-port sub-rate PRAD card                                                  [***]                [***]
         8248       5-port OCU-DP                                                              [***]                [***]
         8247       5-port OCU-DP (expandable) **(1)                                           [***]                [***]
          846       5-port CCU-DP child card                                                   [***]                [***]
         8249       2-port CCU-DP with error correction                                        [***]                [***]
         8254       4-port D&O-DP 705                                                          [***]                [***]
         8260       8-port, 2-wire (251Q) ISDN BR1 card (1)                                    [***]                [***]
         8261       8-port, 2-wire (251Q) ISDN BRI card (2), open power                        [***]                [***]

Server Cards
------------
         8810       Frame relay server (58 ports, 16 MB RAM, with accelerator) **(2)           [***]                [***]
         8811       Frame relay server (35 ports, 4 MB RAM, no accelerator) **(2)              [***]                [***]
         8820       IP concentrator (125 ports, 8 MB RAM, no accelerator) **(2)                [***]                [***]
         8840A      ISDN PRI server card - 1 D channel                                         [***]                [***]
         8840B      ISDN PRI server card - 2 D channels                                        [***]                [***]
         8840C      ISDN PRI server card - 8 D channels                                        [***]                [***]
         8870       ADPCM Server (3)                                                           [***]                [***]
         8880       4 channel inverse mix server with BONDING modes 0 and 1 software **(1)     [***]                [***]

Other Cards
-----------
         8401       External alarm card                                                        [***]                [***]

IMACS Firmware Options
----------------------
8000-30             Version 3.0 host firmware with Reference Manual                            [***]                [***]
6000-32             Version 3.2 host firmware without TCP/1P/SNMP with Reference Manual        [***]                [***]
6000-32T            Version 3.2 host firmware with TCP/1P/SNMP with reference manual           [***]                [***]
6000-33             Version 3.5 host firmware without TCP/1P/SNMP with Reference Manual        [***]                [***]
6000-33T            Version 3.5 host firmware with TCP/1P/SNMP with Reference Manual           [***]                [***]
6000-40             Version 4.0 host firmware without TCP/1P/SNMP with Reference Manual (4)    [***]                [***]
6000-40T            Version 4.0 host firmware with TCP/1P/SNMP with Reference Manual (4)       [***]                [***]

                    ** consult factory for delivery lead times
                   (1) requires version 3.2 or higher host firmware
                   (2) requires version 4.0 or higher host firmware
                   (3) requires 8501 Rev 81 CPU when used with 3.X host
                       firmware; requires 8802 or 8305 CPU card when used with
                       4.0 host firmware
                   (4) requires 8322 interface card and either 8802 or 6605 CPU card


[***] Confidential treatment has been requested for certain portions of this document.

COMPANY CONFIDENTIAL                                                ATTACHMENT B

                          Premisys Communications, Inc.
                                  IMACS Pricing
                             Effective March 5, 1995


                                                                                               U.S.                 AT&T
Model No.                Description                                                           List Price Price
-------------------------------------------------------------------------------------------------------------------------

PremLink 2.0 Software
---------------------
7100-20                  PremLink Version 2.0 - Single CPU licensed for Sun Solaris 1x         [***]                [***]


NOTE: The above license is for a single workstation. For a corporate license, please consult the factory.

[***] Confidential treatment has been requested for certain portions of this document.

COMPANY CONFIDENTIAL                                                ATTACHMENT B

                          Premisys Communications, Inc.
                                  IMACS Pricing
                             Effective March 5, 1995

                                                                                               U.S.                 AT&T
Model No.           Description                                                                List Price Price
-------------------------------------------------------------------------------------------------------------------------

Cables and Accessories
----------------------

           NOTE:    Cables and accessories are not subject to discount.

           1106     FU48 to 2 BHC Adapter (for B1)                                             [***]                [***]
           1114F    5-ft. RJ48M to DE825F Straight-Thru Cable (for SRU)                        [***]                [***]
           1114M    5-ft. RJ48M to DE825F Straight-Thru Cable (for SRU)                        [***]                [***]
           1114X    5-ft. RJ48M to Cross-Over Cable (for SRU)                                  [***]                [***]
           1114CX   5-ft. RJ48M to DE825F External Clock Cable (for SRU)                       [***]                [***]
           1118     25-ft. RJ48M to FJ Silver Satin Cable (for OCU-DP)                         [***]                [***]
           1121     50-Ptn to 2 RJ481J Adaptor with Test Jacks (for T1)                        [***]                [***]
           1181     50-Ptn to 8 RJ48 Adaptor (for T1)                                          [***]                [***]
           1201F    15-ft DB9 to C825F Straight Thru                                           [***]                [***]
           1201M    15-ft DB9 to C825F Straight Thru                                           [***]                [***]
           1203F    5-ft D825M to V56F Straight-Thru Cable (for V35 HSU)                       [***]                [***]
           1203M    5-ft D825M to V56F Straight-Thru Cable (for V35 HSU)                       [***]                [***]
           1203X    5-ft D825M to V56F Cross-Over Cable (for V35 HSU)                          [***]                [***]
           1204F    5-ft D825M to Straight-Thru Cable (for RS530 HSU)                          [***]                [***]
           1204M    5-ft D825M to RS820W Straight-Thru Cable (for RS530 HSU)                   [***]                [***]
           1204X    5-ft D825M to V56F Cross-Over Cable (for RS530 HSU)                        [***]                [***]
           1206F    5-ft D515M to D825F Straight-Thru Cable (for R5366 HSU Port)               [***]                [***]
           1207     6-ft 3-to-4 50-Ptn E&W Cable (All Main Connectors))                        [***]                [***]
           1208     6-ft 5-to-1 50-Ptn FXS Cable (All Main Connectors)                         [***]                [***]
           1209     6-ft 5-to-1 50 Ptn TO Cable (All Main Connectors)                          [***]                [***]
           1210     5-ft 50-Ptn Amphenol Cable (for Multiple Uses)                             [***]                [***]
           1212F    5-ft D825M to RS44PF Straight-Thru Cable (for RS448 HSU)                   [***]                [***]
           1212M    5-ft D825M to RS44PM Straight-Thru Cable (for RS448 HSU)                   [***]                [***]
           1212X    5-ft D825M to RS44PM Cross-Over Cable (for a T1 Interface Card)            [***]                [***]
           1213     5-ft 50-Ptn Ampherol Cable to 2 RJ-48 Cable (for a T1 Interface Card)      [***]                [***]
           1215M    5-ft RJ48M to OS15W Straight-Thru Cable (for CPU)                          [***]                [***]
           1215X    5-ft RJ48W to D615F Cross-Over Cable (for PEX)                             [***]                [***]
           1216F    15-ft. RJ48M to D825F Straight-Thru Cable (for VT100)                      [***]                [***]
           1216W    15-ft. RJ48M to D825M Straight-Thru Cable (for VT100)                      [***]                [***]
           1217     25-ft. RJ11M to RJ11M Cable (for Modem)                                    [***]                [***]
           1220     25-ft. 50-Ptn Extension Cable                                              [***]                [***]
           1221     25-ft D825M to D825F Extension Cable (for RS232 operation)                 [***]                [***]
           1222     25-ft. D825W to D825F Extension Cable (for R3530 operation)                [***]                [***]
           1224     25-ft. D825M to D825F Extension Cable (for V35 operation)                  [***]                [***]
           1230     1-ft. RJ48W to FJ48M Extended Cable (for T1)                               [***]                [***]
           1231     25-ft. RJ48W to FJ48M Extended Cable (for T1)                              [***]                [***]
           1232     50-ft. RJ48M to RJ48M Extended Cable (for T1)                              [***]                [***]
           1233     100-ft. FJ48W to RJ48M Shielded Cable (for T1)                             [***]                [***]
           1239     Y Adaptor for WAN Card Redundancy (BU Connect Systems)                     [***]                [***]
           1240     5-inch D825W to D825F R8530 Adaptor Cables                                 [***]                [***]

[***] Confidential treatment has been requested for certain portions of this document.

COMPANY CONFIDENTIAL                                                ATTACHMENT B

                          Premisys Communications, Inc.
                                  IMACS Pricing
                             Effective March 5, 1995

                                                                                               U.S.                 AT&T
Model No.           Description                                                                List Price           Price
-------------------------------------------------------------------------------------------------------------------------
           Cables and accessories (continued):
           NOTE: Cables and accessories are not subject to discount.
           1251     RS-830 to V.35 Personality Module                                          [***]                [***]
           1252     RS-830 to RS-832 Personality Module                                        [***]                [***]
           1255     RS232/RS530 D825 Female-to-Female Gender Changer                           [***]                [***]
           1257     V.35 M34 Female-to-Female Gender Changer                                   [***]                [***]
           1258     R8449 D857 Female-to-Female Gender Changer                                 [***]                [***]
           1263F    5-ft. D825M to V3.5F (M34) Straight-Thru Cable (for D825 HSUs)             [***]                [***]
           1263M    5-ft. D825M to V3.5F (M34) Straight-Thru Cable (for D825 HSUs)             [***]                [***]
           1263X    5-ft. D825M to V3.5F (M34) Straight-Thru Cable (for D825 HSUs)             [***]                [***]
           1264F    5-ft. D825M to RS830F (D825) Straight-Thru Cable (for D825 HSUs)           [***]                [***]
           1264W    5-ft. D825M to RS830W (D825) Cross-Over Cable (for D825 HSUs)              [***]                [***]
           1284X    5-ft. D825M to RS830 (D825) Cross-Over Cable (for D826 HSUs)               [***]                [***]
           1285F    5-ft. D825M to RS448M (D837) Straight-Thru Cable (for D825 HSUs)           [***]                [***]
           1265W    5-ft. D825M to RS449M (D837) Straight-Thru Cable (for D825 HSUs)           [***]                [***]
           1265X    5-ft. D825M to RS448M (D837) Cross-Over Cable (for D825 HSUs)              [***]                [***]
           1266     25-ft. D825W to D825F Extension Cable (for V.35 operation)                 [***]                [***]
           1269     25-ft. D825M to D825F Extension Cable (for RS530/RS448 operator)           [***]                [***]
           1504     M86 Block with 2 Female 60-Ptn AmpChamp Connectors                         [***]                [***]


Reference Manuals
-----------------

           NOTE:    Manuals are not subject to discount.

           1901     IMACS Reference Guide                                                      [***]                [***]
           1902     PremLine Reference Guide                                                   [***]                [***]
           1903     Cable and Equipment Guide                                                  [***]                [***]

[***] Confidential treatment has been requested for certain portions of this document.

COMPANY CONFIDENTIAL                                                ATTACHMENT B

                          Premisys Communications, Inc.
                                  IMACS Pricing
                             Effective March 5, 1995

                                                                                               U.S.                 AT&T
Model No.           Description                                                                List Price           Price
-------------------------------------------------------------------------------------------------------------------------
Advanced Replacement Upgrades
-----------------------------
CPU Cards
3001AR              Model 8800 CPU to Model 8804 CPU                                           [***]                [***]
3002AR              Model 8800 CPU to Model 8801 CPU                                           [***]                [***]
3003AR              Model 8804 CPU to Model 8801 CPU                                           [***]                [***]
3100AR              Add TCP/RF/8HMP firmware to any CPU card                                   [***]                [***]

Advanced Replacement Enhancements
---------------------------------
3010AR              Firmware enhancement to any card                                           [***]                [***]
3020AR              Any other enhancement to any module                                        [***]                [***]

Terms and conditions on advanced replacements:
User must order an advanced replacement upgrade from Premisys.
Advanced replacement board will be sent, with return label for old board.
Old board must be returned freight pre-paid to Premisys within 21 days of receipt of replacement board.
If old board is not received within 21 days, user will be billed for the list price of the board.
Replaced board retains the warranty period of the original board.

Return-to-Factory Upgrades
--------------------------
CPU Cards
3001FG              Model 8800 CPU to Model 8504 CPU                                           [***]                [***]
3002FG              Model 8800 CPU to Model 8801 CPU                                           [***]                [***]
3003FG              Model 8804 CPU to Model 8801 CPU                                           [***]                [***]
3100FG              Add TCP/1F/8HMP firmware to any CPU card                                   [***]                [***]

Return-to-Factory Enhancement
-----------------------------
3010FG              Firmware enhancement to any card                                           [***]                [***]
3020FG              Any other enhancement to any module                                        [***]                [***]

Terms and conditions on return-to-factory enhancements and upgrades:
User must obtain an FLA number from Premisys before returning board for upgrade.
Board must be sent freight pre-paid to Premisys.
Premisys will return the upgraded board via 2nd day air freight within 21 days or receipt.
Upgraded boards retain the warranty period of the original board.
Advanced replacement is not included in upgrade price.

EEPROM Upgrades
---------------
3010EP              Firmware upgrade to any CPU card                                           [***]                [***]
3020EP              Firmware upgrade to any other card                                         [***]                [***]

Terms and conditions on EEPROM upgrades:
User is responsible for proper handling of EEPROMS and circuit boards.
Improper handling by user may result in voiding of warranty.

[***] Confidential treatment has been requested for certain portions of this document.

[AT&T PARADYNE LOGO]
                                                      AGREEMENT NUMBER LGSC103DS
                                                      AMENDMENT NUMBER 5
                                                      PAGE 1 OF 4
                                                      DATE: 03/15/95

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DR.
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS dated and signed December 4, 1992, by and between Premisys Communications Inc. and AT&T Paradyne will be amended as follows:

1.0 Seller agrees to repair free of charge all, defective returned circuit card assemblies (CCA's), to the latest engineering change order (ECO) of the printed wiring board (PWB) (minor hardware Enhancements) and the latest Software Maintenance Release of any Software that may reside on the CCA. Seller further agrees that if any hardware defect is a class A(x) or any Software defect is a class one (1) or two (2) severity code a defined in the Specification of this Agreement and requires a new PWB, the new PWB totally populated to produce the new CCA shall be provided to Buyer free of charge as replacement for the CCA's as returned to Seller by Buyer.

         For Enhancements to CCA's, Enhancement is further defined as class B(x) and D defects for hardware and Severity code three (3) and four (4) for Software, as defined in the Specification, and release to release Software Enhancements, Seller agrees to upgrade the CCA's to the current shippable revision, including all Enhancements, to the CCA for the following costs:

SOFTWARE AND MINOR HARDWARE ENHANCEMENTS


         User Data Modules          [***]
                  25826 - 8202
                  25827 - 8212
                  25895 - 8215
                  20121 - 8213
                  25828 - 8220
                  25829 - 8249
                  20122 - 845
                  25833 - 8245
                  25896 - 8248
                  25830 - 8401
                  20123 - 8230


         User Voice Modules         [***]
                  25819 - 8108
                  25821 - 8118
                  25823 - 8128
                  25825 - 8138
                  25894 - 8119
                  25892 - 8129
                  25893 - 8139


         CPU's                      [***]
                  25806 - 8800
                  25807 - 8801
                  25888 - 8804


         WAN's                      [***]
                  25811 - 8000
                  25812 - 8010
                  25814 - 811
                  25887 - 811B
                  25815 - 812
                  25813 - 8014


---------------------------
* Confidential Treatment Requested


                           AT&T PARADYNE - PROPRIETARY
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                         AMENDMENT NUMBER 4 - LGSC103DS
                                   3 -03/15/95

         Server Cards               [***]
                  20124 - 8840A
                  20125 - 8840B
                  20126 - 8840C

         Common Equipment           [***]
                  25801 - 8901
                  25802 - 8902
                  25803 - 8903
                  25804 - 8904
                  25816 - 8920



NO TROUBLE FOUND (NTF)              [***]


HARDWARE ENHANCEMENT (Applies only where PWB's have under gone an artwork turn.)

         User Data Modules          [***]
                  25826 - 8202
                  25827 - 8212
                  25895 - 8215
                  20121 - 8213
                  25828 - 8220
                  25829 - 8249
                  20122 - 845
                  25883 - 8245
                  25896 - 8248
                  25830 - 8401
                  20123 - 8230


         User Voice Modules         [***]
                  25819 - 8108
                  25821 - 8118
                  25823 - 8128
                  25825 - 8138
                  25894 - 8119
                  25892 - 8129
                  25893 - 8139



        CPU's
                  25806 - 8800      [***]
                  25807 - 8801      [***]
                  25888 - 8804      [***]


         WAN's                      [***]
                  25811 - 8000
                  25812 - 8010
                  25814 - 811
                  25887 - 811B
                  25815 - 812
                  25813 - 8014


         Server Cards               [***]
                  20124 - 8840A
                  20125 - 8840B
                  20126 - 8840C


         Common Equipment           [***]
                  25801 - 8901
                  25802 - 8902
                  25803 - 8903
                  25804 - 8904
                  25816 - 8920


2.0 All other term and conditions of the above stated Agreement remain unchanged.

AT&T Paradyne     Premisys Communications, Inc.

* Confidential Treatment Requested


By:  /s/                                           By:  /s/

Title:  V.P. & GM Access Products                  Title:  CFO

Date:  3/20/95                                     Date:  4/1/95


---------------------------


                           AT&T PARADYNE - PROPRIETARY
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                         AMENDMENT NUMBER 4 - LGSC103DS
                                   3 -03/15/95

[AT&T PARADYNE LOGO]

                                                      AGREEMENT NUMBER LGSC103DS
                                                      AMENDMENT NUMBER 6
                                                      PAGE 1 OF 1
                                                      DATE: 03/15/95

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DR.
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS dated and signed December 4, 1992, by and between Premisys Communications Inc. and AT&T Paradyne will be amended as follows:

1.0 Exhibit A, IMACS PRICING LIST, dated 03/17/94, is hereby deleted in its entirety and replaced by a new IMACS PRICING List, Exhibit A, dated March 06, 1995, attached hereto and made a part hereof.

2.0 All other terms and conditions of the above stated Agreement remain unchanged.

3.0 This IMACS PRICING LIST, with stated AT&T pricing, will be the basis for which all dollar volume discounts, as referenced and detailed in Amendment #4, will, be applied against to calculate new AT&T pricing as said discounts go into effect.

This amendment for new pricing shall be effective as of March 07, 1995 for all current orders as of that date.

AT&T PARADYNE                                 PREMISYS COMMUNICATIONS, INC.



By:                                           By:

Title: V.P. & GM Access Products              Title:  CFO

Date:  3/20/95                                Date:  4/1/95


                           AT&T PARADYNE - PROPRIETARY
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                         AMENDMENT NUMBER 4 - LGSC103DS
                                   3 -03/15/95

COMPANY CONFIDENTIAL                                                ATTACHMENT B
                         PREMISYS COMMUNICATIONS, INC.
                                 IMACS PRICING
                            EFFECTIVE MARCH 6, 1995


                                                                                                                U.S.        AT&T
MODEL NO.             DESCRIPTION                                                                            LIST PRICE     PRICE
Common Equipment:                                                                                               [***]       [***]
  8901                AC power supply                                                                           [***]       [***]
  8902                48V DC power supply                                                                       [***]       [***]
  8903                48V DC converter                                                                          [***]       [***]
  8904                48V Ringing generator                                                                     [***]       [***]
  8907                24V DC power supply**                                                                     [***]       [***]

  8916                IMACS/600 universal enclosure with installation kit (cover not included)                  [***]       [***]
  8918                IMACS/800 universal enclosure with installation kit                                       [***]       [***]
  8919                IMACS/900 universal enclosure with installation kit **(2)                                 [***]       [***]

  8920                8 T1/E1 interface card with 2,400 baud modem - 32Kb NVRAM                                 [***]       [***]
  8922                8 T1/E1 interface card with 2,400 baud modem - 128Kb NVRAM **(2)                          [***]       [***]
   922                2-port external synchronization module for 8922 **(2)                                     [***]       [***]
  8925                2 T1 interface card without modem                                                         [***]       [***]
  8926                2 T1 interface card with modem **(1)                                                      [***]       [***]
  8927                2 E1 interface card without modem **(1)                                                   [***]       [***]

CPU Control Cards:

  NOTE:               Firmware version must be specified for the following CPU control cards.
                       See IMACS Firmware Options on page 2.

  8800                CPU control card with 2 T1/E1 bus-connect (non-redundant) - 256 K                         [***]       [***]
  8801                CPU control card with cross-connect (redundant-capable) - 256 K                           [***]       [***]
  8802                CPU control card with cross-connect (redundant-capable) - 512 K **(2)                     [***]       [***]
  8804                CPU control card with 4 T1/E1 bus-connect (redundant-capable) - 256 K                     [***]       [***]
  8805                CPU control card with 4 T1/E1 bus-connect (redundant-capable) - 512 K **(2)               [***]       [***]

T1/E1 WAN Cards:

  8000                Single T1/E1 line interface                                                               [***]       [***]
  8010                Dual T1/E1 line interfaces                                                                [***]       [***]
  8014                Dual T1/E1 line interfaces with 1 x 3 relays                                              [***]       [***]
   811                DSX/CEPT plug-in module                                                                   [***]       [***]
   812                CSU plug-in module                                                                        [***]       [***]

Voice Cards:
  8108                8-port, 2-wire E&M/TO                                                                     [***]       [***]
  8115                4-port, 4-wire E&M/TO - Extended Range **(1)                                              [***]       [***]
  8118                8-port, 4-wire E&M/TO                                                                     [***]       [***]
  8119                8-port, 4-wire E&M/TO - Extended Range                                                    [***]       [***]
  8124                4-port, 2-wire FXS/FXSDN/PLAR/DPO - 900 Ohm**(1)                                          [***]       [***]
  8125                4-port, 2-wire FXS/FXSDN/PLAR/DPO - 600 Ohm**(1)                                          [***]       [***]
  8128                8-port, 2-wire FXS/FXSDN/PLAR/DPO - 900 Ohm                                               [***]       [***]
  8129                8-port, 2-wire FXS/FXSDN/PLAR/DPO - 600 Ohm                                               [***]       [***]
  8134                4-port, 2-wire FXO/FXODN/MRD/DPT - 900 Ohm**(1)                                           [***]       [***]
  8135                4-port, 2-wire FXO/FXODN/MRD/DPT - 600 Ohm**(1)                                           [***]       [***]
  8138                8-port, 2-wire FXO/FXODN/MRD/DPT - 900 Ohm                                                [***]       [***]
  8139                8-port, 2-wire FXO/FXODN/MRD/DPT - 600 Ohm                                                [***]       [***]

    **                consult factory for delivery lead times
   (1)                requires version 3.2 or higher host firmware
   (2)                requires version 4.0 or higher host firmware

*Confidential Treatment Requested
                                      2.

COMPANY CONFIDENTIAL                                                ATTACHMENT B
                         PREMISYS COMMUNICATIONS, INC.
                                 IMACS PRICING
                            EFFECTIVE MARCH 6, 1995

                                                                                                                U.S.        AT&T
MODEL NO.             DESCRIPTION                                                                            LIST PRICE     PRICE
Data Cards
     8202           2-port RS-530/V.35 super-rate data                                                          [***]       [***]
     8212           2-port V.35 super-rate data                                                                 [***]       [***]
     8213           2-port RS-530/RS-366/V.25bis super-rate data                                                [***]       [***]
     8215           4-port RS-530/V.35 super-rate data                                                          [***]       [***]
     8220           10-port RS-232C sub-rate data                                                               [***]       [***]
     8228           8-port sub-rate B7R IP concentrator card (1)                                                [***]       [***]
     8230           8-port subrate FRAD card                                                                    [***]       [***]
     8248           5-port OCU-DP                                                                               [***]       [***]
     8247           5-port OCU-DP (expandable) ** (1)                                                           [***]       [***]
      845           5-port OCU-DP child card                                                                    [***]       [***]
     8249           2-port OCU-DP with error correction                                                         [***]       [***]
     8254           4-port DSO-DP/G.703 co/contra directional                                                   [***]       [***]
     8260           8-port 2-wire (2B1Q) ISDN BRI card (1)                                                      [***]       [***]
     8261           8-port 2-wire (2B1Q) ISDN BRI card (2), span power                                          [***]       [***]

Server Cards:                                                                                                   [***]       [***]
     8810           Frame relay server (68 ports, 16 MB RAM, with accelerator) ** (2)                           [***]       [***]
     8811           Frame relay server (36 ports, 4 MB RAM, no accelerator) ** (2)                              [***]       [***]
     8820           IP concentrator (128 ports, 8 MB RAM, no accelerator) ** (2)                                [***]       [***]
    8840A           ISDN PRI server card - 1 D channel                                                          [***]       [***]
    8840B           ISDN PRI server card - 2 D channels                                                         [***]       [***]
    8840C           ISDN PRI server card - 8 D channels                                                         [***]       [***]
     8870           ADPCM Server (3)                                                                            [***]       [***]
     8880           4 channel inverse mux server with BONDING modes 0 and 1 software ** (1)                     [***]       [***]

Other Cards:
     8401           External alarm card                                                                         [***]       [***]

IMACS Firmware Options:
  6000-30           Version 3.0 host firmware with Reference Manual                                             [***]       [***]
  6000-32           Version 3.2 host firmware without TCP/IP/SNMP with Reference Manual                         [***]       [***]
 6000-32T           Version 3.2 host firmware with TCP/IP/SNMP with Reference Manual                            [***]       [***]
  6000-33           Version 3.3 host firmware without TCP/IP/SNMP with Reference Manual **                      [***]       [***]
 6000-33T           Version 3.3 host firmware with TCP/IP/SNMP with Reference Manual **                         [***]       [***]
  6000-40           Version 4.0 host firmware without TCP/IP/SNMP with Reference Manual ** (4)                  [***]       [***]
 6000-40T           Version 4.0 host firmware with TCP/IP/SNMP with Reference Manual ** (4)                     [***]       [***]


          ** consult factory for delivery lead times
         (1) requires version 3.2 or higher host firmware
         (2) requires version 4.0 or higher host firmware
         (3) requires 8801 Rev B1 CPU when used with 3.X host firmware; requires
               8802 or 8805 CPU when used with 4.0 host firmware
         (4) requires 8922 interface card and either 8802 or 8805 CPU card

PremLink 2.0 Software:
  7100-20           PremLink Version 2.0 - Single CPU license for Sun Solaris 1.x                               [***]       [***]

* Confidential Treatment Requested
                                      3.

                                                                                                                U.S.        AT&T
MODEL NO.  DESCRIPTION                                                                                       LIST PRICE     PRICE
Cables and Accessories

NOTE:    Cables and accessories are not subject to discount.

   1106  RJ48 to 2 BNC Adapter (for E1)                                                                         [***]       [***]
  1114F  5-ft RJ48M to DB25F Straight-Thru Cable (for SRU)                                                      [***]       [***]
  1114M  5-ft RJ48M to DB25M Straight-Thru Cable (for SRU)                                                      [***]       [***]
  1114X  5-ft RJ48M to DB25M Cross-Over Cable (for SRU)                                                         [***]       [***]
 1114CX  5-ft RJ48M to DB25M External Clock Cable (for SRU)                                                     [***]       [***]
   1118  25-ft RJ48M to RJ48M Silver-Satin Cable (for OCU-DP)                                                   [***]       [***]
   1121  50-Pin to 2 RJ48 Adapter with Test Jacks (for T1)                                                      [***]       [***]
   1181  50-Pin to 8 RJ48 Adapter (for T1)                                                                      [***]       [***]
  1201F  15-ft D89 to DB25F Straight Thru                                                                       [***]       [***]
  1201M  15-ft DB9 to DB25M Straight Thru                                                                       [***]       [***]
  1203F  5-ft DB25M to V.35F Straight-Thru Cable (for V.35 HSU)                                                 [***]       [***]
  1203M  5-ft DB25M to V.35M Straight-Thru Cable (for V.35 HSU)                                                 [***]       [***]
  1203X  5-ft DB25M to V.35M Cross-Over Cable (for V.35 HSU)                                                    [***]       [***]
  1204F  5-ft DB25M to RS530F Straight-Thru Cable (for RS530 HSU)                                               [***]       [***]
  1204M  5-ft DB25M to RS530M Straight-Thru Cable (for RS530 HSU)                                               [***]       [***]
  1204X  5-ft DB25M to RS530M Cross-Over Cable (for RS530 HSU)                                                  [***]       [***]
  1206F  5-ft DB15M to DB25F Straight-Thru Cable (for RS366 HSU Ports)                                          [***]       [***]
   1207  6-ft 3-to-4 50-Pin E&M Cable (All Male Connectors)                                                     [***]       [***]
   1208  6-ft 3-to-1 50-Pin FXS Cable (All Male Connectors)                                                     [***]       [***]
   1209  6-ft 3-to-1 50-Pin TO Cable (All Male Connectors)                                                      [***]       [***]
   1210  5-ft 50-Pin Male to Male Amphenol Cable (for Multiple Uses)                                            [***]       [***]
  1212F  5-ft DB25M to RS449F Straight-Thru Cable (for RS449 HSU)                                               [***]       [***]
  1212M  5-ft DB25M to RS449M Straight-Thru Cable (for RS449 HSU)                                               [***]       [***]
  1212X  5-ft DB25M to RS449M Cross-Over Cable (for RS449 HSU)                                                  [***]       [***]
   1213  5-ft 50-Pin Male Amphenol Cable to 2 RJ-48F Cable (for 8 T1                                            [***]       [***]
         Interface Card)                                                                                        [***]       [***]
  1215M  5-ft RJ48M to DB15M Straight-Thru Cable (for CSU)                                                      [***]       [***]
  1215X  5-ft RJ48M to DB15F Cross-Over Cable (for PBX)                                                         [***]       [***]
  1216F  15-ft RJ48M to DB25F Straight-Thru Cable (for VT100)                                                   [***]       [***]
  1216M  15-ft RJ48M to DB25M Straight-Thru Cable (for VT100)                                                   [***]       [***]
   1217  25-ft RJ11M to RJ11M Cable (for Modem)                                                                 [***]       [***]
   1220  25-ft 50-Pin Male to Female Amp/Champ Extension Cable                                                  [***]       [***]
   1221  25-ft DB25M to DB25F Extension Cable (for RS232 operation)                                             [***]       [***]
   1222  25-ft DB25M to DB25F Extension Cable (for RS530 operation)                                             [***]       [***]
   1224  25-ft DB25M to DB25F Extension Cable (for V.35 operation)                                              [***]       [***]
   1230  1-ft RJ48M to RJ48M Shielded Cable (for T1)                                                            [***]       [***]
   1231  25-ft RJ48M to RJ48M Shielded Cable (for T1)                                                           [***]       [***]
   1232  50-ft RJ48M to RJ48M Shielded Cable (for T1)                                                           [***]       [***]
   1233  100-ft RJ48M to RJ48M Shielded Cable (for T1)                                                          [***]       [***]
   1239  Y Adapter for WAN Card Redundancy (Bus Connect Systems)                                                [***]       [***]
   1240  5-inch DB26M to DB25F RS530 Adapter Cables                                                             [***]       [***]

* Confidential Treatment Requested

                                      4.

                                                                                                                U.S.        AT&T
MODEL NO.    DESCRIPTION                                                                                     LIST PRICE     PRICE
Cables and Accessories (continued):

     NOTE:   Cables and accessories are not subject to discount.

     1251    RS-530 to V.35 Personality Module                                                                  [***]       [***]
     1252    RS-530 to RS-232 Personality Module                                                                [***]       [***]
     1255    RS232/RS530 DB25 Female-to-Female Gender Changer                                                   [***]       [***]
     1257    V.35 M34 Female-to-Female Gender Changer                                                           [***]       [***]
     1258    RS449 DB37 Female-to-Female Gender Changer                                                         [***]       [***]
    1263F    5-ft DB26M to V.35F (M34) Straight-Thru Cable (for DB26 HSUs)                                      [***]       [***]
    1263M    5-ft DB26M to V.35M (M34) Straight-Thru Cable (for DB26 HSUs)                                      [***]       [***]
    1263X    5-ft DB26M to V.35M (M34) Cross-Over Cable (for DB26 HSUs)                                         [***]       [***]
    1264F    5-ft DB26M to RS530F (DB25) Straight-Thru Cable (for DB26 HSUs)                                    [***]       [***]
    1264M    5-ft DB26M to RS530M (DB25) Straight-Thru Cable (for DB26 HSUs)                                    [***]       [***]
    1264X    5-ft DB26M to RS530M (DB25) Cross-Over Cable (for DB26 HSUs)                                       [***]       [***]
    1265F    5-ft DB26M to RS449M (DB37) Straight-Thru Cable (for DB26 HSUs)                                    [***]       [***]
    1265M    5-ft DB26M to RS449M (DB37) Straight-Thru Cable (for DB26 HSUs)                                    [***]       [***]
    1265X    5-ft DB26M to RS449M (DB37) Cross-Over Cable (for DB26 HSUs)                                       [***]       [***]
     1268    25-ft DB26M to DB28F Extension Cable (for V.35 operation)                                          [***]       [***]
     1269    25-ft DB26M to DB28F Extension Cable (for RS530/RS449 operation)                                   [***]       [***]
     1504    M66 Block with 2 Female 50-Pin Amp/Champ Connectors                                                [***]       [***]

Reference Manuals:
-----------------

     NOTE:   Manuals are not subject to discount.


     1901    IMACS Reference Guide                                                                              [***]       [***]
     1902    PremLink Reference Guide                                                                           [***]       [***]
     1903    cable and Equipment Guide                                                                          [***]       [***]

*Confidential Treatment Requested

                                      5.

                                                                                                                U.S.        AT&T
MODEL NO.   DESCRIPTION                                                                                      LIST PRICE     PRICE
Advanced Replacement Upgrades:
 CPU Cards
    3001AR  Model 8800 CPU to Model 8804 CPU                                                                    [***]       [***]
    3002AR  Model 8800 CPU to Model 8801 CPU                                                                    [***]       [***]
    3003AR  Model 8804 CPU to Model 8801 CPU                                                                    [***]       [***]
    3100AR  Add TCP/IP/SNMP firmware to any CPU card                                                            [***]       [***]

Advanced Replacement Enhancements:
    3010AR  Firmware enhancement to any card                                                                    [***]       [***]
    3020AR  Any other enhancement to any module                                                                 [***]       [***]

Terms and conditions on advanced replacements:
 User must order an advanced replacement upgrade from Premisys.
 Advanced replacement board will be sent, with return label for old board.
 Old board must be returned freight pre-paid to Premisys within 21 days of receipt of replacement board.
 If old board is not received within 21 days, user will be billed for the list price of the board.
 Replaced board retains the warranty period of the original board.

Return-to-Factory Upgrades:
 CPU Cards:
    3001FG  Model 8800 CPU to Model 8804 CPU                                                                    [***]       [***]
    3002FG  Model 8800 CPU to Model 8801 CPU                                                                    [***]       [***]
    3003FG  Model 8804 CPU to Model 8801 CPU                                                                    [***]       [***]
    3100FG  Add TCP/IP/SNMP firmware to any CPU card                                                            [***]       [***]

Return-to-Factory Enhancements:
    3010FG  Firmware enhancement to any card                                                                    [***]       [***]
    3020FG  Any other enhancement to any module                                                                 [***]       [***]

Terms and conditions on return-to-factory enhancements and upgrades:
 User must obtain an RA number from Premisys before returning board for upgrade.
 Board must be sent freight pre-paid to Premisys.
 Premisys will return the upgraded board via 2nd day air freight within 21 days of receipt.
 Upgraded boards retain the warranty period of the original board.
 Advanced replacement is not included in upgrade price.

EEPROM Upgrades:
    3010EP  Firmware upgrade to any CPU card                                                                    [***]       [***]
    3020EP  Firmware upgrade to any other card                                                                  [***]       [***]

Terms and conditions on EEPROM upgrades:
 User is responsible for proper handling of EEPROMS and circuit boards.
 Improper handling by user may result in voiding of warranty.

* Confidential Treatment Requested


                                      6.

[PARADYNE LOGO]
                                                       AGREEMENT NUMBER GSC103DS
                                                       AMENDMENT NUMBER 7
                                                       PAGE 1 OF 1
                                                       DATE 12/02/96

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DRIVE
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS dated and signed December 4, 1992, by and between Premisys Communications Inc. and Paradyne Corporation will be amended as follows:

1.0 Exhibit A, IMACS PRICING LIST, dated 03/08/95, is hereby deleted in its entirety and replaced by a new IMACS PRICING List, Exhibit A, dated 11/14/96, attached hereto and made a part hereof.

2.0 This IMACS PRICING LIST, with stated Paradyne Corporation Pricing, will be the basis for which all dollar volume discounts, as referenced and detailed in Amendment #4, will be applied against to calculate new Paradyne pricing as said discounts go into effect.

3.0 The Price of all packages are the sum of the parts unless noted otherwise in the attached Pricing List.

4.0 All other terms and conditions of the above stated Agreement remain unchanged.

This amendment for new pricing shall be effective as of January 1, 1996 for all orders current as of that date.

PARADYNE CORPORATION                        PREMISYS COMMUNICATIONS, INC.



By:  /s/ Andrew May                         By:  /s/

Title:  President & COO                     Title:  V.P. Controller

Date:  1/3/97                               Date:  1/17/97


                       PARADYNE CORPORATION - PROPRIETARY
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                         AMENDMENT NUMBER 7 - LGSC103DS
                                  1 - 12/02/96

                         Premisys Communications, Inc.
                                 IMACS Pricing
                                  For Paradyne

 Prod
 number         Description                               ATT Price
-----------    -----------                               ----------
       8901    AC power supply                           [   **    ]x
       8902    -48V DC power supply                      [   **    ]x
     890220    -48V DC power supply - support OOS @ 39V  [   **    ]x
       8903    -48V DC converter (115 VAC input)         [   **    ]x
       8905    -48V DC Converter (115 - 240 VAC input)   [   **    ]x
       8904    -48V Ringing generator                    [   **    ]x
       8906    -48V RINGING GENERATOR                    [   **    ]x
       8907    24V DC power supply                       [   **    ]x
       8916    IMACS/600 universal enclosure             [   **    ]x
     891620    IMACS/600 UNIVERSAL ENCLOSURE             [   **    ]x
       8918    IMACS/800 universal enclosure             [   **    ]x
     891820    IMACS/800 universal enclosure w/ instal
               kit, dual feed pwr supply                 [   **    ]x
       8919    IMACS/900 UNIVERSAL ENCLOSURE **(2)       [   **    ]x
       8920    8 T1/E1 interface card with 2,400 baud
               modem - 32 Kb NVRAM                       [   **    ]x
    8923###    8 T1/E1 interface card with 2,400 baud
               modem - 128 Kb NVRAM (4)                  [   **    ]x
  892320###    8 T1/E1 interface card with 2,400 baud
               modem - 128 Kb NVRAM (4)                  [   **    ]x
       8921    8 T1/E1 interface card w/out modem -
               32 Kb NVRAM                               [   **    ]x
     892120    8 T1/E1 interface card without modem -
               32 Kb NVRAM                               [   **    ]x
     892220    8 T1/E1 interface card without modem -
               128Kb NVRAM with ext sync module for
               framed T1/E1 (2)                          [   **    ]x
    892221     8 T1/E1 interface card without modem -
               128Kb NVRAM with ext sync module for
               unframed T1/E1**(2)                       [   **    ]x
    8925       2 T1 interface card without modem         [   **    ]x
    8926       2 T1 interface card with modem (1)        [   **    ]x
    8927       2 E1 interface card without modem(1)      [   **    ]x
    1183       E1 Distribution Panel (8 E1s)             [   **    ]x
    1184       Distribution Panel                        [   **    ]

x indicates agreement on the price

NOTE: items in red italic are New products.

* Confidential Treatment Requested.

      8800     CPU control card with 2 T1/E1 bus-connect
               (non-redundant) - 256K                    [   **    ]x
    880020     CPU control card with 2 T1/E1 bus-connect
               (non-redundant) - 256K                    [   **    ]x
      8801     CPU control card with 8 T1/E1
               cross-connect (redundant-capable) - 256K  [   **    ]x
    880120     CPU control card with 8 T1/E1
               cross-connect (redundant-capable) - 256 K [   **    ]x
     8802#     CPU control card with 8 T1/E1
               cross-connect (redundant-capable) -
               512 K (4)                                 [   **    ]x
   880220#     CPU control card with 8 T1/E1
               cross-connect (redundant-capable)-
               512 K (4)                                 [   **    ]x
      8804     CPU control card with 4 T1/E1
               bus-connect (redundant-capable) - 256 K   [   **    ]x
    880420     CPU control card with 4 T1/E1 bus-connect
               (redundant-capable) - 256 K               [   **    ]x
     60342     Version 3.4.2 host firmware               [   **    ]x
     60343     Version 3.4.3 host firmware               [   **    ]x
     60344     Version 3.44 host firmware                [   **    ]x
     60400     Version 4.0.0 host firmware (5)           [   **    ]x
     60410     Version 4.1.0 host firmware (5)           [   **    ]x
     60420     Version 4.2.0 host firmware (5)           [   **    ]x
     60430     Version 4.3.0 host firmware (5)           [   **    ]x
     60440     Version 4.4.0 host firmware (5)           [   **    ]x
     60450     Version 4.5.0 host firmware (5)           [   **    ]x
     60101     TCP/IP/SNMP host code option              [   **    ]x
     60102     TR08 host code option                     [   **    ]x
      8000     Single T1/E1 WAN                          [   **    ]x
    800020     Single T1/E1 WAN                          [   **    ]x
      8010     Dual T1/E1 WAN                            [   **    ]x
    801020     Dual T1/E1 WAN                            [   **    ]x
    801120     Universal Dual T1/E1 WAN**                [   **    ]x
      8014     Dual T1/E1WAN with 1 x 3 relays           [   **    ]x
    801420     Dual T1/E1WAN with 1 x 3 relays           [   **    ]x
       811     DSX/CEPT plug-in module                   [   **    ]x
     81120     DSX/CEPT plug-in module                   [   **    ]x
       812     CSU plug-in module                        [   **    ]x
     81220     CSU plug-in module                        [   **    ]x
     82020     1168 kbps HDSL plug-in mod for Uni
               WAN 8011                                  [   **    ]x
      8108     8-port, 2-wire E&M                        [   **    ]x
      8115     4-port, 4-wire E&M - Extended

* Confidential Treatment Requested.

               Range (6)                                 [   **    ]x
      8119     8-port, 4-wire E&M - Extended Range       [   **    ]x
      8124     4-port, 2-wire FXS - 900 Ohm (1)          [   **    ]x
      8125     4-port, 2-wire FXS - 600 Ohm (1)          [   **    ]x
      8128     8-port, 2-wire FXS - 900 Ohm              [   **    ]x
      8129     8-port, 2-wire FXS - 600 Ohm              [   **    ]x
      8134     4-port, 2-wire FXO - 900 Ohm (1)          [   **    ]x
      8135     4-port, 2-wire FXO - 600 Ohm (1)          [   **    ]x
      8138     8-port, 2-wire FXO - 900 Ohm              [   **    ]x
      8139     8-port, 2-wire FXO - 600 Ohm              [   **    ]x
      8149     6 Port 16 KHz FXS Coin Card - 600 Ohm (2) [   **    ]x
      8159     6 Port 16 KHz FXO Coin Card - 600 Ohm (2) [   **    ]x
      8202     2-port HSU w/ RS-530/V.35 i/f             [   **    ]x
      8212     2-port HSU w/ V.35 i/f                    [   **    ]x
      8213     2-port HSU w/ RS-530/RS-366/V.25bis i/f   [   **    ]x
      8215     4-port HSU w/ RS-530/V.35 i/f             [   **    ]x
    821520     4-port HSU w/ RS-530/V.35 i/f             [   **    ]x
      8220     10-port SRU w/ RS-232C/V.24 i/f           [   **    ]x
      8228     8-port sub-rate B7R IP concentrato
               card (1)                                  [   **    ]x
      8230     8-port subrate FRAD card                  [   **    ]x
      8231     8-port subrate FRAD card (HDLC only)      [   **    ]x
      8247     5-port OCU-DP (expandable) (6)            [   **    ]x
       845     5-port OCU-DP child card (6)              [   **    ]x
      8249     2-port OCU-DP with error correction       [   **    ]x
      8254     4-port DSO-DP/G.703 co/contra directional [   **    ]x
      8260     8-port BRI U i/f card (1)                 [   **    ]x
    826020     8-PORT BRI U I/F CARD (1)                 [   **    ]x
      8261     8-port BRI U i/f card, with sealing
               current (1)                               [   **    ]x
    826120     8-PORT BRI U I/F CARD, WITH SEALING
               CURRENT (1)                               [   **    ]x
      8811     ACS-68 server (3)                         [   **    ]x
    881120     ACS-68 server (3)                         [   **    ]x
      8813     ACS-68 SERVER WITH EXP-64 MODULE (3)      [   **    ]x
    881320     ACS-68 server with Exp-64 module (3)      [   **    ]x
      8871     ADPCM Server                              [   **    ]x
    887120     ADPCM Server                              [   **    ]x
      8880     4 channel inverse mux server with
               BONDING modes 0 and 1 software (1)        [   **    ]x
     8840A     ISDN PRI server card - 1 D

* Confidential Treatment Requested.

               channel                                   [   **    ]x
     8840B     ISDN PRI server card - 2 D channels       [   **    ]x
     8840C     ISDN PRI server card - 8 D channels       [   **    ]x
     62100     Frame relay server software for AC
               card (3)                                  [   **    ]x
      8401     External alarm card                       [   **    ]x
    840120     External alarm card                       [   **    ]x
      8402     External alarm card - 3 ports and power
               fail alarm                                [   **    ]x
    840220     External alarm card - 3 ports and
               power fail alarm                          [   **    ]x
      1500     External Sync Panel                       [   **    ]x
      2001     Blank Card Filler Panel                   [   **    ]x

    Notes
    -----
      **       Consult factory for delivery lead times
       #       formerly 8801b
      ##       formerly 8805
     ###       formerly 8920b
     (1)       Requires version 3.2 or higher
     (2)       Requires version 4.0 or higher
     (3)       Requires version 4.1 or higher
     (4)       Required for Host 4.0 of higher
     (5)       Requires 8923 or 8922 and 8802
     (6)       Requires Host 3.4.1 or higher
     (7)       8811 or higher ACS
               Front panel types
                   Std = standard molded face plate
                   M/E = metal face plate with ejec

     1106      RJ48 to 2 BNC Adapter (for E1)            [   **    ]x
     1114F     5-ft RJ48M to DB25F Straight-Thru
               Cable (for SRU)                           [   **    ]x
     1114M     5-ft RJ48M to DB25M Straight-Thru
               Cable (for SRU)                           [   **    ]x
     1114X     5-ft RJ48M to DB25M Cross-Over Cable
               (for SRU)                                 [   **    ]x
     1114CX    5-ft RJ48M to DB25M External Clock Cable
               (for SRU)                                 [   **    ]x
     1118      25-ft RJ48M to RJ48M Silver-Satin Cable
               (for OCU-DP)                              [   **    ]x
     1121      50-Pin to 2 RJ48 Adapter with Test Jacks
               (for T1)                                  [   **    ]x
     1181      50-Pin to 8 RJ48 Adapter (for T1)         [   **    ]x
     1201F     15-ft DB9M to DB25F Straight Thru (for
               Interface)                                [   **    ]x
     1201M     15-ft DB9M to DB25M Straight Thru (for
               Interface)                                [   **    ]x
     1202F     15-ft DB9F to DB25F Straight Thru
               (for Interface)                           [   **    ]x
     1202M     15-ft DB9F to DB25M Straight

* Confidential Treatment Requested.

               Thru (for Interface)                      [   **    ]x
     1203F     5-ft DB25M to V.35F Straight-Thru Cable
               (for V.35 HSU)                            [   **    ]x
     1203M     5-ft DB25M to V.35M Straight-Thru Cable
               (for V.35 HSU)                            [   **    ]x
     1203X     5-ft DB25M to V.35M Cross-Over Cable
               (for V.35 HSU)                            [   **    ]x
     1204F     5-ft DB25M to RS530F Straight-Thru Cable
               (for RS530 HSU)                           [   **    ]x
     1204M     5-ft DB25M to RS530M Straight-Thru Cable
               (for RS530 HSU)                           [   **    ]x
     1204X     5-ft DB25M to RS530M Cross-Over Cable
               (for RS530 HSU)                           [   **    ]x
     1206F     5-ft DB15M to DB25F Straight-Thru Cable
               (for RS366 HSU Ports)                     [   **    ]x
      1207     6-ft 3-to-4 50-Pin E&M Cable (All Male
               Connectors)                               [   **    ]x
      1208     6-ft 3-to-1 50-Pin FXS Cable (All Male
               Connectors)                               [   **    ]x
      1209     6-ft 3-to-1 50-Pin TO Cable (All Male
               Connectors)                               [   **    ]x
      1210     5-ft 50-Pin Male to Male Amphenol Cable
               (for Multiple Uses)                       [   **    ]x
     1212F     5-ft DB25M to RS449F Straight-Thru Cable
               (for RS449 HSU)                           [   **    ]x
     1212M     5-ft DB25M to RS449M Straight-Thru Cable
               (for RS449 HSU)                           [   **    ]x
     1212X     5-ft DB25M to RS449M Cross-Over Cable
               (for RS449 HSU)                           [   **    ]x
      1213     5-ft 50-Pin Male Amphenol Cable to 2
               RJ-48F Cable (for 8 T1 Interface Card)    [   **    ]x
     1215M     5-ft RJ48M to DB15M Straight-Thru Cable
               (for CSU)                                 [   **    ]x
     1215X     5-ft RJ48M to DB15F Cross-Over Cable
               (for PBX)                                 [   **    ]x
     1216F     15-ft RJ48M to DB25F Straight-Thru Cable
               (for VT100)                               [   **    ]x
     1216M     15-ft RJ48M to DB25M Straight-Thru
               Cable (for VT100)                         [   **    ]x
      1217     25-ft RJ11M to RJ11M Cable (for Modem)    [   **    ]x
      1220     25-ft 50-Pin Male to Female Amp/Champ
               Extension Cable                           [   **    ]x
      1221     25-ft DB25M to DB25F Extension Cable
               (for RS232 operation)                     [   **    ]x
      1222     25-ft DB25M to DB25F Extension Cable
               (for RS530 operation)                     [   **    ]x
      1224     25-ft DB25M to DB25F Extension Cable
               (for V.35 operation)                      [   **    ]x
      1230     1-ft RJ48M to RJ48M Shielded Cable
               (for T1)                                  [   **    ]x

* Confidential Treatment Requested

      1231     25-ft RJ48M to RJ48M Shielded
                Cable (for T1)                           [   **    ]x
      1232     50-ft RJ48M to RJ48M Shielded Cable
               (for T1)                                  [   **    ]x
      1233     100-ft RJ48M to RJ48M Shielded Cable
               (for T1)                                  [   **    ]x
      1239     Y Adapter for WAN Card Redundancy (Bus
               Connect Systems)                          [   **    ]x
      1240     5-inch DB26M to DB25F RS530 Adapter Cables[   **    ]x
      1251     RS-530 to V.35 Personality Module         [   **    ]x
      1252     RS-530 to RS-232 Personality Module       [   **    ]x
      1255     RS232/RS530 DB25 Female-to-Female Gender
               Changer                                   [   **    ]x
      1257     V.35 M34 Female-to-Female Gender Changer  [   **    ]x
      1258     RS449 DB37 Female-to-Female Gender
               Changer                                   [   **    ]x
     1263F     5-ft DB26M to V.35F (M34) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1263M     5-ft DB26M to V.35M (M34) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1263X     5-ft DB26M to V.35M (M34) Cross-Over
               Cable (for DB26 HSUs)                     [   **    ]x
     1264F     5-ft DB26M to RS530F (DB25) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]
     1264M     5-ft DB26M to RS530M (DB25) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1264X     5-ft DB26M to RS530M (DB25) Cross-Over
               Cable (for DB26 HSUs)                     [   **    ]x
     1265F     5-ft DB26M to RS449M (DB37) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1265M     5-ft DB26M to RS449M (DB37) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1265X     5-ft DB26M to RS449M (DB37) Cross-Over
               Cable (for DB26 HSUs)                     [   **    ]x
      1268     25-ft DB26M to DB26F Extension Cable
               (for V.35 operation)                      [   **    ]x
      1269     25-ft DB26M to DB26F Extension Cable
               (for RS530/RS449 operation)               [   **    ]x
      1504     M66 Block with 2 Female 50-Pin Amp/Champ
               Connectors                                [   **    ]x

* Confidential Treatment Requested.

      1901     IMACS Reference Guide                     [   **    ]x
      1902     EMS Reference Guide                       [   **    ]x
      1903     Cable and Equipment Guide                 [   **    ]x
      1904     TCP/IP Manual                             [   **    ]x
    3001AR     Model 8800 CPU to Model 8804              [   **    ]x  [**] *Price if old part is not
               CPU                                                            returned to Premisys
    3002AR     Model 8800 CPU to Model 8801              [   **    ]x  [**] *Price if old part is not
               CPU                                                            returned to Premisys
    3003AR     Model 8804 CPU to Model 8801              [   **    ]x  [**] *Price if old part is not
               CPU                                                            returned to Premisys
    3100AR     Add TCP/IP/SNMP firmware to any CPU card  [   **    ]x
    3010AR     Firmware enhancement to any card          [   **    ]x
    3020AR     Any other enhancement to any module       [   **    ]x

               Terms and conditions on advance replacements:
               User must order advanced replacement product from Premisys
               Advanced replacement board will be sent with return label for old board
               Old board must be returned freight pre-paid to Premisys within 21 days of receipt of replacement board
               If old board is not received within 21 days, the user will be billed for the list price of the board

               Replaced board retains the warranty period of the original board

    3001FG     Model 8800 CPU to Model 8804              [   **    ]x  [**] *Price if old part is not
               CPU                                                             returned to Premisys
    3002FG     Model 8800 CPU to Model 8801              [   **    ]x  [**] *Price if old part is not
               CPU                                                             returned to Premisys
    3003FG     Model 8804 CPU to Model 8801              [   **    ]x  [**] *Price if old part is not
               CPU                                                             returned to Premisys
    3100FG     Add TCP/IP/SNMP firmware to any CPU card  [   **    ]x
    3010FG     Firmware enhancement to any card          [   **    ]x
    3020FG     Any other enhancement to any module       [   **    ]x

               Terms and conditions on return-to-factory enhancements and upgrades:
               User must obtain an RA number from Premisys before returning board for upgrade.
               Board must be sent freight pre-paid to Premisys.
               Premisys will return the upgraded board via 2nd day air freight within 21 days of receipt.
               Upgraded boards retain the warranty period of the original board.
               Advanced replacement is not included in upgrade price.

    3010EP     Firmware upgrade to any CPU card          [   **    ]x
    3020EP     Firmware upgrade to any other card        [   **    ]x

             Terms and conditions on EPROM upgrades:

* Confidential Treatment Requested.

             User is responsible for proper handling of EPROM's and circuit boards.
             Improper handling by user may result in voiding of warranty.

      1920     Corporate Brochure                        [   **    ]x
      1921     Corporate Cover Folder                    [   **    ]x
      1922     IMACS Data Sheet                          [   **    ]x
      1923     ATM Data Sheet                            [   **    ]x
      1924     Frame Relay Data Sheet                    [   **    ]x
      1925     ISDN BRX Data Sheet                       [   **    ]x
      1926     Assembly of collateral into folder        [   **    ]x
      1927     Complete set of collateral (1920, 1921,
               1922, 1923, 1924, 1925, 1926)             [   **    ]xx

    PACKAGE PRICING

    The packages listed below are not a sum of the parts and are being included in this agreement.
    All other packages are a sum of the parts and will not be listed individually on this agreement.

 UN  2525-TW1   1   LOW COST TIME WARNER PACKAGE      [  **   ]x
 GA    8916     1   AAC FRONT LOADING ENCLOSURE       [  **   ]
 GA    8800     1   BUS CONNECT CPU-NON REDUNDANT     [  **   ]

 GA    8000     1   SINGLE T1/E1 (WAN)                [  **   ]
 GA     811     1   DSX/CEPT PLUG IN MODULE           [  **   ]
 GA    8925     1   2 T1 Interface Card w/o modem     [  **   ]

 UN  2525-TWA   1   AC POWER PACKAGE FOR TIME WARNER  [  **   ]x
 GA    8901     1   AC POWER SUPPLY (110/220)         [  **   ]
 GA    8903     1   INTERNAL AC-DC CONVERTER          [  **   ]
 GA    8904     1   48V RINGING GENERATOR             [  **   ]

 UN  2525-TWD   1   DC POWER PACKAGE FOR TIME WARNER  [  **   ]x
 GA    8902     1   DC POWER SUPPLY (-48)             [  **   ]
 GA    8904     1   48V RINGING GENERATOR             [  **   ]

 UN  2525-41U   1   RELEASE 4.1 UPGRADE PACKAGE       [  **   ]x
 NR  880220/    1   CPU Xcon 512K RAM w/4.1 FW-Metal  [  **   ]
     60410
 NR  892320     1   128K NV RAM Interface
                    w/Modem-Metal                     [  **   ]
 GA  61000      1   TCP/IP SNMP SW OPTION             [  **   ]

 UN  2525-FRU   1   FRAME RELAY UPGRADE PACKAGE       [  **   ]x

 NR  880220/    1   CPU Xcon 512K RAM w/4.1 FW-Metal  [  **   ]
     60410
 NR  892320     1   128K NV RAM Interface
                    w/Modem-Metal                     [  **   ]
 UN  881120/    1   Frame Relay Server/ACS-68
     62100          Server                            [  **   ]
 UN  60101      1   TCP/IP SNMP SW OPTION             [  **   ]


*  Confidential Treatment Requested.

[PARADYNE LOGO]

                                                       AGREEMENT NUMBER GSC103DS
                                                       AMENDMENT NUMBER 8
                                                       PAGE 1 OF 1
                                                       DATE 12/02/96

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DRIVE
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS dated and signed December 4, 1992, by and between Premisys Communications Inc. and Paradyne Corporation will be amended as follows:

1.0 Notwithstanding the provisions of Paragraph 4.1 of Amendment Number 4 of this Agreement, it is agreed that Premisys will be allowed to accept orders from BCS Division of Lucent Technologies (BCS) for the purpose of repair and upgrade of Field returns alone and for no other purpose(s). Premisys may accept such orders directly from BCS and shall bill BCS directly for services provided pursuant to those orders.

2.0 It is further agreed that the pricing charged BCS for such repair and upgrades shall be the same as that charged to Paradyne under Amendment Number 5 of this Agreement.

3.0 All other terms and conditions of the above stated Agreement remain unchanged.

PARADYNE CORPORATION                          PREMISYS COMMUNICATIONS, INC.



By:  /s/ Andrew May                           By:

Title:  President & COO                       Title:  V.P. Controller

Date:  1/3/97                                 Date:  1/17/97


                       PARADYNE CORPORATION - PROPRIETARY
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                         AMENDMENT NUMBER 7 - LGSC103DS
                                  1 - 12/02/96

[PARADYNE LOGO]

                                                       AGREEMENT NUMBER GSC103DS
                                                       AMENDMENT NUMBER 9
                                                       PAGE 1 OF 1
                                                       DATE 05/13/97

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DRIVE
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS dated and signed December 4, 1992, by and between Premisys Communications Inc. and Paradyne Corporation will be amended as follows:

1.0 Exhibit A, IMACS PRICING LIST, dated 11/14/96, is hereby deleted in its entirety and replaced by a new IMACS PRICING List, Exhibit A, dated 1/1/97 (printed 3/28/97), which shall be attached hereto and made a part hereof.

2.0 This IMACS PRICING LIST, with stated Paradyne Corporation Pricing, will be the basis for which all dollar volume discounts, as referenced and detailed in Amendment #4, will be applied against to calculate new Paradyne pricing as said discounts go into effect.

3.0 The Price of all packages are the sum of the parts unless noted otherwise in the attached Pricing List.

4.0 All other terms and conditions of the above stated Agreement remain unchanged.

This amendment for new pricing shall be effective as of January 1, 1997 for all orders current as of that date.

PARADYNE CORPORATION                        PREMISYS COMMUNICATIONS, INC.



By:  /s/ Andrew May                         By:  /s/

Title:  President & CEO                     Title:  V.P. Controller

Date:  6/27/97                              Date:  6/3/97



                       PARADYNE CORPORATION - PROPRIETARY
                      USE PURSUANT TO COMPANY INSTRUCTIONS
                         AMENDMENT NUMBER 9 - LGSC103DS
                                   1 - 5/13/97

                          PREMISYS COMMUNICATION, INC.
                                  IMACS PRICING
                                  FOR PARADYNE

                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
-------------------------------------------------------------------------------
         8901      AC power supply                                       [**]
         8902      (48V DC power supply)                                 [**]
       890220      (48V DC power supply - support OOS @ 39V)             [**]
       890250      SSTE '-48V DC power supply - support OOS @ 39V        [**]
         8903      (48V DC converter (115 VAC input))                    [**]
         8905      (48V DC Converter (115 - 240 VAC input))              [**]
         8904      (48V Ringing generator)                               [**]
         8906      (48V Ringing generator)                               [**]
         8907      24V DC power supply                                   [**]
         8916      IMACS/600 universal enclosure                         [**]
       891620      IMACS/600 universal enclosure                         [**]
         8918      IMACS/800 universal enclosure                         [**]
       891820      IMACS/800 universal enclosure w/ install kit, dual
                   feed pwr supply                                       [**]
       891822      IMACS/800 universal enclosure w/ install kit, dual
                   feed pwr supply, NEBS                                 [**]
       891850      SSTE IMACS/800 universal enclosure w/ install kit,
                   dual feed pwr supply                                  [**]
         8919      IMACS/900 universal enclosure **(2)                   [**]
         8920      8 T1/E1 interface card with 2,400 baud modem - 32
                   Kb NVRAM                                              [**]
       892020      8 T1/E1 interface card with 2,400 baud modem - 32
                   Kb NVRAM metal                                        [**]
      8923###      8 T1/E1 interface card with 2,400 baud modem - 128
                   Kb NVRAM (4)                                          [**]
    892320###      8 T1/E1 interface card with 2,400 baud modem - 128
                   Kb NVRAM (4)                                          [**]
         8921      8 T1/E1 interface card w/out modem - 32 Kb NVRAM      [**]
       892120      8 T1/E1 interface card without modem - 32 Kb NVRAM    [**]
       892220      8 T1/E1 interface card without modem - 128Kb NVRAM
                   with ext sync module for framed T1/E1 (2)             [**]
       892250      SSTE 8 T1/E1 interface card without modem - 128Kb
                   NVRAM with ext sync module for framed T1/E1 (2)       [**]
       892221      8 T1/E1 interface card without modem - 128Kb NVRAM
                   with ext sync module for unframed T1/E1**(2)          [**]
         8925      2 T1 interface card without modem                     [**]
         8926      2 T1 interface card with modem (1)                    [**]
         8927      2 E1 interface card without modem(1)                  [**]
         1183      E1 Distribution Panel (8 E1s)                         [**]
         1184      Distribution Panel                                    [**]
         8800      CPU control card with 2 T1/E1 bus-connect (non-
                   redundant) - 256K                                     [**]
       880020      CPU control card with 2 T1/E1 bus-connect (non-
                   redundant) - 256K                                     [**]
         8801      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 256 K                           [**]
       880120      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 256 K                           [**]
        8802#      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 512 K  (4)                      [**]
      880220#      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 512 K  (4)                      [**]
       880221      CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 512 K  (4)                      [**]
       880250      SSTE CPU control card with 8 T1/E1 cross-connect
                   (redundant-capable) - 512 K  (4)                      [**]
         8804      CPU control card with 4 T1/E1 bus-connect
                   (redundant-capable) - 256 K                           [**]
       880420      CPU control card with 4 T1/E1 bus-connect
                   (redundant-capable) - 256 K                           [**]
        60342      Version 3.4.2 host firmware                           [**]
        60343      Version 3.4.3 host firmware                           [**]
        60344      Version 3.44 host firmware                            [**]
        60400      Version 4.0.0 host firmware (5)                       [**]
        60410      Version 4.1.0 host firmware (5)                       [**]

* Confidential Treatment Requested

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE


                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
        60420      Version 4.2.0 host firmware (5)                       [**]
        60430      Version 4.3.0 host firmware (5)                       [**]
        60440      Version 4.4.0 host firmware (5)                       [**]
        60450      Version 4.5.0 host firmware (5)                       [**]
        60101      TCP/IP/SNMP host code option                          [**]
        60102      TR08 host code option                                 [**]
        63100      MCC Firmware                                          [**]
         8000      Single T1/E1 WAN                                      [**]
       800020      Single T1/E1 WAN                                      [**]
         8010      Dual T1/E1 WAN                                        [**]
       801020      Dual T1/E1 WAN                                        [**]
       801050      SSTE Dual T1/E1 WAN                                   [**]
       801120      Universal Dual T1/E1 WAN**                            [**]
         8014      Dual T1/E1WAN with 1 x 3 relays                       [**]
       801420      Dual T1/E1WAN with 1 x 3 relays                       [**]
          811      DSX/CEPT plug-in module                               [**]
        81120      DSX/CEPT plug-in module                               [**]
        81150      SSTE DSX/CEPT plug-in module                          [**]
          812      CSU plug-in module                                    [**]
        81220      CSU plug-in module                                    [**]
        82020      1168 kbps HDSL plug-in mod for Univ WAN 8011          [**]
         8108      8-port, 2-wire E&M                                    [**]
         8119      8-port, 4-wire E&M - Extended Range                   [**]
       811920      8-port, 4-wire E&M - Extended Range metal             [**]
         8128      8-port, 2-wire FXS - 900 Ohm                          [**]
         8129      8-port, 2-wire FXS - 600 Ohm                          [**]
         8138      8-port, 2-wire FXO - 900 Ohm                          [**]
         8139      8-port, 2-wire FXO - 600 Ohm                          [**]
         8149      6 Port 16 KHz FXS Coin Card - 600 Ohm (2)             [**]
         8159      6 Port 16 KHz FXO Coin Card - 600 Ohm (2)             [**]
         8202      2-port HSU w/ RS-530/V.35 i/f                         [**]
         8212      2-port HSU w/ V.35 i/f                                [**]
         8213      2-port HSU w/ RS-530/RS-366/V.25bis i/f               [**]
         8215      4-port HSU w/ RS-530/V.35 i/f                         [**]
       821520      4-port HSU w/ RS-530/V.35 i/f                         [**]
       821550      SSTE 4-port HSU w/ RS-530/V.35 i/f                    [**]
         8220      10-port SRU w/ RS-232C/V.24 i/f                       [**]
         8228      8-port sub-rate B7R IP concentrator card (1)          [**]
         8230      8-port subrate FRAD card                              [**]
         8231      8-port subrate FRAD card (HDLC only)                  [**]
         8247      5-port OCU-DP (expandable) (6)                        [**]
          845      5-port OCU-DP child card (6)                          [**]
         8249      2-port OCU-DP with error correction                   [**]
         8254      4-port DSO-DP/G.703 co/contra directional             [**]
         8260      8-port BRI U i/f card (1)                             [**]
       826020      8-port BRI U i/f card (1)                             [**]
         8261      8-port BRI U i/f card, with sealing current (1)       [**]
       826120      8-port BRI U i/f card, with sealing current (1)       [**]
         8811      ACS-68 server (3)                                     [**]
       881120      ACS-68 server (3)                                     [**]
         8813      ACS-68 server with Exp-64 module (3)                  [**]
       881320      ACS-68 server with Exp-64 module (3)                  [**]
         8871      ADPCM Server                                          [**]
       887120      ADPCM Server                                          [**]
         8880      4 channel inverse mux server with BONDING modes
                   0 and 1 software(1)                                   [**]
        8840A      ISDN PRI server card - 1 D channel                    [**]
        8840B      ISDN PRI server card - 2 D channels                   [**]
        8840C      ISDN PRI server card - 8 D channels                   [**]
        62100      Frame relay server software for ACS card (3)          [**]
         8401      External alarm card                                   [**]
       840120      External alarm card                                   [**]
         8402      External alarm card - 3 ports and power fail alarm    [**]

* Confidential Treatment Requested

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE


                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
       840220      External alarm card - 3 ports and power fail alarm    [**]
       840250      SSTE External alarm card - 3 ports and power fail
                   alarm                                                 [**]
         1500      External Sync Panel                                   [**]
       150050      SSTE External Sync Panel                              [**]
         2001      Blank Card Filler Panel                               [**]
Notes
           **      Consult factory for delivery lead times               [**]
            #      formerly 8801b                                        [**]
           ##      formerly 8805                                         [**]
          ###      formerly 8920b                                        [**]
          (1)      Requires version 3.2 or higher                        [**]
          (2)      Requires version 4.0 or higher                        [**]
          (3)      Requires version 4.1 or higher                        [**]
          (4)      Required for Host 4.0 or higher                       [**]
          (5)      Requires 8923 or 8922 and 8802                        [**]
          (6)      Requires Host 3.4.1 or higher                         [**]
          (7)      8811 or higher ACS                                    [**]
                   Front panel types                                     [**]
                   Std = standard molded face plate                      [**]
                   M/E = metal face plate with ejec                      [**]

         1106      RJ48 to 2 BNC Adapter (for E1)                        [**]
        1114F      5-ft RJ48M to DB25F Straight-Thru Cable (for SRU)     [**]
        1114M      5-ft RJ48M to DB25M Straight-Thru Cable (for SRU)     [**]
        1114X      5-ft RJ48M to DB25M Cross-Over Cable (for SRU)        [**]
       1114CX      5-ft RJ48M to DB25M External Clock Cable (for SRU)    [**]
         1118      25-ft RJ48M to RJ48M Silver-Satin Cable (for OCU-DP)  [**]
         1121      50-Pin to 2 RJ48 Adapter with Test Jacks (for T1)     [**]
         1181      50-Pin to 8 RJ48 Adapter (for T1)                     [**]
        1201F      15-ft DB9M to DB25F Straight Thru (for Interface)     [**]
        1201M      15-ft DB9M to DB25M Straight Thru (for Interface)     [**]
        1202F      15-ft DB9F to DB25F Straight Thru (for Interface)     [**]
        1202M      15-ft DB9F to DB25M Straight Thru (for Interface)     [**]
        1203F      5-ft DB25M to V.35F Straight-Thru Cable (for V.35
                   HSU)                                                  [**]
        1203M      5-ft DB25M to V.35M Straight-Thru Cable (for V.35
                   HSU)                                                  [**]
        1203X      5-ft DB25M to V.35M Cross-Over Cable (for V.35 HSU)   [**]
        1204F      5-ft DB25M to RS530F Straight-Thru Cable (for RS530
                   HSU)                                                  [**]
        1204M      5-ft DB25M to RS530M Straight-Thru Cable (for RS530
                   HSU)                                                  [**]
        1204X      5-ft DB25M to RS530M Cross-Over Cable (for RS530 HSU) [**]
        1206F      5-ft DB15M to DB25F Straight-Thru Cable (for RS366
                   HSU Ports)                                            [**]
         1207      6-ft 3-to-4 50-Pin E&M Cable (All Male Connectors)    [**]
         1208      6-ft 3-to-1 50-Pin FXS Cable (All Male Connectors)    [**]
         1209      6-ft 3-to-1 50-Pin TO Cable (All Male Connectors)     [**]
         1210      5-ft 50-Pin Male to Male Amphenol Cable (for Multiple
                   Uses)                                                 [**]
        1212F      5-ft DB25M to RS449F Straight-Thru Cable (for RS449
                   HSU)                                                  [**]
        1212M      5-ft DB25M to RS449M Straight-Thru Cable (for RS449
                   HSU)                                                  [**]
        1212X      5-ft DB25M to RS449M Cross-Over Cable (for RS449 HSU) [**]
         1213      5-ft 50-pin Male Amphenol Cable to 2 RJ-48F Cable
                   (for 8 T1 interface)                                  [**]
        1215M      5-ft RJ48M to DB15M Straight-Thru Cable (for CSU)     [**]
        1215X      5-ft RJ48M to DB15F Cross-Over Cable (for PBX)        [**]
        1216F      15-ft RJ48M to DB25F Straight-Thru Cable (for VT100)  [**]
        1216M      15-ft RJ48M to DB25M Straight-Thru Cable (for VT100)  [**]
         1217      25-ft RJ11M to RJ11M Cable (for Modem)                [**]
         1220      25-ft 50-Pin Male to Female Amp/Champ Extension
                   Cable                                                 [**]
         1221      25-ft DB25M to DB25F Extension Cable (for RS232
                   operation)                                            [**]
         1222      25-ft DB25M to DB25F Extension Cable (for RS530
                   operation)                                            [**]
         1224      25-ft DB25M to DB25F Extension Cable (for V.35
                   operation)                                            [**]
         1230      1-ft RJ48M to RJ48M Shielded Cable (for T1)           [**]

* Confidential Treatment Requested

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE


                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
         1231      25-ft RJ48M to RJ48M Shielded Cable (for T1)          [**]
         1232      50-ft RJ48M to RJ48M Shielded Cable (for T1)          [**]
         1233      100-ft RJ48M to RJ48M Shielded Cable (for T1)         [**]
         1239      Y Adapter for WAN Card Redundancy (Bus Connect
                   Systems)                                              [**]
         1240      5-inch DB26M to DB25F RS530 Adapter Cables            [**]
         1251      RS-530 to V.35 Personality Module                     [**]
         1252      RS-530 to RS-232 Personality Module                   [**]
         1255      RS232/RS530 DB25 Female-to-Female Gender Changer      [**]
         1257      V.35 M34 Female-to-Female Gender Changer              [**]
         1258      RS449 DB37 Female-to-Female Gender Changer            [**]
        1261F      5-ft DB25(M) to M34(F) Straight-Thru Cable V.35
                   cable                                                 [**]
        1261M      5-ft DB25(M) to M34(M) Straight-Thru Cable V.35
                   cable                                                 [**]
        1263F      5-ft DB26M to V.35F (M34) Straight-Thru Cable (for
                   DB26 HSUs)                                            [**]
        1263M      5-ft DB26M to V.35M (M34) Straight-Thru Cable (for
                   DB26 HSUs)                                            [**]
        1263X      5-ft DB26M to V.35M (M34) Cross-Over Cable (for
                   DB26 HSUs)                                            [**]
        1264F      5-ft DB26M to RS530F (DB25) Straight-Thru Cable
                   (for DB26 HSUs)                                       [**]
        1264M      5-ft DB26M to RS530M (DB25) Straight-Thru Cable
                   (for DB26 HSUs)                                       [**]
        1264X      5-ft DB26M to RS530M (DB25) Cross-Over Cable (for
                   DB26 HSUs)                                            [**]
        1265F      5-ft DB26M to RS449M (DB37) Straight-Thru Cable
                   (for DB26 HSUs)                                       [**]
        1265M      5-ft DB26M to RS449M (DB37) Straight-Thru Cable
                   (for DB26 HSUs)                                       [**]
        1265X      5-ft DB26M to RS449M (DB37) Cross-Over Cable (for
                   DB26 HSUs)                                            [**]
         1268      25-ft DB26M to DB26F Extension Cable (for V.35
                   operation)                                            [**]
         1269      25-ft DB26M to DB26F Extension Cable (for RS530/
                   RS449 operation)                                      [**]
         1504      M66 Block with 2 Female 50-Pin Amp/Champ Connectors   [**]
         1901      IMACS Reference Guide                                 [**]
         1902      EMS Reference Guide                                   [**]
         1903      Cable and Equipment Guide                             [**]
         1904      TCP/IP Manual                                         [**]
       3001AR      Model 8800 CPU to Model 8804 CPU                      [**]
       3002AR      Model 8800 CPU to Model 8801 CPU                      [**]
       3003AR      Model 8804 CPU to Model 8801 CPU                      [**]
       3100AR      Add TCP/IP/SNMP firmware to any CPU card              [**]
       3010AR      Firmware enhancement to any card                      [**]
       3020AR      Any other enhancement to any module                   [**]


     Terms and conditions on advanced replacements:

                   User must order an advanced replacement upgrade
                    from Premisys.
                   Advanced replacement board will be sent with return
                    label for old board.
                   Old board must be returned freight pre-paid to
                    Premisys within 21 days of receipt of replacement board.
                   If old board is not received within 21 days, the user
                    will be billed for the list price of the board
                   Replaced board retains the warranty period of the
                    original board.

       3001FG      Model 8800 CPU to Model 8804 CPU                      [**]
       3002FG      Model 8800 CPU to Model 8801 CPU                      [**]
       3003FG      Model 8804 CPU to Model 8801 CPU                      [**]
       3100FG      Add TCP/IP/SNMP firmware to any CPU card              [**]
       3010FG      Firmware enhancement to any card                      [**]
       3020FG      Any other enhancement to any module                   [**]

                   Terms and conditions on return-to factory
                    enhancements and upgrades.
                   User must obtain an RA number from Premisys before
                    returning board for upgrade.
                   Board must be sent freight pre-paid to Premisys. Premisys will return the upgraded board via 2nd day air freight within 21 days of receipt.
                   Upgraded boards retain the warranty period of the
                    original board.
                   Advanced replacement is not included in upgrade price.

* Confidential Treatment Requested

       3010EP      Firmware upgrade to any CPU card                      [**]
       3020EP      Firmware upgrade to any other card                    [**]

* Confidential Treatment Requested

                          PREMISYS COMMUNICATIONS, INC.
                                  IMACS PRICING
                                  FOR PARADYNE

                                                                         1997
PRODUCT NUMBER     DESCRIPTION                                           PRICE
--------------------------------------------------------------------------------
                   Terms and conditions on EPROM upgrades.
                   User is responsible for proper handling of EPROM's
                    and circuit boards.
                   Improper handling by user may result in voiding of
                    warranty.
         1920      Corporate Brochure                                    [**]
         1921      Corporate Cover Folder                                [**]
         1922      IMACS Data Sheet                                      [**]
         1923      ATM Data Sheet                                        [**]
         1924      Frame Relay Data Sheet                                [**]
         1925      ISDN BRX Data Sheet                                   [**]
         1926      Assembly of collateral into folder                    [**]
         1927      Complete set of collateral (1920, 1921, 1922,
                   1923, 1924, 1925, 1926)                               [**]


PACKAGE PRICING

The packages listed below are not a sum of the parts and are being included in this agreement.
All other packages are a sum of the parts and will not be listed individually on this agreement.

          The pricing on these packages is good thru December 31, 1997

     2525-TWA      AC POWER PACKAGE FOR TIME WARNER                      [**]
         8901      AC POWER SUPPLY (110/220)                             [**]
         8903      INTERNAL AC-DC CONVERTER                              [**]
         8904      48V RINGING GENERATOR                                 [**]

     2525-TWD      DC POWER PACKAGE FOR TIME WARNER                      [**]
         8902      DC POWER SUPPLY (-48)                                 [**]
         8904      48V RINGING GENERATOR                                 [**]

     2525-41U      RELEASE 4.1 UPGRADE PACKAGE                           [**]
 880220/60410      CPU Xcon 512K RAM w/4.1 FW-Metal                      [**]
       892320      128K NV RAM Interface w/Modem-Metal                   [**]
        60101      TCP/IP SNMP SW OPTION                                 [**]

     2525-FRU      FRAME RELAY UPGRADE PACKAGE                           [**]
 880220/60410      CPU Xcon 512K RAM w/4.1 FW-Metal                      [**]
       892320      128K NV RAM Interface w/Modem-Metal                   [**]
 881120/62100      Frame Relay Server/ACS-68 Server                      [**]
        60101      TCP/IP SNMP SW OPTION                                 [**]

* Confidential Treatment Requested
                                     Page 5